UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07755

Nuveen Multistate Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report February 28, 2009	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Nuveen Connecticut Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

Nuveen New York Insured Municipal Bond Fund

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Dear Shareholders,

I write this letter in a time of continued uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate and extend the course of recovery. At the same time, government officials in the U.S. and abroad have implemented a wide range of programs to restore stability to the financial system and encourage economic recovery. It is believed that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to envision that outcome in the current environment.

As you will read in this report, the continuing financial and economic problems are weighing heavily on asset values for equities and fixed income and unfortunately the performance of your Nuveen Fund has been similarly affected. I hope that you will carefully review the Portfolio Manager’s Comments and the Fund Spotlight sections of this report. These comments highlight the manager’s pursuit of investment strategies that depend on thoroughly researched securities, diversified portfolio holdings and well established investment disciplines to achieve your Fund’s investment goals. The Fund Board believes that a consistent focus on long term investment goals provides the basis for successful investment over time and we monitor your Fund with that objective in mind.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board

April 20, 2009

Robert P. Bremner

Chairman of the Board

Annual Report    Page 1

Portfolio Manager’s Comments for the Nuveen Connecticut,

New Jersey, New York and New York Insured Municipal Bond Funds

Portfolio manager Cathryn Steeves discusses key investment strategies and the Funds’ performance during the twelve months ending February 28, 2009. Cathryn, who has 13 years of investment experience, has managed the Funds since 2006.

What factors had the greatest influence on the U.S. economy and the national and state municipal markets in which the Funds invest during the twelve-month period?

The last few months of 2008 were a very difficult period for the U.S. economy and the financial markets. Gross domestic product (GDP) – a measure of national economic output – declined by an annualized 6.2% in the fourth quarter of 2008. This was the worst quarterly performance for the U.S. economy since 1982 and it followed a third-quarter GDP drop of 0.5%. These were the first consecutive quarterly declines seen in the United States since 1991. As the economy weakened, unemployment rose. The national unemployment rate was 8.1% in February 2009, up from 7.6% in January. More than 850,000 jobs were lost during the month, bringing the total to 3.8 million during the twelve-month period.

In addition, a credit crunch developed as banks and other financial institutions became highly reluctant to lend. With investment capital scarce, bond issuers found themselves unable to refinance debt. The most prominent casualty was investment bank Lehman Brothers. The company’s fall was one trigger for a big decline in the equity and fixed-income markets, including the municipal bond market. Only U.S. Treasuries emerged from the downturn stronger, as nervous investors flocked to what they believed were the most resilient areas of the financial markets.

Seeking to stimulate the economy and loosen the flow of credit, the federal government passed a $700 billion financial industry rescue package in October, 2008. It was followed by a $787 billion stimulus package in February, 2009. The Federal Reserve (Fed) also was quite aggressive in its attempts to boost growth and restart credit markets. With inflation relatively contained – thanks in large part to declining energy prices – the Fed cut interest rates throughout the period, especially in its second half. The central bank’s boldest move came in December 2008, when the target federal funds rate was reduced to a record low of 0-0.25%. (On March 18, 2009, following the end of this reporting period, the Fed announced that, in addition to maintaining the fed funds rate at its 0-0.25% level, it would buy $300 billion in Treasury securities over the next six months in an effort to improve conditions in private credit markets and up to an additional $750 billion of agency mortgage-backed securities to bolster the housing market.)

With credit conditions tight, the municipal bond market faced several extended periods of significant illiquidity. This was especially true in the fall of 2008. In addition, municipal bond values declined sharply while yields, which move in the opposite direction as prices, were high relative to recent norms. Lower-rated bonds did particularly poorly because of their added credit risk. The yield curve steepened dramatically during the year, with yields on shorter-dated bonds declining much faster than those on longer-dated bonds – indicating investors’ preference for bonds with less interest rate risk.

Beginning in October, the nation’s financial institutions and financial markets – including the municipal bond market – experienced significant turmoil. Reductions in demand decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this generally reduced the Funds’ common

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Annual Report    Page 2

Class A Shares—

Average Annual Total Returns

as of 2/28/09

	Average Annual
	1-Year	5-Year	10-Year
Nuveen Connecticut Municipal Bond Fund
A Shares at NAV	2.20%	2.16%	3.77%
A Shares at Offer	-2.10%	1.29%	3.33%
Lipper Connecticut Municipal Debt Funds Average[1]	1.95%	1.64%	3.36%
Barclays Capital Connecticut Municipal Bond Index[2]	8.42%	3.68%	4.74%
Barclays Capital Municipal Bond Index[2]	5.17%	3.13%	4.61%
S&P National Municipal Bond Index[3]	3.09%	2.82%	4.43%

Nuveen New Jersey Municipal Bond Fund
A Shares at NAV	1.66%	2.04%	3.68%
A Shares at Offer	-2.59%	1.17%	3.24%
Lipper New Jersey Municipal Debt Funds Average[1]	-0.21%	1.56%	3.10%
Barclays Capital New Jersey Municipal Bond Index[2]	5.01%	3.40%	4.74%
Barclays Capital Municipal Bond Index[2]	5.17%	3.13%	4.61%
S&P National Municipal Bond Index[3]	3.09%	2.82%	4.43%

Nuveen New York Municipal Bond Fund
A Shares at NAV	1.67%	2.08%	3.84%
A Shares at Offer	-2.56%	1.21%	3.40%
Lipper New York Municipal Debt Funds Average[1]	0.46%	1.42%	3.15%
Barclays Capital New York Municipal Bond Index[2]	5.59%	3.24%	4.66%
Barclays Capital Municipal Bond Index[2]	5.17%	3.13%	4.61%
S&P National Municipal Bond Index[3]	3.09%	2.82%	4.43%
S&P New York Municipal Bond Index[4]	4.14%	3.11%	4.60%

	Average Annual
	1-Year	5-Year	10-Year

Nuveen New York Insured Municipal Bond Fund
A Shares at NAV	4.24%	2.16%	3.92%
A Shares at Offer	-0.12%	1.29%	3.47%
Lipper Single-State Insured Municipal Debt Funds Average[1]	4.17%	1.94%	3.54%
Barclays Capital New York Insured Municipal Bond Index[2]	6.59%	3.27%	4.85%
Barclays Capital Municipal Bond Index[2]	5.17%	3.13%	4.61%
S&P National Municipal Bond Index[3]	3.09%	2.82%	4.43%
S&P New York Municipal Bond Index[4]	4.14%	3.11%	4.60%

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns at NAV would be lower if the sales charge were included. Class A Shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	For each Fund, the Lipper average shown represents the average annualized total return for all reporting funds for the periods ended February 28, 2009. The Lipper categories contained 19, 16 and 16 funds in the Lipper Connecticut Municipal Debt Funds Average, 46, 36 and 31 funds in the Lipper New Jersey Municipal Debt Funds Average, 96, 90 and 70 funds in the Lipper New York Municipal Debt Funds Average and 66, 61 and 60 funds in the Lipper Single-State Insured Municipal Debt Funds Average for the respective one-, five- and ten-year periods ended February 28, 2009. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Barclays Capital Municipal Bond Index is an unmanaged, unleveraged index comprised of a broad range of investment-grade municipal bonds. The Barclays Capital Connecticut Municipal Bond Index is an unmanaged, unleveraged index comprised of investment grade, tax-exempt Connecticut bonds with maturities of two years or greater. The Barclays Capital New Jersey Municipal Bond Index is an unmanaged, unleveraged index comprised of investment grade, tax-exempt New Jersey bonds with maturities of two years or greater. The Barclays Capital New York Municipal Bond Index is an unmanaged, unleveraged index comprised of investment grade, tax-exempt New York bonds with maturities of two years or greater. The Barclays Capital New York Insured Municipal Bond Index is an unmanaged, unleveraged index comprised of insured New York municipal bond issues. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

3	The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value weighted index designed to measure the performance of the investment-grade municipal bond market. The index does not reflect any initial or ongoing expenses and is not available for direct investment.

4	The Standard & Poor’s (S&P) New York Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade New York municipal bond market. The index does not reflect any initial or ongoing expenses and is not available for direct investment.

Annual Report    Page 3

share net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. This reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly with respect to lower-rated municipal bonds, as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This deleveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage levels that had recently increased due to the decline in municipal bond prices.

Municipal bond prices were further negatively impacted by concerns that the need for further deleveraging and a supply overhang (a large amount of new issues that were postponed) would cause selling pressure to persist for a period of time. In addition to falling prices, the following market conditions resulted in greater price volatility of municipal bonds – wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); significantly reduced liquidity (i.e., the ability to sell bonds at a price close to their carrying value), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade). Reduced liquidity was most pronounced in mid-October, although it improved considerably after that period.

In the municipal bond market, performance over this period was significantly impacted by concerns about the credit markets, downgrades of municipal bond insurers, and institutional investors’ need to unwind various leveraging strategies. These events created surges of selling pressure, as many municipal bond owners tried to sell holdings of longer-maturity bonds into a market already experiencing a lack of liquidity. Combined with the Fed rate cuts, this produced a steepening of the municipal yield curve. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds, and higher quality bonds tended to outperform lower quality credits.

Over the twelve months ended February 28, 2009, municipal bond issuance nationwide totaled $417.8 billion, a drop of 5% compared with the twelve-month period ended February 29, 2008. While market conditions during this period impacted the demand for municipal bonds, we continued to see demand from investors attracted by higher interest rates and yields relative to taxable bonds.

Connecticut’s economy deteriorated fairly rapidly during the period. Job losses were particularly high in the fourth quarter of 2008, and by the end of February, unemployment in the state stood at 7.4%, Connecticut’s large exposure to the insurance and financial industries – both of which experienced significant challenges during the year – was a significant reason for the state’s weakened economic and employment picture. As was the case in many other parts of the country, Connecticut’s housing market continued to sag as a result of tight credit markets and rising unemployment. With the economic decline came a comparable decline in the state’s fiscal health. Government revenues have fallen for multiple reasons – from declining tourism to sharp drops in sales taxes triggered by reduced consumer spending. Municipal bond issuance in Connecticut totaled about $8 billion during the twelve-month reporting period – a year-over-year increase of 72%.

New Jersey issued $12.7 billion worth of new municipal bonds during the twelve months ending February 28, 2009 – up 27% over the previous twelve-month period. New Jersey’s employment picture tracked the economy downward. The state’s jobless rate was 8.2% in February 2009, almost a full percentage point worse than in January. Weakness in the trade, professional services, health care and government sectors all contributed to New Jersey’s economic deterioration. Consumer strength also continued to weaken. Compared to

Annual Report    Page 4

the rest of the country, however, New Jersey’s housing market decline has been significantly less dramatic. As New Jersey’s economy weakened, so did its fiscal health. Tax revenues declined, and the state was projecting a budget deficit of $1.2 billion for the 2010 fiscal year.

The recession came later to New York, but hit the state very hard. Unemployment reached 7.8% in February 2009, and the weak job market led to sharply slower income growth and housing market deterioration. Wall Street’s turmoil was a big factor in the state’s economic slowdown. Bonus income in the financial industry was sharply below that of previous years and the decline translated into a $1 billion drop in income-tax revenues for the state. In addition to the financial sector’s troubles, the manufacturing and health care sectors also continued to contract. New York’s economic challenges were accompanied by a growing budget deficit, which, according to projections, could top $15 billion for the 2009 and 2010 fiscal years. Municipal bond supply in the Empire State totaled $44 billion during the twelve-month reporting period – a 24% year-over-year increase.

At period end, Connecticut, New Jersey and New York all maintained credit ratings of Aa3 from Moody’s Investors Services.

How did the Funds perform during the past year?

The chart on page 3 provides total return performance information for the Funds for the one-year, five-year, and ten-year periods ended February 28, 2009. During the twelve-month reporting period, the Class A Shares at net asset value (NAV) of the Connecticut, New Jersey, New York and New York Insured Funds outperformed their respective Lipper peer fund averages. The New York Insured Fund also outperformed both the national Standard & Poor’s (S&P) Municipal Bond Index and the S&P New York Municipal Bond Index, though it trailed the Barclays Capital New York Insured Municipal Bond Index and the national Barclays Capital Municipal Bond Index. Meanwhile, the Connecticut, New Jersey and uninsured New York Funds all underperformed their respective Barclays Capital and S&P municipal bond indexes.

Given investors’ risk aversion during the period, bonds displaying any degree of credit risk generally underperformed their higher-quality counterparts. As a result, the returns of all three uninsured Funds were hurt to varying extents by their exposure to BBB-rated and non-rated municipal securities. Of these three, the uninsured New York Fund had the largest allocation to lower-rated bonds, followed by the New Jersey Fund. The Connecticut Fund also suffered from its exposure to BBB-rated and non-rated bonds, although that exposure was more modest because of the generally higher quality of issuance within the state.

The vast majority of the New York Insured Fund’s portfolio was invested in insured municipal debt – consistent with the Fund’s investment objective. Some of our positions, however, included bonds of lower-rated issuers that were backed by insurance companies whose credit ratings were downgraded during the period. As the market’s concerns grew about the insurers’ credit strength, the bond prices began to fall and reflect the underlying credit of the issuers. To the extent we were exposed to these bonds, the Fund’s performance suffered.

Bonds in defensive sectors generally outperformed on a relative basis during the economically challenging period, while those in more economically sensitive sectors or those featuring significant lower-rated issuance underperformed. For example, all four Funds were comparatively underweighted in tax-backed general obligation bonds, which were some of the better performers over the period. The Connecticut Fund also benefited from its overweighting in education bond, and a comparable underweighting in the uninsured New York and New Jersey Funds hampered performance. Overweightings in the health care sector helped the uninsured New York Fund. Both the uninsured New York and Connecticut portfolios were overweighted in housing issues – a negative because of the ongoing effects of a troubled real estate market. All of the

Annual Report    Page 5

Funds were underweighted in the tobacco bond sector, which underperformed. This positioning, coupled with positive relative returns from the individual tobacco bonds we did own, proved helpful to comparative performance.

What strategies were used to manage the Funds?

The municipal market was relatively quiet in the first half of the reporting period. Accordingly, changes to the portfolios were limited during this time. However, market conditions deteriorated in the second half of the year – especially in November and December 2008. High-yield bond fund managers and other institutional investors were finding it very difficult to sell positions to generate cash in an increasingly illiquid market. As they became more anxious to sell lower-rated positions and as few buyers emerged, the prices of many issues fell sharply. This situation enabled us to buy very attractively valued bonds that were of sound underlying credit quality. Our purchases took place in multiple sectors and included new utility, higher education, hospital and retirement facility bond issues. Many of these were older bonds that Nuveen’s research department had been following for some time. This gave us sufficient confidence that the securities could provide our shareholders with very strong long-term values at a reasonable level of risk. We pursued this strategy primarily in the Connecticut, New Jersey, and uninsured New York Funds.

In the Insured New York Fund, we were less focused on this strategy of lower-rated opportunistic buying because of the requirement to be 80% invested in insured municipal bonds rated AAA at the time of purchase. However, illiquid market conditions and a “flight to quality” among risk-averse investors meant that many insured bonds saw their yields increase and prices decline – providing good opportunities to invest in higher-quality bonds at what we believed were good long-term values.

As the municipal market remained illiquid, demand from individual investors for high-quality bonds trading at a slight discount remained relatively strong during the period. To take advantage of the demand, we sold these types of securities when appropriate and used the proceeds to fund some of the purchases described earlier.

Early in the period, market conditions provided us with an unusual opportunity to purchase auction-rate bonds. Auction rate bonds are debt instruments (corporate or municipal bonds) with a long-term maturity for which the interest rate is regularly reset through an auction. Traditionally, the securities were more favored by money market fund managers for their short maturities. A tightening credit market, however, caused yields on these bonds to reach such high levels that we decided to add them to both New York Funds as well as the Connecticut Fund. These purchases enabled us to obtain favorable levels of income for the Funds until we decided to sell them relatively early in the period.

Recent Developments Regarding Bond Insurance Companies

Another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies. At the time this report was prepared, at least one rating agency has placed each of these insurers except AGC on “negative credit watch” or “credit watch developing,” which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies – especially those bonds with weaker underlying credits – declined, detracting from the Funds’ performance. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and

Annual Report    Page 6

uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

Dividend Information

During the reporting period, the Class B Shares of the Connecticut Fund saw an increase to its monthly dividend in November 2008 while its Class C Shares experienced a dividend increase in August 2008. All share classes of the New Jersey Fund saw a dividend increase in February 2009, while its Class B and Class C Shares experienced a dividend increase in November 2008 and the Class B Shares also had a dividend increase in May 2008. All share classes of the uninsured New York Fund experienced dividend increases in February 2009, while the Fund’s Class B Shares also had a November 2008 dividend increase. The New York Insured Funds Class B and Class C Shares had one increase to its dividend in May 2008, while the rest of its share classes maintained its existing dividend.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 28, 2009, all of the Funds in this report had a positive UNII balance for tax purposes. The Connecticut, and New York Insured Funds had negative UNII balances and the New Jersey and uninsured New York Funds had positive UNII balances for financial statement purposes.

Annual Report    Page 7

Nuveen Connecticut Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen New Jersey Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with their respective Index. Returns would be different for the other share classes. The Barclays Capital Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The Barclays Capital Connecticut Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Connecticut bonds with maturities of two years or greater. The Barclays Capital New Jersey Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt New Jersey bonds with maturities of two years of greater. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report  l  Page 8

Nuveen New York Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen New York Insured Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with their respective Index. Returns would be different for the other share classes. The Barclays Capital Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The Barclays Capital New York Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt New York bonds with maturities of two years or greater. The Barclays Capital New York Insured Municipal Bond Index is comprised of insured New York municipal bond issues. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report  l  Page 9

Fund Spotlight as of 2/28/09 Nuveen Connecticut Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	FCTTX	FCTBX	FCTCX	FCTRX
NAV	$9.77	$9.77	$9.77	$9.81
Latest Monthly Dividend[2]	$0.0350	$0.0290	$0.0305	$0.0370
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0346	$0.0346	$0.0346	$0.0346
Inception Date	7/13/87	2/11/97	10/04/93	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within 12 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 2/28/09
A Shares	NAV	Offer
1-Year	2.20%	-2.10%
5-Year	2.16%	1.29%
10-Year	3.77%	3.33%
B Shares	w/o CDSC	w/CDSC
1-Year	1.53%	-2.38%
5-Year	1.41%	1.24%
10-Year	3.16%	3.16%
C Shares	NAV
1-Year	1.73%
5-Year	1.61%
10-Year	3.21%
I Shares	NAV
1-Year	2.44%
5-Year	2.38%
10-Year	3.98%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[4]	4.30%	4.12%
30-Day Yield[4]	4.15%	—
SEC 30-Day Yield[4,5]	—	3.98%
Taxable-Equivalent Yield[5,6]	6.07%	5.82%
B Shares	NAV
Dividend Yield[4]	3.56%
30-Day Yield[4]	3.41%
Taxable-Equivalent Yield[6]	4.99%
C Shares	NAV
Dividend Yield[4]	3.75%
30-Day Yield[4]	3.61%
Taxable-Equivalent Yield[6]	5.28%
I Shares	NAV
Dividend Yield[4]	4.53%
SEC 30-Day Yield[4]	4.35%
Taxable-Equivalent Yield[6]	6.36%

Average Annual Total Returns as of 3/31/09
A Shares	NAV	Offer
1-Year	-1.17%	-5.31%
5-Year	2.20%	1.32%
10-Year	3.74%	3.30%
B Shares	w/o CDSC	w/CDSC
1-Year	-1.93%	-5.70%
5-Year	1.44%	1.27%
10-Year	3.13%	3.13%
C Shares	NAV
1-Year	-1.63%
5-Year	1.67%
10-Year	3.19%
I Shares	NAV
1-Year	-0.93%
5-Year	2.42%
10-Year	3.96%

Portfolio Statistics
Net Assets ($000)	$314,934
Average Effective Maturity on Securities (Years)	16.91
Average Duration	7.58

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.07%	1.06%	2/29/08
Class B	1.82%	1.81%	2/29/08
Class C	1.62%	1.61%	2/29/08
Class I	0.87%	0.86%	2/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid March 2, 2009. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2009.

3	Paid November 12, 2008. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.6%.

Annual Report    Page 10

Fund Spotlight as of 2/28/09 Nuveen Connecticut Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Education and Civic Organizations	20.9%
Tax Obligation/General	16.4%
Tax Obligation/Limited	11.7%
Utilities	9.5%
U.S. Guaranteed	9.3%
Health Care	8.5%
Water and Sewer	7.7%
Housing/Single Family	5.4%
Other	10.6%

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of February 28, 2009. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/09)	$978.00	$974.20	$975.20	$979.30	$1,020.53	$1,016.81	$1,017.80	$1,021.52
Expenses Incurred During Period	$4.22	$7.88	$6.91	$3.24	$4.31	$8.05	$7.05	$3.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.61%, 1.41% and 0.66% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 11

Fund Spotlight as of 2/28/09 Nuveen New Jersey Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NNJAX	NNJBX	NNJCX	NMNJX
NAV	$9.81	$9.83	$9.79	$9.85
Latest Monthly Dividend[2]	$0.0360	$0.0300	$0.0315	$0.0375
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0283	$0.0283	$0.0283	$0.0283
Inception Date	9/06/94	2/03/97	9/21/94	2/28/92

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within 12 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 2/28/09
A Shares	NAV	Offer
1-Year	1.66%	-2.59%
5-Year	2.04%	1.17%
10-Year	3.68%	3.24%
B Shares	w/o CDSC	w/CDSC
1-Year	0.98%	-2.91%
5-Year	1.31%	1.14%
10-Year	3.05%	3.05%
C Shares	NAV
1-Year	1.28%
5-Year	1.49%
10-Year	3.12%
I Shares	NAV
1-Year	2.05%
5-Year	2.27%
10-Year	3.90%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[4]	4.40%	4.22%
30-Day Yield[4]	4.33%	—
SEC 30-Day Yield[4,5]	—	4.15%
Taxable-Equivalent Yield[5,6]	6.42%	6.16%
B Shares	NAV
Dividend Yield[4]	3.66%
30-Day Yield[4]	3.57%
Taxable-Equivalent Yield[6]	5.30%
C Shares	NAV
Dividend Yield[4]	3.86%
30-Day Yield[4]	3.77%
Taxable-Equivalent Yield[6]	5.59%
I Shares	NAV
Dividend Yield[4]	4.57%
SEC 30-Day Yield[4]	4.53%
Taxable-Equivalent Yield[6]	6.72%

Average Annual Total Returns as of 3/31/09
A Shares	NAV	Offer
1-Year	-1.27%	-5.38%
5-Year	2.11%	1.23%
10-Year	3.65%	3.21%
B Shares	w/o CDSC	w/CDSC
1-Year	-2.02%	-5.79%
5-Year	1.34%	1.17%
10-Year	3.03%	3.03%
C Shares	NAV
1-Year	-1.84%
5-Year	1.54%
10-Year	3.09%
I Shares	NAV
1-Year	-1.08%
5-Year	2.32%
10-Year	3.86%

Portfolio Statistics
Net Assets ($000)	$199,271
Average Effective Maturity on Securities (Years)	16.90
Average Duration	7.94

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.96%	0.94%	2/29/08
Class B	1.71%	1.69%	2/29/08
Class C	1.51%	1.49%	2/29/08
Class I	0.76%	0.74%	2/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid March 2, 2009. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2009.

3	Paid November 12, 2008. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.6%.

Annual Report    Page 12

Fund Spotlight as of 2/28/09 Nuveen New Jersey Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Tax Obligation/Limited	21.6%
Health Care	19.5%
Transportation	14.4%
U.S. Guaranteed	12.9%
Education and Civic Organizations	9.1%
Long-Term Care	6.0%
Tax Obligation/General	4.5%
Other	12.0%

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of February 28, 2009. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/09)	$971.50	$968.80	$969.60	$973.50	$1,020.58	$1,016.86	$1,017.85	$1,021.57
Expenses Incurred During Period	$4.16	$7.81	$6.84	$3.18	$4.21	$8.00	$7.00	$3.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.60%, 1.40% and ..65% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 13

Fund Spotlight as of 2/28/09 Nuveen New York Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NNYAX	NNYBX	NNYCX	NTNYX
NAV	$9.84	$9.84	$9.84	$9.86
Latest Monthly Dividend[2]	$0.0380	$0.0320	$0.0335	$0.0400
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0360	$0.0360	$0.0360	$0.0360
Inception Date	9/07/94	2/03/97	9/14/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within 12 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 2/28/09
A Shares	NAV	Offer
1-Year	1.67%	-2.56%
5-Year	2.08%	1.21%
10-Year	3.84%	3.40%
B Shares	w/o CDSC	w/CDSC
1-Year	1.00%	-2.88%
5-Year	1.32%	1.16%
10-Year	3.22%	3.22%
C Shares	NAV
1-Year	1.12%
5-Year	1.53%
10-Year	3.28%
I Shares	NAV
1-Year	1.91%
5-Year	2.29%
10-Year	4.05%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[4]	4.63%	4.44%
30-Day Yield[4]	4.53%	—
SEC 30-Day Yield[4,5]	—	4.34%
Taxable-Equivalent Yield[5,6]	6.75%	6.47%
B Shares	NAV
Dividend Yield[4]	3.90%
30-Day Yield[4]	3.78%
Taxable-Equivalent Yield[6]	5.63%
C Shares	NAV
Dividend Yield[4]	4.09%
30-Day Yield[4]	3.99%
Taxable-Equivalent Yield[6]	5.95%
I Shares	NAV
Dividend Yield[4]	4.87%
SEC 30-Day Yield[4]	4.73%
Taxable-Equivalent Yield[6]	7.05%

Average Annual Total Returns as of 3/31/09
A Shares	NAV	Offer
1-Year	-1.34%	-5.52%
5-Year	2.16%	1.29%
10-Year	3.81%	3.36%
B Shares	w/o CDSC	w/CDSC
1-Year	-2.08%	-5.85%
5-Year	1.40%	1.23%
10-Year	3.19%	3.19%
C Shares	NAV
1-Year	-1.78%
5-Year	1.63%
10-Year	3.25%
I Shares	NAV
1-Year	-1.10%
5-Year	2.37%
10-Year	4.02%

Portfolio Statistics
Net Assets ($000)	$377,936
Average Effective Maturity on Securities (Years)	17.76
Average Duration	8.33

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.12%	1.11%	2/29/08
Class B	1.87%	1.86%	2/29/08
Class C	1.67%	1.66%	2/29/08
Class I	0.92%	0.91%	2/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid March 2, 2009. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2009.

3	Paid November 12, 2008. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

Annual Report    Page 14

Fund Spotlight as of 2/28/09 Nuveen New York Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Tax Obligation/Limited	19.9%
Health Care	15.7%
Education and Civic Organizations	11.6%
Transportation	11.4%
Utilities	10.5%
Tax Obligation/General	6.6%
Housing/Multifamily	5.5%
U.S. Guaranteed	5.5%
Other	13.3%

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of February 28, 2009. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/09)	$967.10	$964.30	$964.40	$968.30	$1,020.61	$1,016.90	$1,017.85	$1,021.61
Expenses Incurred During Period	$4.39	$8.03	$7.09	$3.40	$4.51	$8.24	$7.28	$3.50

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .89%, 1.63%, 1.44% and ..69% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 15

Fund Spotlight as of 2/28/09 Nuveen New York Insured Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NNYIX	NNIMX	NNYKX	NINYX
NAV	$9.61	$9.64	$9.62	$9.65
Latest Monthly Dividend[2]	$0.0325	$0.0265	$0.0280	$0.0340
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0306	$0.0306	$0.0306	$0.0306
Inception Date	9/07/94	2/11/97	9/14/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within 12 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 2/28/09
A Shares	NAV	Offer
1-Year	4.24%	-0.12%
5-Year	2.16%	1.29%
10-Year	3.92%	3.47%
B Shares	w/o CDSC	w/CDSC
1-Year	3.45%	-0.54%
5-Year	1.39%	1.23%
10-Year	3.30%	3.30%
C Shares	NAV
1-Year	3.65%
5-Year	1.59%
10-Year	3.34%
I Shares	NAV
1-Year	4.42%
5-Year	2.37%
10-Year	4.12%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[4]	4.06%	3.89%
30-Day Yield[4]	3.90%	—
SEC 30-Day Yield[4,5]	—	3.73%
Taxable-Equivalent Yield[5,6]	5.81%	5.56%
B Shares	NAV
Dividend Yield[4]	3.30%
30-Day Yield[4]	3.14%
Taxable-Equivalent Yield[6]	4.68%
C Shares	NAV
Dividend Yield[4]	3.49%
30-Day Yield[4]	3.34%
Taxable-Equivalent Yield[6]	4.98%
I Shares	NAV
Dividend Yield[4]	4.23%
SEC 30-Day Yield[4]	4.10%
Taxable-Equivalent Yield[6]	6.11%

Average Annual Total Returns as of 3/31/09
A Shares	NAV	Offer
1-Year	0.99%	-3.21%
5-Year	2.33%	1.45%
10-Year	3.92%	3.47%
B Shares	w/o CDSC	w/CDSC
1-Year	0.23%	-3.63%
5-Year	1.57%	1.40%
10-Year	3.30%	3.30%
C Shares	NAV
1-Year	0.53%
5-Year	1.79%
10-Year	3.35%
I Shares	NAV
1-Year	1.18%
5-Year	2.54%
10-Year	4.13%

Portfolio Statistics
Net Assets ($000)	$281,816
Average Effective Maturity on Securities (Years)	15.96
Average Duration	6.97

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.08%	1.07%	2/29/08
Class B	1.83%	1.82%	2/29/08
Class C	1.63%	1.62%	2/29/08
Class I	0.88%	0.87%	2/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid March 2, 2009. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2009.

3	Paid November 12, 2008. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

Annual Report    Page 16

Fund Spotlight as of 2/28/09 Nuveen New York Insured Municipal Bond Fund

Bond Credit Quality1,2

At least 80% of the Fund’s net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 — Insurance, for more information.

Insurers[3]
AMBAC	32.4%
MBIA	28.4%
FGIC	16.8%
FSA	14.7%
Other	7.7%

Industries2

Tax Obligation/Limited	26.8%
Transportation	15.8%
Health Care	13.8%
Tax Obligation/General	11.5%
Utilities	8.6%
Education and Civic Organizations	8.4%
Housing/Multifamily	4.9%
Other	10.2%
1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of February 28, 2009. Holdings are subject to change.

3	As a percentage of total Insured investments as of February 28, 2009. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/09)	$987.40	$983.60	$984.60	$988.40	$1,020.38	$1,016.71	$1,017.65	$1,021.42
Expenses Incurred During Period	$4.39	$8.02	$7.09	$3.35	$4.46	$8.15	$7.20	$3.41

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .89%, 1.63%, 1.44% and ..68% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 17

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.0%

$4,295	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$3,078,312
	Education and Civic Organizations – 21.1%

2,000	Connecticut Health and Education Facilities Authority, Revenue Bonds, Connecticut College, Series 2007G, 4.500%, 7/01/37 – MBIA Insured	7/17 at 100.00	AA–	1,719,460

4,000	Connecticut Health and Education Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2006, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	A	3,866,680

4,450	Connecticut Health and Education Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 – MBIA Insured	7/17 at 100.00	AA–	4,495,079

4,000	Connecticut Health and Education Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007K-2, 5.000%, 7/01/31 – MBIA Insured	7/18 at 100.00	AA	3,915,440

2,000	Connecticut Health and Education Facilities Authority, Revenue Bonds, Trinity College, Series 2007J, 4.500%, 7/01/37 – MBIA Insured	7/17 at 100.00	AA–	1,719,460

	Connecticut Health and Education Facilities Authority, University of Hartford Revenue Bonds, Series 2006G:
4,995	5.250%, 7/01/26 – RAAI Insured	7/16 at 100.00	A3	4,206,240
2,250	5.250%, 7/01/36 – RAAI Insured	7/16 at 100.00	A3	1,747,193

1,540	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School, Series 2003B, 5.000%, 7/01/33 – MBIA Insured	7/13 at 100.00	AA–	1,429,459

1,490	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 1998A, 5.000%, 7/01/18 – RAAI Insured	7/09 at 100.50	BBB+	1,370,949

450	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 – RAAI Insured	7/16 at 100.00	BBB+	335,966

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate School, Series 2007A:
360	5.000%, 7/01/27 – RAAI Insured	7/17 at 100.00	A3	290,520
400	5.000%, 7/01/32 – RAAI Insured	7/17 at 100.00	A3	307,292

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Horace Bushnell Memorial Hall, Series 1999A, 5.625%, 7/01/29 – MBIA Insured	7/09 at 101.00	Baa1	1,981,900

650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Kent School, Series 2004D, 5.000%, 7/01/16 – MBIA Insured	1/15 at 100.00	Baa1	685,620

900	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2001E, 5.250%, 7/01/21	7/11 at 101.00	A2	915,237

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School, Series 2007A:
395	5.000%, 7/01/30 – AMBAC Insured	7/17 at 100.00	A	366,596
265	5.000%, 7/01/37 – AMBAC Insured	7/17 at 100.00	A	241,820

1,125	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 1998E, 5.000%, 7/01/28 – RAAI Insured	7/09 at 100.50	A3	896,985

650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2004H, 5.000%, 7/01/17 – MBIA Insured	7/14 at 100.00	AA–	708,533

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2002E:
1,400	5.500%, 7/01/22 – RAAI Insured	7/12 at 101.00	A3	1,261,750
6,000	5.250%, 7/01/32 – RAAI Insured	7/12 at 101.00	A3	4,780,080

4,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2002W, 5.125%, 7/01/27	7/09 at 100.00	AAA	4,510,980

685	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42	7/13 at 100.00	AAA	690,007

10,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	10,166,378

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$3,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42	7/17 at 100.00	AAA	$3,048,810

635	Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan Program, Series 2001A, 5.250%, 11/15/18 – MBIA Insured (Alternative Minimum Tax)	11/11 at 100.00	Aa3	619,900

1,435	University of Connecticut, General Obligation Bonds, Series 2004A, 5.000%, 1/15/16 – MBIA Insured	1/14 at 100.00	AA	1,586,120

2,670	University of Connecticut, General Obligation Bonds, Series 2005A, 5.000%, 2/15/17 – FSA Insured	2/15 at 100.00	AAA	2,963,113

2,160	University of Connecticut, Student Fee Revenue Bonds, Series 2002A, 5.250%, 5/15/18	5/12 at 100.00	AA–	2,305,822

3,120	University of Connecticut, Student Fee Revenue Refunding Bonds, Series 2002A, 5.250%, 11/15/20 – FGIC Insured	11/12 at 101.00	AA–	3,366,948
69,575	Total Education and Civic Organizations			66,500,337
	Energy – 0.1%

500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	303,745
	Health Care – 8.5%

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bridgeport Hospital Issue, Series 1992A, 6.625%, 7/01/18 – MBIA Insured	7/09 at 100.00	AA–	2,010,960

4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B, 5.500%, 7/01/32 – RAAI Insured	7/12 at 101.00	BBB+	3,203,920

1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East, Series 1999F, 5.750%, 11/15/29 – MBIA Insured	11/09 at 101.00	AA–	1,372,755

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Danbury Hospital, Series 1999G:
500	5.700%, 7/01/22 – AMBAC Insured	7/09 at 101.00	A	467,370
1,000	5.625%, 7/01/25 – AMBAC Insured	7/09 at 101.00	A	895,930

640	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2000A, 6.000%, 7/01/25 – RAAI Insured	7/10 at 101.00	BBB+	558,227

2,240	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2005,, 5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	A3	1,725,114

950	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C, 5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	A3	683,839

90	Connecticut Health and Educational Facilities Authority, Revenue Bonds, St. Francis Hospital and Medical Center, Series 2002D, 5.000%, 7/01/22 – RAAI Insured	7/12 at 101.00	BBB+	77,168

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 1999G, 5.000%, 7/01/18 – MBIA Insured	7/09 at 101.00	Baa1	931,210

2,725	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Waterbury Hospital, Series 1999C, 5.750%, 7/01/20 – RAAI Insured	7/09 at 101.00	BBB+	2,586,570

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, William W. Backus Hospital, Series 1998, 5.000%, 7/01/28 – FSA Insured	7/18 at 100.00	AAA	1,883,960

11,460	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	A1	10,332,220

240	Connecticut Health and Educational Facilities Authority, Revenue Refunding Bonds, Middlesex Health Services, Series 1997H, 5.125%, 7/01/27 – MBIA Insured	7/09 at 100.00	A3	193,253
30,345	Total Health Care			26,922,496
	Housing/Multifamily – 2.0%

1,785	Bridgeport Housing Authority, Connecticut, Multifamily Housing Revenue Bonds, Stratfield Apartments, Series 1999, 7.250%, 12/01/24 (Alternative Minimum Tax)	12/09 at 102.00	N/R	1,587,204

2,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 1999D-2, 6.200%, 11/15/41 (Alternative Minimum Tax)	12/09 at 100.00	AAA	2,003,380

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund (continued)

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$3,000	Connecticut Housing Finance Authority, Multifamily Housing Mortgage Finance Program Bonds, Series 2006G-2, 4.800%, 11/15/27 (Alternative Minimum Tax)	11/15 at 100.00	AAA	$2,673,120
6,785	Total Housing/Multifamily			6,263,704
	Housing/Single Family – 5.5%

	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001C:
1,595	5.300%, 11/15/33 (Alternative Minimum Tax)	11/10 at 100.00	AAA	1,461,514
5,160	5.450%, 11/15/43 (Alternative Minimum Tax)	11/10 at 100.00	AAA	4,733,216

5,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2004-A5, 5.050%, 11/15/34	5/13 at 100.00	AAA	4,791,350

	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006-A1:
1,610	4.700%, 11/15/26 (Alternative Minimum Tax)	11/15 at 100.00	AAA	1,432,095
1,735	4.800%, 11/15/31 (Alternative Minimum Tax)	11/15 at 100.00	AAA	1,486,114

3,500	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D, 4.650%, 11/15/27	5/16 at 100.00	AAA	3,304,000
18,600	Total Housing/Single Family			17,208,289
	Industrials – 1.8%

5,250	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1992A, 6.450%, 11/15/22 (Alternative Minimum Tax)	5/09 at 100.00	BB+	4,730,040

1,000	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)	12/11 at 102.00	Ba1	889,780
6,250	Total Industrials			5,619,820
	Long-Term Care – 4.6%

	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Church Homes Inc. – Congregational Avery Heights, Series 1997:
1,400	5.700%, 4/01/12	4/09 at 100.00	BBB–	1,369,144
2,560	5.800%, 4/01/21	4/09 at 100.00	BBB–	2,229,658

	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Connecticut Baptist Homes Inc., Series 1999:
1,000	5.500%, 9/01/15 – RAAI Insured	9/09 at 102.00	BBB+	957,180
500	5.625%, 9/01/22 – RAAI Insured	9/09 at 102.00	BBB+	428,620

1,875	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Elim Park Baptist Home Inc., Series 1998A, 5.375%, 12/01/18	6/09 at 101.00	BBB+	1,715,850

1,000	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Mary Wade Home Inc., Series 1999A, 6.375%, 12/01/18	12/09 at 102.00	N/R	1,020,100

	Connecticut Development Authority, Revenue Refunding Bonds, Duncaster Inc., Series 1999A:
2,200	5.250%, 8/01/19 – RAAI Insured	2/10 at 102.00	BBB+	2,041,930
3,910	5.375%, 8/01/24 – RAAI Insured	2/10 at 102.00	BBB+	3,438,532

1,000	Connecticut Health and Educational Facilities Authority, FHA-Insured Mortgage Revenue Bonds, Hebrew Home and Hospital, Series 1999B, 5.200%, 8/01/38	8/09 at 101.00	AA	921,010

500	Connecticut Housing Finance Authority, Group Home Mortgage Finance Program Special Obligation Bonds, Series 2000GH-5, 5.850%, 6/15/30 – AMBAC Insured	6/10 at 102.00	A	504,570
15,945	Total Long-Term Care			14,626,594
	Materials – 0.2%

1,000	Sprague, Connecticut, Environmental Improvement Revenue Bonds, International Paper Company, Series 1997A, 5.700%, 10/01/21 (Alternative Minimum Tax)	4/09 at 101.00	BBB	720,970
	Tax Obligation/General – 16.6%

1,500	Bridgeport, Connecticut, General Obligation Refunding Bonds, Series 2002A, 5.375%, 8/15/19 – FGIC Insured	8/12 at 100.00	Baa1	1,461,810

325	Canterbury, Connecticut, General Obligation Bonds, Series 1989, 7.200%, 5/01/09	No Opt. Call	A3	328,221

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$395	Colchester, Connecticut, General Obligation Bonds, Series 2001, 5.500%, 6/15/14 – FGIC Insured	6/11 at 102.00	A1	$427,358

2,330	Connecticut State, General Obligation Bonds, Series 2004C, 5.000%, 4/01/23 – FGIC Insured	4/14 at 100.00	AA	2,435,572

5,000	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	5,208,049

2,200	Connecticut State, General Obligation Bonds, Series 2006C, 5.000%, 6/01/23 – FSA Insured	6/16 at 100.00	AAA	2,338,468

	Connecticut State, General Obligation Bonds, Series 2008C:
1,000	5.000%, 11/01/26	11/18 at 100.00	AA	1,052,450
1,000	5.000%, 11/01/27	11/18 at 100.00	AA	1,044,410
1,000	5.000%, 11/01/28	11/18 at 100.00	AA	1,038,820

	Connecticut, General Obligation Bonds, Series 2001C:
5,000	5.500%, 12/15/13 (UB)	No Opt. Call	AA	5,800,500
10,000	5.500%, 12/15/14 (UB)	No Opt. Call	AA	11,700,600

545	East Lyme, Connecticut, General Obligation Bonds, Series 2001, 5.000%, 7/15/16 – FGIC Insured	7/11 at 102.00	Aa3	587,030

	Hartford, Connecticut, General Obligation Bonds, Series 2005A:
1,195	5.000%, 8/01/20 – FSA Insured	8/15 at 100.00	AAA	1,278,674
595	5.000%, 8/01/21 – FSA Insured	8/15 at 100.00	AAA	625,660
1,210	4.375%, 8/01/24 – FSA Insured	8/15 at 100.00	AAA	1,175,951

485	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa2	529,484

160	Old Saybrook, Connecticut, General Obligation Bonds, Series 1989, 7.400%, 5/01/09	No Opt. Call	Aa3	161,683

	Old Saybrook, Connecticut, General Obligation Bonds, Series 1991:
275	6.500%, 2/15/10 – AMBAC Insured	No Opt. Call	Aa3	288,739
270	6.500%, 2/15/11 – AMBAC Insured	No Opt. Call	Aa3	295,037

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
700	5.500%, 7/01/14 – FSA Insured	No Opt. Call	AAA	733,222
2,125	5.500%, 7/01/16 – FSA Insured	No Opt. Call	AAA	2,184,224
2,500	5.500%, 7/01/17 – FSA Insured	No Opt. Call	AAA	2,556,000
2,870	5.500%, 7/01/18 – FSA Insured	No Opt. Call	AAA	2,923,296
1,875	5.500%, 7/01/19 – FSA Insured	No Opt. Call	AAA	1,898,456
1,700	5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa3	1,499,026

420	Regional School District 15, Connecticut, General Obligation Bonds, Series 2002, 5.000%, 8/15/22 – FSA Insured	8/10 at 101.00	Aa3	432,340

	Regional School District 16, Beacon Falls and Prospect, Connecticut, General Obligation Bonds, Series 2000:
650	5.500%, 3/15/18 – FSA Insured	3/10 at 101.00	Aa3	681,993
650	5.625%, 3/15/19 – FSA Insured	3/10 at 101.00	Aa3	683,183
650	5.700%, 3/15/20 – FSA Insured	3/10 at 101.00	Aa3	684,112

	Winchester, Connecticut, General Obligation Bonds, Series 1990:
140	6.750%, 4/15/09	No Opt. Call	A2	141,037
140	6.750%, 4/15/10	No Opt. Call	A2	148,385
48,905	Total Tax Obligation/General			52,343,790
	Tax Obligation/Limited – 11.8%

2,600	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2006F, 5.000%, 7/01/36 – AGC Insured	7/16 at 100.00	AAA	2,417,064

1,250	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2008G, 6.000%, 7/01/28 – AGC Insured	7/18 at 100.00	AAA	1,290,475

825	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Child Care Facilities Program, Series 1998A, 5.000%, 7/01/28 – AMBAC Insured	7/09 at 101.00	A	782,785

2,895	Connecticut Health and Educational Facilities Authority, Revenue Bonds, New Opportunities for Waterbury Inc., Series 1998A, 6.750%, 7/01/28	7/09 at 104.00	A	2,965,551

	Connecticut, Certificates of Participation, Juvenile Training School, Series 2001:
1,275	5.000%, 12/15/20	12/11 at 101.00	AA–	1,325,095
1,000	5.000%, 12/15/30	12/11 at 101.00	AA–	1,001,640

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund (continued)

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$5,000	Connecticut, Special Tax Obligation Transportation Infrastructure Bonds, Series 2008A, 5.000%, 11/01/28	No Opt. Call	AA		$5,034,000

1,150	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 1992B, 6.125%, 9/01/12	No Opt. Call	AA		1,273,326

4,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2002B, 5.000%, 12/01/20 – AMBAC Insured	12/12 at 100.00	AA		4,129,680

1,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2003B, 5.000%, 1/01/23 – FGIC Insured	1/14 at 100.00	AA		1,029,820

5,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/26 – AMBAC Insured	8/17 at 100.00	AA		5,101,100

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
200	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	A		169,484
4,100	5.250%, 7/01/33 – MBIA Insured	No Opt. Call	AA–		3,446,624

4,650	Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16 – FSA Insured	8/15 at 100.00	AAA		4,650,605

1,050	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	A+		876,866

1,700	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – MBIA Insured	No Opt. Call	AA–		1,616,190
37,695	Total Tax Obligation/Limited				37,110,305
	Transportation – 1.1%

2,100	Connecticut, General Airport Revenue Bonds, Bradley International Airport, Series 2001A, 5.125%, 10/01/26 – FGIC Insured (Alternative Minimum Tax)	4/11 at 101.00	AA–		1,853,964

1,360	New Haven, Connecticut, Revenue Refunding Bonds, Air Rights Parking Facility, Series 2002, 5.375%, 12/01/14 – AMBAC Insured	No Opt. Call	A		1,491,702

250	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/09 at 100.00	CCC+		111,490
3,710	Total Transportation				3,457,156
	U.S. Guaranteed – 9.4% (4)

1,000	Bridgeport, Connecticut, General Obligation Bonds, Series 2000A, 6.000%, 7/15/19 (Pre-refunded 7/15/10) – FGIC Insured	7/10 at 101.00	AAA		1,079,120

1,440	Bridgeport, Connecticut, General Obligation Bonds, Series 2003A, 5.250%, 9/15/22 (Pre-refunded 9/15/13) – FSA Insured	9/13 at 100.00	AAA		1,655,266

	Cheshire, Connecticut, General Obligation Bonds, Series 1999:
660	5.625%, 10/15/18 (Pre-refunded 10/15/09)	10/09 at 101.00	Aa2	(4)	688,222
660	5.625%, 10/15/19 (Pre-refunded 10/15/09)	10/09 at 101.00	Aa2	(4)	688,222

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2000A:
1,305	6.000%, 7/01/25 (Pre-refunded 7/01/10) – RAAI Insured	7/10 at 101.00	BBB+	(4)	1,405,602
55	6.000%, 7/01/25 (Pre-refunded 7/01/10) – RAAI Insured	7/10 at 101.00	BBB+	(4)	59,209

925	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Academy, Series 2001B, 5.000%, 3/01/32 (Pre-refunded 3/01/11) – FSA Insured	3/11 at 101.00	AAA		1,002,931

1,075	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lutheran General Healthcare System – Parkside Lodges Projects, Series 1989, 7.375%, 7/01/19 (ETM)	5/09 at 100.00	AAA		1,346,760

2,000	Connecticut, General Obligation Bonds, Series 2002B, 5.500%, 6/15/21 (Pre-refunded 6/15/12)	6/12 at 100.00	AA	(4)	2,251,760

470	East Lyme, Connecticut, General Obligation Bonds, Series 2001, 5.000%, 7/15/16 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 102.00	Aa3	(4)	519,731

1,000	Hartford, Connecticut, Parking System Revenue Bonds, Series 2000A, 6.500%, 7/01/25 (Pre-refunded 7/01/10)	7/10 at 100.00	Baa2	(4)	1,072,760

365	New Haven, Connecticut, General Obligation Bonds, Series 2001A, 5.000%, 11/01/20 (Pre-refunded 11/01/11) – FGIC Insured	11/11 at 100.00	A–	(4)	390,273

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$975	Northern Mariana Islands, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20 (Pre-refunded 6/01/10) – ACA Insured	6/10 at 100.00	AAA		$1,037,975

	Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A:
2,540	5.500%, 10/01/32	10/10 at 101.00	AAA		2,705,049
4,500	5.500%, 10/01/40	10/10 at 101.00	AAA		4,792,410

960	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded 7/01/10)	7/10 at 100.00	AAA		1,004,006

1,460	Regional School District 8, Andover, Hebron and Marlborough, Connecticut, General Obligation Bonds, Series 2002, 5.000%, 5/01/21 (Pre-refunded 5/01/11) – FSA Insured	5/11 at 101.00	Aa3	(4)	1,590,758

135	University of Connecticut, General Obligation Bonds, Series 2000A, 5.550%, 3/01/18 (Pre-refunded 3/01/10) – FGIC Insured	3/10 at 101.00	AA	(4)	142,938

1,000	University of Connecticut, General Obligation Bonds, Series 2002A, 5.375%, 4/01/18 (Pre-refunded 4/01/12)	4/12 at 100.00	AA	(4)	1,115,280

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	BBB+	(4)	2,191,040

	Waterbury, Connecticut, General Obligation Bonds, Series 2002A:
1,500	5.375%, 4/01/16 (Pre-refunded 4/01/12) – FSA Insured	4/12 at 100.00	AAA		1,672,920
1,090	5.375%, 4/01/17 (Pre-refunded 4/01/12) – FSA Insured	4/12 at 100.00	AAA		1,215,655
27,115	Total U.S. Guaranteed				29,627,887
	Utilities – 9.6%

3,800	Bristol Resource Recovery Facility Operating Committee, Connecticut, Solid Waste Revenue Bonds, Covanta Bristol Inc., Series 2005, 5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	A+		4,140,518

2,025	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Connecticut Light and Power Company, Series 1993A, 5.850%, 9/01/28	4/09 at 102.00	Baa1		1,945,397

3,000	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Western Massachusetts Electric Company, Series 1993A, 5.850%, 9/01/28	10/09 at 101.50	BBB		2,882,070

3,040	Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, PSEG Power LLC Project, Series 2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)	11/12 at 100.00	Baa1		2,356,517

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
1,080	5.500%, 1/01/14 (Alternative Minimum Tax)	7/09 at 100.00	BBB		1,013,234
6,550	5.500%, 1/01/20 (Alternative Minimum Tax)	7/09 at 100.00	BBB		5,777,230

	Guam Power Authority, Revenue Bonds, Series 1999A:
2,280	5.125%, 10/01/29 – MBIA Insured	10/09 at 101.00	AA		1,734,852
1,000	5.125%, 10/01/29 – AMBAC Insured	10/09 at 101.00	AA		779,150

	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 2002:
5,000	5.000%, 7/01/19 – MBIA Insured	No Opt. Call	AA–		4,800,600
5,000	5.000%, 7/01/20 – MBIA Insured	No Opt. Call	AA–		4,740,150
32,775	Total Utilities				30,169,718
	Water and Sewer – 7.8%

1,750	Connecticut Development Authority, Water Facilities Revenue Bonds, Bridgeport Hydraulic Company, Series 1995, 6.150%, 4/01/35 (Alternative Minimum Tax)	4/09 at 101.00	N/R		1,549,853

2,375	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company Project, Series 200.7, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/17 at 100.00	N/R		1,785,929

1,550	Connecticut, State Revolving Fund General Revenue Bonds, Series 2003A, 5.000%, 10/01/16	10/13 at 100.00	AAA		1,695,313

	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A:
3,840	5.000%, 11/15/30 – MBIA Insured	11/15 at 100.00	AA–		3,687,360
4,670	5.000%, 8/15/35 – MBIA Insured	11/15 at 100.00	AA		4,439,909

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund (continued)

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,140	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–	$1,032,612

	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth Series 2003A:
3,000	5.000%, 8/01/20 – MBIA Insured	8/13 at 100.00	AA–	3,120,180
3,955	5.000%, 8/01/33 – MBIA Insured	8/13 at 100.00	AA–	3,835,480

2,760	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth Series, 2007A, 5.000%, 8/01/30 – MBIA Insured	8/16 at 100.00	AA–	2,717,110

550	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32	11/13 at 100.00	AA+	547,689
25,590	Total Water and Sewer			24,411,435
$329,085	Total Investments (cost $333,628,266) – 101.1%			318,364,558

	Floating Rate Obligations – (3.2)%			(10,000,000)

	Other Assets Less Liabilities – 2.1%			6,569,860

	Net Assets – 100%			$314,934,418

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 0.1%

	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$280	5.000%, 1/01/32	1/15 at 100.00	B1	$142,985
240	5.125%, 1/01/37	1/15 at 100.00	B1	119,837
520	Total Consumer Discretionary			262,822
	Consumer Staples – 2.2%

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,635	4.750%, 6/01/34	6/17 at 100.00	BBB	880,398
6,500	5.000%, 6/01/41	6/17 at 100.00	BBB	3,457,025
8,135	Total Consumer Staples			4,337,423
	Education and Civic Organizations – 9.1%

360	New Brunswick Housing Authority, New Jersey, Lease Revenue Refunding Bonds, Rutgers University, Series 1998, 4.750%, 7/01/18 – FGIC Insured	7/09 at 101.00	AA	364,378

375	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	A	385,560

2,000	New Jersey Educational Facilities Authority Revenue Bonds, The Richard Stockton College of New Jersey Issue Series 2008A, 5.375%, 7/01/38	7/18 at 100.00	A3	2,021,080

2,500	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32 – ACA Insured	7/13 at 100.00	N/R	1,894,225

1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	N/R	857,780

425	New Jersey Educational Facilities Authority, Revenue Bonds, Georgian Court University, Series 2007D, 5.250%, 7/01/37	7/17 at 100.00	BBB+	330,183

	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
1,495	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	AA–	1,458,686
875	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	AA–	842,564

45	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/21 – MBIA Insured	7/14 at 100.00	AA–	47,257

1,400	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F, 5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	A	1,496,292

1,035	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	A2	1,001,963

	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B:
125	5.000%, 7/01/18 – AMBAC Insured	1/14 at 100.00	A+	132,625
265	5.000%, 7/01/19 – AMBAC Insured	1/14 at 100.00	A+	278,698
815	4.250%, 7/01/24 – AMBAC Insured	1/14 at 100.00	A+	761,789

290	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2004A, 5.500%, 7/01/23 – RAAI Insured	7/14 at 100.00	A3	277,368

190	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2007C, 5.000%, 7/01/37 – RAAI Insured	7/12 at 100.00	A3	141,105

500	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan College, Series 2007B, 4.250%, 7/01/34 – FGIC Insured	7/17 at 100.00	AA–	413,755

315	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Monmouth College, Series 1993A, 5.625%, 7/01/13	7/09 at 100.00	A3	315,063

4,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AAA	3,992,480

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund (continued)

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	$1,050,555
19,510	Total Education and Civic Organizations			18,063,406
	Financials – 0.4%

1,000	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Baa3	754,860
	Health Care – 19.4%

2,500	Camden County Improvement Authority, New Jersey, Healthcare Revenue Bonds, Cooper Health System, Series 2005B, 5.250%, 2/15/27	2/15 at 100.00	BBB	1,797,100

	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A:
3,000	5.000%, 2/15/25	2/15 at 100.00	BBB	2,154,720
350	5.750%, 2/15/34	8/14 at 100.00	BBB	244,265

4,000	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A+	3,517,920

4,375	New Jersey Health Care Facilities Financing Authority, FHA-Insured Mortgage Revenue Bonds, Jersey City Medical Center, Series 2001, 5.000%, 8/01/31 – AMBAC Insured	8/11 at 100.00	A	4,284,131

1,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	946,119

1,195	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A, 5.375%, 7/01/33	7/13 at 100.00	Baa1	919,768

1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	Aa2	1,390,380

140	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	Baa3	105,624

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/26	7/16 at 100.00	A–	1,687,720

1,710	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A–	1,358,356

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group, Series 2001:
600	5.500%, 7/01/21	7/11 at 100.00	A2	597,564
265	5.625%, 7/01/31	7/11 at 100.00	A2	239,719

305	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center of New York Presbyterian Healthcare System, Series 2002, 6.625%, 7/01/31	7/12 at 101.00	BB+	216,947

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2000, 5.750%, 7/01/31	7/10 at 100.00	A2	1,877,980

900	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	BBB+	662,139

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A:
750	5.000%, 7/01/29	1/17 at 100.00	Baa2	565,673
15,000	0.000%, 7/01/35	1/17 at 39.39	Baa2	1,213,950

1,200	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	BBB+	1,016,184

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
125	5.500%, 7/01/23	7/13 at 100.00	Ba2	75,339
1,125	5.500%, 7/01/33	7/13 at 100.00	Ba2	576,709

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Series 2006:
$830	5.000%, 7/01/25	7/16 at 100.00	A2	$751,465
860	5.000%, 7/01/36	7/16 at 100.00	A2	700,668

1,660	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Peter’s University Hospital, Series 2000A, 6.875%, 7/01/30	7/10 at 100.00	Baa2	1,523,033

1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Virtua Health System, Series 1998, 5.250%, 7/01/10 – FSA Insured	5/09 at 101.00	AAA	1,518,555

1,000	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Atlantic City Medical Center, Series 2002, 5.750%, 7/01/25	7/12 at 100.00	A+	995,720

1,710	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002, 5.000%, 7/01/22 – RAAI Insured	1/12 at 100.00	BBB+	1,481,236

5,500	New Jersey Health Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AAA	5,318,939

1,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/16 – MBIA Insured	7/09 at 100.00	AA–	1,000,600
58,260	Total Health Care			38,738,523
	Housing/Multifamily – 2.0%

1,000	Essex County Improvement Authority, New Jersey, FNMA Enhanced Multifamily Housing Revenue Bonds, Ballantyne House Project, Series 2002, 4.750%, 11/01/22 (Alternative Minimum Tax)	11/12 at 100.00	Aaa	961,950

1,500	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2000A-1, 6.350%, 11/01/31 – FSA Insured (Alternative Minimum Tax)	3/10 at 100.00	AAA	1,506,570

570	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2000E-1, 5.750%, 5/01/25 – FSA Insured	8/10 at 100.00	AAA	572,651

825	Newark Housing Authority, New Jersey, GNMA Collateralized Housing Revenue Bonds, Fairview Apartments Project, Series 2000A, 6.300%, 10/20/19 (Alternative Minimum Tax)	10/09 at 102.00	Aaa	848,711
3,895	Total Housing/Multifamily			3,889,882
	Housing/Single Family – 4.2%

2,965	New Jersey Housing and Mortgage Finance Agency, Home Buyer Program Revenue Bonds, Series 1997U, 5.700%, 10/01/14 – MBIA Insured (Alternative Minimum Tax)	4/09 at 100.75	Aaa	2,986,852

510	New Jersey Housing and Mortgage Finance Agency, Home Buyer Program Revenue Bonds, Series 2000CC, 5.875%, 10/01/31 – MBIA Insured (Alternative Minimum Tax)	10/10 at 100.00	Aaa	495,383

2,000	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	1,646,480

3,000	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2008AA, 6.375%, 10/01/28	10/18 at 100.00	AA	3,185,430

115	Virgin Islands Housing Finance Corporation, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.450%, 3/01/16 (Alternative Minimum Tax)	3/09 at 100.00	N/R	115,130
8,590	Total Housing/Single Family			8,429,275
	Industrials – 1.0%

2,000	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999B, 6.850%, 12/01/29 (Mandatory put 12/01/09)	No Opt. Call	BBB	2,008,300
	Long-Term Care – 6.0%

785	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	455,504

1,300	New Jersey Economic Development Authority, First Mortgage Fixed Rate Revenue Bonds, Cadbury Corporation, Series 1998A, 5.500%, 7/01/18 – ACA Insured	7/09 at 101.00	N/R	1,027,884

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund (continued)

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$1,975	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.750%, 11/01/24	11/14 at 100.00	N/R	$1,625,247

5,100	New Jersey Economic Development Authority, Revenue Bonds, Jewish Community Housing Corporation of Metropolitan New Jersey, Series 1999, 5.900%, 12/01/31	12/09 at 101.00	Aa1	5,171,705

600	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001, 5.875%, 6/01/18	6/11 at 102.00	A–	624,588

140	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2002, 5.250%, 6/01/32	6/13 at 102.00	A–	125,380

1,500	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998, 5.125%, 7/01/25	7/09 at 101.00	BB+	915,675

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, House of the Good Shepherd Obligated Group, Series 2001:
1,000	5.100%, 7/01/21 – RAAI Insured	7/11 at 100.00	BBB+	894,130
1,350	5.200%, 7/01/31 – RAAI Insured	7/11 at 100.00	BBB+	1,036,220
13,750	Total Long-Term Care			11,876,333
	Materials – 0.2%

500	Union County Pollution Control Financing Authority, New Jersey, Revenue Refunding Bonds, American Cyanamid Company, Series 1994, 5.800%, 9/01/09	No Opt. Call	N/R	503,385
	Tax Obligation/General – 4.5%

1,445	Clifton, New Jersey, General Obligation Bonds, Series 2002, 5.000%, 1/15/19 – FGIC Insured	1/11 at 100.00	AA–	1,501,557

500	Hillsborough Township School District, Somerset County, New Jersey, General Obligation School Bonds, Series 1992, 5.875%, 8/01/11	No Opt. Call	AA	551,955

250	Union City, Hudson County, New Jersey, General Obligation Bonds, Series 1992, 6.375%, 11/01/10 – FSA Insured	No Opt. Call	AAA	271,590

5,000	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 1998A, 5.000%, 6/15/28 (Alternative Minimum Tax)	6/09 at 101.00	AA+	4,370,399

2,110	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 1/01/21 – FSA Insured	1/16 at 100.00	Aa2	2,253,375
9,305	Total Tax Obligation/General			8,948,876
	Tax Obligation/Limited – 21.5%

650	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	707,668

	Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003:
1,000	5.000%, 12/01/20 – MBIA Insured	12/13 at 100.00	AA	1,060,610
695	5.000%, 12/01/21 – MBIA Insured	12/13 at 100.00	AA	724,204

825	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	A1	894,498

900	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – FSA Insured	No Opt. Call	AAA	1,035,972

	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, County Services Building Project, Series 2005:
395	5.000%, 4/01/25 – AMBAC Insured	4/15 at 100.00	AA–	405,578
920	5.000%, 4/01/35 – AMBAC Insured	4/15 at 100.00	AA–	920,911

1,750	Middlesex County, New Jersey, Certificates of Participation, Series 2001, 5.000%, 8/01/22 – MBIA Insured	8/11 at 100.00	Aa2	1,773,870

2,255	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/27	6/16 at 100.00	AA–	2,271,281

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
830	5.500%, 6/15/24	6/12 at 100.00	BBB	651,708
1,560	5.750%, 6/15/34	6/14 at 100.00	BBB	1,137,895

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,000	New Jersey Economic Development Authority, Lease Revenue Bonds, Liberty State Park Project, Series 2005C, 5.000%, 3/01/27 – FSA Insured	3/15 at 100.00	AAA	$1,018,690

2,600	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – MBIA Insured	7/14 at 100.00	AA–	2,826,512

	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
85	5.125%, 6/15/27	6/17 at 100.00	Baa3	63,126
145	5.125%, 6/15/37	6/17 at 100.00	Baa3	98,119

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
830	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	AA–	810,279
1,655	5.000%, 9/01/37	9/17 at 100.00	AA–	1,615,677

700	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Series 2005A, 5.000%, 9/01/15 – FSA Insured	No Opt. Call	AAA	797,916

	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
1,050	5.000%, 9/15/18 – AMBAC Insured	9/15 at 100.00	AA–	1,093,680
1,875	5.000%, 9/15/24 – AMBAC Insured	9/15 at 100.00	AA–	1,822,631
4,495	5.000%, 9/15/26 – AMBAC Insured	No Opt. Call	AA–	4,299,962
1,325	5.000%, 9/15/28 – AMBAC Insured	9/15 at 100.00	AA–	1,240,929

	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A:
3,000	5.000%, 10/01/28	10/18 at 100.00	AA–	2,944,740
950	5.250%, 10/01/38	10/18 at 100.00	AA–	934,525

1,295	New Jersey Transit Corporation, Lease Appropriation Bonds, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	AA–	1,339,807

	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
560	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	AA–	608,636
1,000	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	AA–	1,075,160

1,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – MBIA Insured	No Opt. Call	AA–	1,664,670

1,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006A, 5.500%, 12/15/22	No Opt. Call	AA–	2,055,325

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
5,800	0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	AA–	1,734,664
4,000	0.000%, 12/15/32 – FSA Insured	No Opt. Call	AAA	937,240
5,450	0.000%, 12/15/34 – FSA Insured	No Opt. Call	AAA	1,116,596

500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	AA–	504,930

485	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	369,235

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	A+	375,800
54,430	Total Tax Obligation/Limited			42,933,044
	Transportation – 14.4%

	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005:
1,335	5.000%, 1/01/26 – MBIA Insured	1/15 at 100.00	AA–	1,338,938
500	5.000%, 1/01/27 – MBIA Insured	1/15 at 100.00	AA–	499,965

3,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 1999, 5.750%, 1/01/22 – FSA Insured	1/10 at 100.00	AAA	3,535,315

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund (continued)

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
$40	6.500%, 1/01/16	No Opt. Call	A		$46,742
485	6.500%, 1/01/16 – MBIA Insured	No Opt. Call	AA		586,302

5,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	AA–		5,221,649

1,300	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – FSA Insured	No Opt. Call	AAA		1,372,527

2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Third Series 2008, 5.000%, 7/15/38	7/18 at 100.00	AA–		1,987,700

2,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–		2,523,400

420	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.057%, 8/15/32 – FSA Insured (IF)	8/17 at 100.00	AAA		420,832

6,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	AA–		5,990,217

	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
1,000	7.000%, 12/01/12 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AA–		1,008,140
2,000	5.750%, 12/01/22 – MBIA Insured (Alternative Minimum Tax)	6/09 at 101.00	AA–		1,624,760
3,125	5.750%, 12/01/25 – MBIA Insured (Alternative Minimum Tax)	6/09 at 100.00	AA–		2,444,344
29,205	Total Transportation				28,600,831
	U.S. Guaranteed – 12.9% (4)

2,500	Bergen County Improvement Authority, New Jersey, Revenue Bonds, Yeshiva Ktana of Passaic Project, Series 2002, 6.000%, 9/15/27 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(4)	2,863,950

670	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)	No Opt. Call	N/R	(4)	851,114

420	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – MBIA Insured	7/16 at 100.00	AA	(4)	489,581

515	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/21 (Pre-refunded 7/01/14) – MBIA Insured	7/14 at 100.00	AA	(4)	593,213

	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
1,825	5.000%, 7/01/24 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A	(4)	2,100,904
525	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A	(4)	604,370

500	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2003I, 5.125%, 7/01/21 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+	(4)	568,600

165	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Hospital, Series 1979A, 8.750%, 7/01/09 (ETM)	No Opt. Call	AAA		169,643

845	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	A3	(4)	945,023

510	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Trinitas Hospital Obligated Group, Series 2000, 7.500%, 7/01/30 (Pre-refunded 7/01/10)	7/10 at 101.00	BBB–	(4)	558,348

1,110	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – FSA Insured	6/15 at 100.00	AAA		1,279,453

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
10	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		12,377
165	6.500%, 1/01/16 – MBIA Insured (ETM)	No Opt. Call	AA	(4)	207,162
600	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		703,536
165	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA		193,472
115	6.500%, 1/01/16 – MBIA Insured (ETM)	No Opt. Call	AA	(4)	134,072
10	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA		11,726

375	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – MBIA Insured	1/14 at 100.00	AA	(4)	430,343

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

$3,900	Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A, 5.375%, 10/01/24	10/10 at 101.00	AAA	$4,145,817

4,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured	No Opt. Call	AAA	4,301,560

2,765	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	3,010,449

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
675	6.125%, 6/01/24 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	711,221
750	6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	864,548
23,115	Total U.S. Guaranteed			25,750,482
	Utilities – 0.6%

1,250	New Jersey Economic Development Authority, Pollution Control Revenue Refunding Bonds, Public Service Electric and Gas Company, Series 2001A, 5.000%, 3/01/12	No Opt. Call	Baa1	1,206,213
	Water and Sewer – 1.3%

1,380	Bayonne Municipal Utilities Authority, New Jersey, Water System Revenue Refunding Bonds, Series 2003A, 5.000%, 4/01/18 – SYNCORA GTY Insured	4/13 at 100.00	N/R	1,349,392

500	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A, 5.250%, 8/01/19 – FGIC Insured	8/12 at 100.00	N/R	514,200

760	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–	688,408
2,640	Total Water and Sewer			2,552,000
$236,105	Total Investments (cost $212,598,784) – 99.8%			198,855,655

	Other Assets Less Liabilities – 0.2%			414,869

	Net Assets – 100%			$199,270,524

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen New York Municipal Bond Fund

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 0.1%

$665	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BB+	$405,052
	Consumer Staples – 2.4%

805	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	6/11 at 101.00	BBB	628,109

1,245	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	892,316

440	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	6/12 at 100.00	BBB	341,286

1,000	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2008B, 6.000%, 6/01/48	6/18 at 100.00	N/R	725,430

6,650	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2008C, 0.000%, 6/01/44	6/22 at 100.00	N/R	4,021,521

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
2,330	4.750%, 6/01/22	6/16 at 100.00	BBB	1,738,693
1,225	5.000%, 6/01/26	6/16 at 100.00	BBB	859,191
13,695	Total Consumer Staples			9,206,546
	Education and Civic Organizations – 11.9%

660	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	500,683

290	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	N/R	176,393

215	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	161,686

2,820	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	BBB+	2,066,045

1,880	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2007A, 5.250%, 7/01/32 – MBIA Insured	7/17 at 100.00	AA–	1,859,903

685	Dormitory Authority of the State of New York, Insured Revenue Bonds, D’Youville College, Series 2001, 5.250%, 7/01/20 – RAAI Insured	7/11 at 102.00	BBB+	624,405

1,850	Dormitory Authority of the State of New York, Insured Revenue Bonds, New York Medical College, Series 1998, 5.000%, 7/01/21 – MBIA Insured	7/09 at 100.50	AA–	1,862,303

	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B:
1,250	5.250%, 7/01/31 (Mandatory put 7/01/13) – FGIC Insured	No Opt. Call	AA–	1,320,863
2,000	5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured	No Opt. Call	AA–	2,101,120

1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – MBIA Insured	7/15 at 100.00	AA–	998,670

2,700	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 1999, 6.250%, 7/01/29 – RAAI Insured	7/09 at 101.00	BBB+	2,499,633

1,250	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute, Series 1999, 6.000%, 7/01/24 – RAAI Insured	7/09 at 102.00	BBB+	1,167,350

4,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, 1989 Resolution, Series 2000C, 5.750%, 5/15/16 – FSA Insured	No Opt. Call	AAA	4,679,680

1,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993C, 5.250%, 5/15/19	5/14 at 100.00	AA–	1,120,690

380	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1990C, 7.500%, 7/01/10	No Opt. Call	A1	397,628

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$2,845	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Project, Series 2007-A2, 4.500%, 8/01/36	8/17 at 100.00	A3	$2,160,749

615	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A	561,870

1,520	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, American Council of Learned Societies, Series 2002, 5.250%, 7/01/27	7/12 at 100.00	A1	1,472,059

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, YMCA of Greater New York, Series 2006:
5,520	5.000%, 8/01/26	8/16 at 100.00	A–	5,171,743
2,000	5.000%, 8/01/36	8/16 at 100.00	A–	1,701,600

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
2,845	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	A	2,167,862
2,000	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	A	1,577,420

	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
900	5.000%, 3/01/36 – MBIA Insured	9/16 at 100.00	AA–	736,056
1,840	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB–	1,262,774

1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Museum of Modern Art, Series 2001D, 5.125%, 7/01/31 – AMBAC Insured	7/12 at 100.00	Aa2	977,170

	Niagara County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Niagara University, Series 2001A:
3,000	5.500%, 11/01/16 – RAAI Insured	11/11 at 101.00	BBB+	2,944,230
1,000	5.350%, 11/01/23 – RAAI Insured	11/11 at 101.00	BBB+	887,400

430	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	295,294

905	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Dowling College, Series 1996, 6.700%, 12/01/20	6/09 at 100.00	BB+	747,403

1,000	Utica Industrial Development Agency, New York, Revenue Bonds, Utica College, Series 1998A, 5.750%, 8/01/28	8/10 at 100.00	N/R	703,050
49,400	Total Education and Civic Organizations			44,903,732
	Energy – 0.1%

500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	303,745
	Financials – 0.9%

500	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A1	417,185

3,475	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A1	2,995,971
3,975	Total Financials			3,413,156
	Health Care – 16.0%

3,500	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008A, 5.250%, 11/15/32	11/17 at 100.00	BBB+	2,528,470

3,125	Dormitory Authority of the State of New York, FHA – Insured Mortgage Nursing Home Revenue Bonds, Menorah Campus Inc., Series 1997, 5.950%, 2/01/17	8/09 at 100.00	AAA	3,129,594

3,500	Dormitory Authority of the State of New York, FHA – Insured Mortgage Revenue Bonds, New York Hospital Medical Center of Queens, Series 1999, 4.750%, 2/15/37	2/17 at 100.00	A–	3,037,720

	Dormitory Authority of the State of New York, FHA – Insured Revenue Bonds, Montefiore Medical Center, Series 2005:
3,000	5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	AA–	3,000,660
1,775	5.000%, 2/01/28 – FGIC Insured	2/15 at 100.00	AA–	1,695,462

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$4,400	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	A–	$3,919,256

3,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Franciscan Health Partnership Obligated Group – Frances Shervier Home and Hospital, Series 1997, 5.500%, 7/01/27 – RAAI Insured	7/09 at 100.00	A3	2,608,530

3,000	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group – St. Catherine of Siena Medical Center, Series 2000A, 6.500%, 7/01/20	7/10 at 101.00	Baa1	3,028,470

7,400	Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill Hospital Obligated Group, Series 2001, 5.500%, 7/01/30	7/11 at 101.00	Ba1	5,204,124

7,465	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006-1, 5.000%, 7/01/35	7/16 at 100.00	AA	7,158,635

1,650	Dormitory Authority of the State of New York, Revenue Bonds, Mount Sinai NYU Health Obligated Group, Series 2000A, 6.500%, 7/01/25	7/10 at 101.00	A3	1,461,158

3,205	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – FSA Insured	8/14 at 100.00	AAA	3,461,945

600	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2005A, 5.000%, 11/01/34	11/16 at 100.00	A3	508,368

5,600	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37	7/17 at 100.00	BB+	3,702,944

1,500	Dormitory Authority of the State of New York, Revenue Bonds, South Nassau Communities Hospital, Series 2003B, 5.500%, 7/01/23	7/13 at 100.00	Baa1	1,321,095

2,400	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.000%, 8/15/36 – FSA Insured	8/14 at 100.00	AAA	2,326,776

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A, 5.500%, 7/01/32	7/13 at 100.00	Baa1	783,310

	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
410	4.500%, 2/01/17	No Opt. Call	BBB–	362,481
710	5.250%, 2/01/27	No Opt. Call	BBB–	536,441
635	5.500%, 2/01/32	No Opt. Call	BBB–	473,888

545	Nassau County Industrial Development Agency, New York, Revenue Refunding Bonds, North Shore Health System Obligated Group, Series 2001B, 5.875%, 11/01/11	No Opt. Call	A3	573,760

2,550	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	A+	2,573,001

785	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2001B, 6.375%, 7/01/31	7/12 at 100.00	Ba2	539,978

2,125	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2002C, 6.450%, 7/01/32	7/12 at 101.00	Ba2	1,477,109

1,250	Newark-Wayne Community Hospital, New York, Hospital Revenue Refunding and Improvement Bonds, Series 1993A, 7.600%, 9/01/15	3/09 at 100.00	N/R	1,181,238

	Saratoga County Industrial Development Agency, New York, Civic Facility Revenue Bonds. Saratoga Hospital Project, Series 2007B:
1,000	5.125%, 12/01/27	12/17 at 100.00	BBB+	813,340
500	5.250%, 12/01/32	12/17 at 100.00	BBB+	387,640

	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Huntington Hospital, Series 2002C:
850	6.000%, 11/01/22	11/12 at 100.00	Baa1	812,889
1,220	5.875%, 11/01/32	11/12 at 100.00	Baa1	1,022,323

1,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/11 at 101.00	B–	763,910
69,700	Total Health Care			60,394,515

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 5.7%

$335	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21	4/10 at 102.00	AAA	$347,767

1,000	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Morrisville State College Foundation, Series 2005A, 5.000%, 6/01/37 – CIFG Insured	6/15 at 101.00	BBB–	745,780

	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2001A:
2,000	5.500%, 11/01/31	5/11 at 101.00	AA	1,964,240
2,000	5.600%, 11/01/42	5/11 at 101.00	AA	1,952,460

2,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2001C-2, 5.400%, 11/01/33 (Alternative Minimum Tax)	11/11 at 100.00	AA	1,853,580

	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2002A:
910	5.375%, 11/01/23 (Alternative Minimum Tax)	5/12 at 100.00	AA	910,055
450	5.500%, 11/01/34 (Alternative Minimum Tax)	5/12 at 100.00	AA	411,354

2,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30	5/14 at 100.00	AA	1,949,320

2,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	2,312,975

705	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	636,552

1,900	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – FSA Insured	5/09 at 100.00	AAA	1,901,596

1,860	New York State Housing Finance Agency, Multifamily Housing Revenue Bonds, Cannon Street Senior Housing Project, Series 2007A, 5.300%, 2/15/39 (Alternative Minimum Tax)	2/17 at 100.00	Aa1	1,691,819

1,000	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing Revenue Bonds, Series 2001G, 5.400%, 8/15/33 (Alternative Minimum Tax)	8/11 at 100.00	Aa1	933,210

1,220	Tonawanda Housing Authority, New York, Housing Revenue Bonds, Kibler Senior Housing LP, Series 1999A, 7.750%, 9/01/31 (4)	9/09 at 103.00	N/R	805,920

3,030	Westchester County Industrial Development Agency, New York, GNMA Collateralized Mortgage Loan Revenue Bonds, Living Independently for the Elderly Inc., Series 2001A, 5.400%, 8/20/32	8/11 at 102.00	Aaa	2,978,520
22,910	Total Housing/Multifamily			21,395,148
	Housing/Single Family – 2.0%

845	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, 2007 Series 145, 5.125%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	Aa1	750,757

2,375	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	2,045,754

890	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 148, 2007, 5.200%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	Aa1	811,137

615	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 82, 5.650%, 4/01/30 (Alternative Minimum Tax)	10/09 at 100.00	Aa1	587,485

1,470	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 95, 5.625%, 4/01/22	4/10 at 100.00	Aa1	1,478,776

1,660	New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-Third Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)	4/13 at 101.00	Aaa	1,568,501

280	New York State Mortgage Agency, Mortgage Revenue Bonds, Twenty-Ninth Series, 5.450%, 4/01/31 (Alternative Minimum Tax)	10/10 at 100.00	Aaa	265,196
8,135	Total Housing/Single Family			7,507,606

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care – 4.1%

$2,250	Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds, Rosalind and Joseph Gurwin Jewish Geriatric Center of Long Island, Series 1997, 5.700%, 2/01/37 – AMBAC Insured	8/09 at 100.00	A	$2,225,093

275	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Augustana Lutheran Home for the Aged Inc., Series 2001, 5.400%, 2/01/31 – MBIA Insured	2/12 at 101.00	AA–	268,158

1,425	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, W.K. Nursing Home Corporation, Series 1996, 5.950%, 2/01/16	8/09 at 100.00	AAA	1,427,280

1,100	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	A–	1,042,503

650	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Aa3	622,739

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Miriam Osborn Memorial Home Association, Series 2000B, 6.375%, 7/01/29 – ACA Insured	7/10 at 102.00	BBB	817,730

	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005:
50	5.125%, 7/01/30 – ACA Insured	7/15 at 100.00	N/R	29,609
415	5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	216,003

1,320	East Rochester Housing Authority, New York, GNMA Secured Revenue Refunding Bonds, Genesee Valley Presbyterian Nursing Center, Series 2001, 5.200%, 12/20/24	12/11 at 101.00	Aaa	1,284,664

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
1,000	5.800%, 7/01/23	7/16 at 101.00	N/R	761,090
1,175	6.100%, 7/01/28	7/16 at 101.00	N/R	857,903
800	6.200%, 7/01/33	7/16 at 101.00	N/R	566,808

250	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001C-1, 7.250%, 7/01/16	7/11 at 101.00	N/R	231,158

5,000	Syracuse Housing Authority, New York, FHA-Insured Mortgage Revenue Bonds, Loretto Rest Residential Healthcare Facility, Series 1997A, 5.800%, 8/01/37	8/09 at 101.00	AAA	5,012,250
16,710	Total Long-Term Care			15,362,988
	Materials – 0.1%

700	Essex County Industrial Development Agency, New York, Environmental Improvement Revenue Bonds, International Paper Company, Series 1999A, 6.450%, 11/15/23 (Alternative Minimum Tax)	11/09 at 101.00	BBB	527,478
	Tax Obligation/General – 6.8%

1,000	Erie County, New York, General Obligation Bonds, Series 2005A, 5.000%, 12/01/18 – MBIA Insured	12/15 at 100.00	AA–	1,091,450

6,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	4,897,500

5	New York City, New York, General Obligation Bonds, Fiscal Series 1997D, 5.875%, 11/01/11	5/09 at 100.00	AA	5,017

3,620	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 – SYNCORA GTY Insured	9/15 at 100.00	AA	3,715,604

1,725	New York City, New York, General Obligation Bonds, Fiscal Series 2006C, 5.000%, 8/01/16 – FSA Insured	8/15 at 100.00	AAA	1,856,790

10,000	New York City, New York, General Obligation Bonds, Series D, 5.125%, 12/01/26	12/17 at 100.00	AA	9,878,699

390	South Orangetown Central School District, Rockland County, New York, General Obligation Bonds, Series 1990, 6.875%, 10/01/09	No Opt. Call	Aa3	402,827

	United Nations Development Corporation, New York, Senior Lien Revenue Bonds, Series 2004A:
880	5.250%, 7/01/23	5/09 at 100.00	A3	878,618
750	5.250%, 7/01/24	5/09 at 100.00	A3	744,098

2,085	Yonkers, New York, General Obligation Bonds, Series 2005B, 5.000%, 8/01/18 – MBIA Insured	8/15 at 100.00	AA–	2,033,396
26,455	Total Tax Obligation/General			25,503,999

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 20.3%

$1,500	Albany Parking Authority, New York, Revenue Refunding Bonds, Series 1992A, 0.000%, 11/01/17	No Opt. Call	Baa1	$989,160

	Canton Human Services Initiative Inc., New York, Facility Revenue Bonds, Series 2001:
920	5.700%, 9/01/24	9/11 at 102.00	Baa2	761,217
1,155	5.750%, 9/01/32	9/11 at 102.00	Baa2	890,990

	Dormitory Authority of the State of New York, Residential Institutions for Children, Revenue Bonds, Series 2008-A1:
2,000	5.000%, 6/01/33	6/18 at 100.00	Aa1	1,873,880
2,500	5.000%, 6/01/38	6/18 at 100.00	Aa1	2,308,750

375	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – FSA Insured	3/15 at 100.00	AAA	395,749

4,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 3/15/28	3/18 at 100.00	AAA	4,049,280

	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A:
4,400	5.250%, 11/15/25 – FSA Insured	11/12 at 100.00	AAA	4,461,864
2,000	5.000%, 11/15/30	11/12 at 100.00	AA	1,955,780

	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
1,825	5.750%, 7/01/18	No Opt. Call	AA–	2,078,730
4,400	5.125%, 1/01/29	7/12 at 100.00	AA–	4,391,552

1,680	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/13 at 102.00	BBB	1,092,101

	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
3,900	5.000%, 10/15/25 – MBIA Insured	10/14 at 100.00	AAA	4,029,597
1,870	5.000%, 10/15/26 – MBIA Insured	10/14 at 100.00	AAA	1,923,463
905	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	920,494

4,300	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	4,248,013

4,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S1, 5.500%, 7/15/31	7/18 at 100.00	AA–	4,557,285

1,065	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23	2/13 at 100.00	AAA	1,089,602

3,705	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27	11/17 at 100.00	AAA	3,751,572

360	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Tender Option Bond Trust 3126, 11.853%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	Aaa	345,244

180	New York State Environmental Facilities Corporation, Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21	3/14 at 100.00	AA–	187,519

	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A:
5,050	5.000%, 12/15/26 (UB)	12/17 at 100.00	AAA	5,165,140
60	5.000%, 12/15/27 (UB)	12/17 at 100.00	AAA	60,935

2,100	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	2,066,274

3,125	New York State Local Government Assistance Corporation, Revenue Bonds, Series 1993E, 5.250%, 4/01/16 – FSA Insured	No Opt. Call	AAA	3,522,063

1,375	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, Trust 2800, 19.108%, 4/01/20 – AMBAC Insured (IF)	No Opt. Call	AA	2,063,518

2,750	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA	2,751,760

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
$3,300	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–		$3,328,908
2,755	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–		2,762,576
4,945	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–		4,928,236

3,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21	6/13 at 100.00	AA–		3,036,600

5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	A		332,950

300	Triborough Bridge and Tunnel Authority, New York, Convention Center Bonds, Series 1990E, 7.250%, 1/01/10	No Opt. Call	AA–		313,368
81,300	Total Tax Obligation/Limited				76,634,170
	Transportation – 11.6%

1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A, 5.000%, 11/15/15 – FGIC Insured	No Opt. Call	AA–		1,607,850

7,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006A, 5.000%, 11/15/31	11/16 at 100.00	A		6,768,789

	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A:
1,500	5.500%, 11/15/19 – AMBAC Insured	11/12 at 100.00	A		1,549,815
1,000	5.125%, 11/15/22 – FGIC Insured	11/12 at 100.00	AA–		1,005,730

500	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	6/09 at 102.00	BB+		261,880

5,265	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	A+		5,505,979

600	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – FSA Insured	7/15 at 100.00	AAA		593,832

1,000	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – MBIA Insured (Alternative Minimum Tax)	4/09 at 101.00	AA–		899,440

5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2007, 5.000%, 11/01/28 (Alternative Minimum Tax)	5/18 at 100.00	AA–		4,561,150

625	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–		624,106

865	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.057%, 8/15/32 – FSA Insured (IF)	8/17 at 100.00	AAA		866,713

1,500	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/25 – MBIA Insured (Alternative Minimum Tax)	6/09 at 100.00	AA–		1,173,285

250	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/09 at 100.00	CCC+		111,490

15,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2002B, 5.250%, 11/15/19 (UB)	11/12 at 100.00	AA–		16,068,750

780	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E, 5.500%, 11/15/20 – MBIA Insured	No Opt. Call	AA–		890,978

1,500	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 1184, 9.106%, 11/15/33 (IF)	11/18 at 100.00	AA–		1,449,645
43,885	Total Transportation				43,939,432
	U.S. Guaranteed – 5.6% (5)

2,000	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2000A, 5.750%, 10/01/30 (Pre-refunded 10/01/10) – RAAI Insured	10/10 at 100.00	BBB+	(5)	2,149,720

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (5) (continued)

$1,000	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, Jamestown Community College, Series 2000A, 6.500%, 7/01/30 (Pre-refunded 7/01/10)	7/10 at 102.00	Baa1	(5)	$1,092,770

1,520	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds, Shorefront Jewish Geriatric Center Inc., Series 2002, 5.200%, 2/01/32 (Pre-refunded 2/01/13)	2/13 at 102.00	AAA		1,758,260

1,250	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Group, Series 2003, 5.375%, 5/01/23 (Pre-refunded 5/01/13)	5/13 at 100.00	Aaa		1,438,950

220	Dormitory Authority of the State of New York, Suffolk County, Lease Revenue Bonds, Judicial Facilities, Series 1991A, 9.500%, 4/15/14 (ETM)	4/09 at 106.84	Baa1	(5)	292,769

925	Erie County Tobacco Asset Securitization Corporation, New York, Senior Tobacco Settlement Asset-Backed Bonds, Series 2000, 6.000%, 7/15/20 (Pre-refunded 7/15/10)	7/10 at 101.00	AAA		996,049

855	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 – AMBAC Insured (ETM)	4/09 at 101.00	A	(5)	863,755

685	Monroe Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2000, 6.150%, 6/01/25 (Pre-refunded 6/01/10)	6/10 at 101.00	AAA		727,819

965	Nassau County Industrial Development Agency, New York, Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001B-1, 7.250%, 7/01/16 (Pre-refunded 7/01/11)	7/11 at 101.00	AAA		1,098,874

775	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2000, 8.125%, 7/01/19 (Pre-refunded 7/01/10)	7/10 at 102.00	N/R	(5)	846,254

120	New York State Housing Finance Agency, Construction Fund Bonds, State University, Series 1986A, 8.000%, 5/01/11 (ETM)	No Opt. Call	AAA		129,557

2,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.000%, 3/15/33 (Pre-refunded 3/15/13)	3/13 at 100.00	AAA		2,258,160

1,420	Niagara Falls City School District, Niagara County, New York, Certificates of Participation, High School Facility, Series 2000, 6.625%, 6/15/28 (Pre-refunded 6/15/09)	6/09 at 101.00	BBB–	(5)	1,459,291

1,250	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	BBB+	(5)	1,369,400

2,500	Westchester Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 1999, 6.750%, 7/15/29 (Pre-refunded 7/15/10)	7/10 at 101.00	AAA		2,726,075

1,960	Yonkers Industrial Development Agency, New York, Revenue Bonds, Community Development Properties - Yonkers Inc. Project, Series 2001A, 6.625%, 2/01/26 (Pre-refunded 2/01/11)	2/11 at 100.00	N/R	(5)	2,141,810
19,445	Total U.S. Guaranteed				21,349,513
	Utilities – 10.7%

2,350	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A, 0.000%, 6/01/20 – FSA Insured	No Opt. Call	AAA		1,438,388

6,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003C, 5.000%, 9/01/16 – CIFG Insured	9/13 at 100.00	A3		6,223,559

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
5,500	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AA–		5,516,170
1,200	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	AA–		1,196,016

500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–		476,580

10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33	5/19 at 100.00	A–		10,536,297

2,400	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	6/13 at 100.00	A–		2,107,344

3,500	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2005A, 4.100%, 3/15/15 – MBIA Insured	3/11 at 100.00	AA–		3,411,310

1,500	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Bonds, American Ref-Fuel Company of Niagara LP, Series 2001A, 5.450%, 11/15/26 (Mandatory put 11/15/12) (Alternative Minimum Tax)	11/11 at 101.00	Baa2		1,402,815

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$200	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref-Fuel Company of Niagara LP, Series 2001D, 5.550%, 11/15/24 (Mandatory put 11/15/15)	11/11 at 101.00	Baa2	$178,472

3,000	Power Authority of the State of New York, General Revenue Bonds, Series 2000A, 5.250%, 11/15/40	11/10 at 100.00	Aa2	2,999,790

520	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	561,777

	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998:
1,550	5.300%, 1/01/13 (Alternative Minimum Tax)	7/09 at 101.00	N/R	1,354,080
4,000	5.500%, 1/01/23 (Alternative Minimum Tax)	7/09 at 101.00	N/R	2,816,480

100	Westchester County Industrial Development Agency, Westchester County, New York, Resource Recovery Revenue Bonds, RESCO Company, Series 1996, 5.500%, 7/01/09 (Alternative Minimum Tax)	5/09 at 100.00	BBB	99,788
42,320	Total Utilities			40,318,866
	Water and Sewer – 3.8%

4,500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2006A, 5.000%, 6/15/39	6/15 at 100.00	AAA	4,383,180

4,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, Pooled Loan Issue, Series 2002F, 5.250%, 11/15/18	11/12 at 100.00	AAA	4,268,360

2,950	Niagara Falls Public Water Authority, New York, Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 7/15/27 – SYNCORA GTY Insured	7/15 at 100.00	N/R	2,883,950

1,520	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–	1,376,816

1,455	Western Nassau County Water Authority, New York, Water System Revenue Bonds, Series 2005, 5.000%, 5/01/18 – AMBAC Insured	5/15 at 100.00	A3	1,572,884
14,425	Total Water and Sewer			14,485,190
$414,220	Total Investments (cost $409,884,208) – 102.1%			385,651,136

	Floating Rate Obligations – (3.7)%			(13,830,000)

	Other Assets Less Liabilities – 1.6%			6,114,482

	Net Assets – 100%			$377,935,618

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen New York Insured Municipal Bond Fund

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 8.4%

$1,000	Allegany County Industrial Development Agency, New York, Revenue Bonds, Alfred University, Series 1998, 5.000%, 8/01/28 – MBIA Insured	8/09 at 101.00	Baa1	$863,480

1,110	Amherst Industrial Development Agency, New York, Revenue Bonds, UBF Faculty/Student Housing Corporation, University of Buffalo Creekside Project, Series 2002A, 5.000%, 8/01/22 – AMBAC Insured	8/12 at 101.00	A	1,112,142

3,095	Amherst Industrial Development Agency, New York, Revenue Bonds, UBF Faculty/Student Housing Corporation, University of Buffalo Project, Series 2000A, 5.750%, 8/01/30 – AMBAC Insured	8/10 at 102.00	A	3,108,185

4,000	Dormitory Authority of the State of New York, Consolidated Revenue Bonds, City University System, Series 1993A, 5.750%, 7/01/13 – MBIA Insured	No Opt. Call	AA	4,283,960

2,610	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/32 – RAAI Insured	7/17 at 100.00	BBB+	2,012,441

1,000	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AA–	1,068,400

605	Dormitory Authority of the State of New York, Insured Revenue Bonds, Fordham University, Series 2002, 5.000%, 7/01/21 – FGIC Insured	7/12 at 100.00	A2	614,075

1,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/30 – AMBAC Insured	7/11 at 100.00	Aa2	988,300

1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured	No Opt. Call	AA–	1,050,560

1,120	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – MBIA Insured	7/15 at 100.00	AA–	1,118,510

435	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	AA–	417,787

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Canisius College, Series 2000, 5.250%, 7/01/30 – MBIA Insured	7/11 at 101.00	AA–	870,200

940	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate University, Tender Option Bond Trust 3127, 12.124%, 7/01/40 – AMBAC Insured (IF)	7/15 at 100.00	Aaa	934,313

2,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Polytechnic University, Series 2007, 5.250%, 11/01/37 – ACA Insured	11/17 at 100.00	BB+	1,864,950

1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	A	788,710

	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
720	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB–	584,388
450	5.000%, 3/01/36 – MBIA Insured	9/16 at 100.00	AA–	368,028
1,710	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB–	1,173,556

585	New York State Dormitory Authority, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	Aa3	573,119
25,880	Total Education and Civic Organizations			23,795,104
	Health Care – 13.9%

3,305	Dormitory Authority of the State of New York, FHA – Insured Mortgage Hospital Revenue Bonds, Millard Fillmore Hospitals, Series 1997, 5.375%, 2/01/32 – AMBAC Insured	8/09 at 100.00	A	3,264,117

2,000	Dormitory Authority of the State of New York, FHA – Insured Mortgage Hospital Revenue Bonds, Montefiore Medical Center, Series 1999, 5.500%, 8/01/38 – AMBAC Insured	8/09 at 101.00	A	1,988,360

6,115	Dormitory Authority of the State of New York, FHA – Insured Mortgage Hospital Revenue Bonds, New York and Presbyterian Hospital, Series 1998, 4.750%, 8/01/27 – AMBAC Insured	8/09 at 100.50	A	5,701,748

1,910	Dormitory Authority of the State of New York, FHA – Insured Mortgage Hospital Revenue Bonds, St. Barnabas Hospital, Series 2002A, 5.125%, 2/01/22 – AMBAC Insured	8/12 at 100.00	A	1,921,250

1,455	Dormitory Authority of the State of New York, FHA – Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – FSA Insured	8/17 at 100.00	AAA	1,437,700

Portfolio of Investments

Nuveen New York Insured Municipal Bond Fund (continued)

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,910	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	AA–	$1,816,085

4,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Refunding Bonds, United Health Services, Series 1997, 5.375%, 8/01/27 – AMBAC Insured	8/09 at 101.00	A	3,933,280

2,260	Dormitory Authority of the State of New York, Hospital Revenue Bonds, Catholic Health Services of Long Island Obligated Group - St. Francis Hospital, Series 1999A, 5.500%, 7/01/29 – MBIA Insured	7/09 at 101.00	AA–	1,910,039

735	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	AA–	714,876

3,125	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group - St. Charles Hospital and Rehabilitation Center, Series 1999A, 5.500%, 7/01/22 – MBIA Insured	7/09 at 101.00	AA–	2,886,719

2,000	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2003-1, 5.000%, 7/01/21 – MBIA Insured	7/13 at 100.00	AA	2,066,840

1,020	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – FSA Insured	8/14 at 100.00	AAA	1,101,773

1,650	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Health System Obligated Group, Series 1998, 5.000%, 11/01/23 – MBIA Insured	5/09 at 101.00	AA–	1,655,808

5,000	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University Health System Obligated Group, Series 2001A, 5.250%, 7/01/31 – AMBAC Insured	7/11 at 101.00	A	4,925,300

	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A:
2,000	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	A+	2,028,080
1,750	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	A+	1,765,785
40,235	Total Health Care			39,117,760
	Housing/Multifamily – 5.0%

	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A:
400	5.000%, 7/01/14 – FGIC Insured	No Opt. Call	AA+	432,032
400	5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	AA+	424,500
4,030	5.000%, 7/01/25 – FGIC Insured	7/15 at 100.00	AA+	3,950,408

604	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Pass-Through Certificates, Series 1991C, 6.500%, 2/20/19 – AMBAC Insured	3/09 at 105.00	A	635,697

	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A:
4,290	6.100%, 11/01/15 – FSA Insured	5/09 at 100.00	AAA	4,305,659
4,225	6.125%, 11/01/20 – FSA Insured	5/09 at 100.00	AAA	4,228,549
13,949	Total Housing/Multifamily			13,976,845
	Industrials – 0.6%

2,235	Syracuse Industrial Development Authority, New York, PILOT Mortgage Revenue Bonds, Carousel Center Project, Series 2007A, 5.000%, 1/01/36 – SYNCORA GTY Insured (Alternative Minimum Tax)	1/17 at 100.00	BBB–	1,750,586
	Long-Term Care – 2.5%

2,000	Dormitory Authority of the State of New York, FHA – Insured Nursing Home Mortgage Revenue Bonds, Augustana Lutheran Home for the Aged Inc., Series 2000A, 5.500%, 8/01/38 – MBIA Insured	8/10 at 101.00	AA–	1,945,940

3,465	Dormitory Authority of the State of New York, FHA – Insured Nursing Home Mortgage Revenue Bonds, Norwegian Christian Home and Health Center, Series 2001, 5.200%, 8/01/36 – MBIA Insured	8/11 at 101.00	AA–	3,327,994

2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc., Series 2005A, 5.000%, 7/01/34 – FSA Insured	7/15 at 100.00	AAA	1,879,600
7,465	Total Long-Term Care			7,153,534
	Tax Obligation/General – 11.6%

1,000	Erie County, New York, General Obligation Bonds, Series 2003A, 5.250%, 3/15/16 – FGIC Insured	3/13 at 100.00	Baa2	1,055,470

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$2,000	Erie County, New York, General Obligation Bonds, Series 2005A, 5.000%, 12/01/18 – MBIA Insured	12/15 at 100.00	AA–	$2,182,900

8,675	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	7,080,969

2,250	Monroe County, New York, General Obligation Public Improvement Bonds, Series 2002, 5.000%, 3/01/16 – FGIC Insured	3/12 at 100.00	AA–	2,313,540

2,000	Monroe-Woodbury Central School District, Orange County, New York, General Obligation Bonds, Series 2004A, 4.250%, 5/15/22 – FGIC Insured	5/14 at 100.00	AA–	1,994,280

	Mount Sinai Union Free School District, Suffolk County, New York, General Obligation Refunding Bonds, Series 1992:
500	6.200%, 2/15/15 – AMBAC Insured	No Opt. Call	A	593,625
1,035	6.200%, 2/15/16 – AMBAC Insured	No Opt. Call	A	1,243,687

1,505	Nassau County, North Hempstead, New York, General Obligation Refunding Bonds, Series 1992B, 6.400%, 4/01/14 – FGIC Insured	No Opt. Call	Aa2	1,762,867

60	New York City, New York, General Obligation Bonds, Fiscal Series 1992C, 6.250%, 8/01/10 – FSA Insured	8/09 at 100.00	AAA	60,249

3,000	New York City, New York, General Obligation Bonds, Fiscal Series 2001D, 5.250%, 8/01/15 – MBIA Insured	8/10 at 101.00	AA	3,174,450

	New York City, New York, General Obligation Bonds, Fiscal Series 2004E:
1,600	5.000%, 11/01/19 – FSA Insured	11/14 at 100.00	AAA	1,662,000
1,050	5.000%, 11/01/20 – FSA Insured	11/14 at 100.00	AAA	1,078,791

600	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 – FGIC Insured	3/15 at 100.00	AA	616,404

	Rensselaer County, New York, General Obligation Bonds, Series 1991:
960	6.700%, 2/15/13 – AMBAC Insured	No Opt. Call	AA–	1,126,224
960	6.700%, 2/15/14 – AMBAC Insured	No Opt. Call	AA–	1,149,648
960	6.700%, 2/15/15 – AMBAC Insured	No Opt. Call	AA–	1,173,734

	Rondout Valley Central School District, Ulster County, New York, General Obligation Bonds, Series 1991:
550	6.850%, 6/15/09 – FGIC Insured	No Opt. Call	N/R	559,620
550	6.850%, 6/15/10 – FGIC Insured	No Opt. Call	N/R	589,760

	Saratoga County, Half Moon, New York, Public Improvement Bonds, Series 1991:
385	6.500%, 6/01/09 – AMBAC Insured	No Opt. Call	A	390,155
395	6.500%, 6/01/10 – AMBAC Insured	No Opt. Call	A	418,601
395	6.500%, 6/01/11 – AMBAC Insured	No Opt. Call	A	434,883

1,985	Yonkers, New York, General Obligation Bonds, Series 2005B, 5.000%, 8/01/17 – MBIA Insured	8/15 at 100.00	AA–	1,962,371
32,415	Total Tax Obligation/General			32,624,228
	Tax Obligation/Limited – 27.0%

80	Dormitory Authority of the State of New York, Improvement Revenue Bonds, Mental Health Services Facilities, Series 2000D, 5.250%, 8/15/30 – FSA Insured	8/10 at 100.00	AAA	80,021

1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, Wayne-Finger Lakes Board of Cooperative Education Services, Series 2004, 5.000%, 8/15/23 – FSA Insured	8/14 at 100.00	AAA	1,015,310

2,410	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 – FGIC Insured	7/14 at 100.00	AA–	2,501,893

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1, 5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	977,930

	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D:
5,675	5.250%, 10/01/23 – MBIA Insured	10/12 at 100.00	AA–	5,774,994
875	5.000%, 10/01/30 – MBIA Insured	10/12 at 100.00	AA–	842,520

2,500	Dormitory Authority of the State of New York, Secured Hospital Insured Revenue Bonds, Southside Hospital, Series 1998, 5.000%, 2/15/25 – MBIA Insured	8/09 at 100.75	AA–	2,502,250

310	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – FSA Insured	3/15 at 100.00	AAA	327,152

Portfolio of Investments

Nuveen New York Insured Municipal Bond Fund (continued)

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,460	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A, 5.750%, 5/01/27 – FSA Insured	5/18 at 100.00	AAA	$1,499,668

1,000	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2003, 5.750%, 5/01/19 – FSA Insured	5/12 at 100.00	AAA	1,044,900

1,100	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 – FSA Insured	5/14 at 100.00	AAA	1,124,057

3,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 – FSA Insured	11/12 at 100.00	AAA	3,042,180

	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
2,000	5.500%, 1/01/20 – MBIA Insured	7/12 at 100.00	AA–	2,074,540
1,350	5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA–	1,338,012

	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
1,670	5.000%, 10/15/25 – MBIA Insured	10/14 at 100.00	AAA	1,725,494
1,225	5.000%, 10/15/26 – MBIA Insured	10/14 at 100.00	AAA	1,260,023
4,970	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	5,055,086
500	5.000%, 10/15/32 – AMBAC Insured	10/14 at 100.00	AAA	504,365

3,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	3,457,685

1,645	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2002B, 5.000%, 5/01/30 – MBIA Insured	11/11 at 101.00	AAA	1,625,819

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003C:
1,435	5.250%, 8/01/20 – AMBAC Insured	8/12 at 100.00	AAA	1,539,884
1,700	5.250%, 8/01/22 – AMBAC Insured	8/12 at 100.00	AAA	1,754,791

1,330	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 – MBIA Insured	2/13 at 100.00	AAA	1,379,848

1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 – MBIA Insured	2/13 at 100.00	AAA	1,029,240

	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Tender Option Bond Trust 3126:
435	12.936%, 11/15/30 – AMBAC Insured (IF)	11/15 at 100.00	Aaa	447,502
1,150	11.853%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	Aaa	1,102,862

	New York State Municipal Bond Bank Agency, Buffalo, Special Program Revenue Bonds, Series 2001A:
1,185	5.250%, 5/15/25 – AMBAC Insured	5/11 at 100.00	A	1,193,769
1,250	5.250%, 5/15/26 – AMBAC Insured	5/11 at 100.00	A	1,256,638

1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second Genera1 Series 2004, 5.000%, 4/01/23 – MBIA Insured	4/14 at 100.00	AA	1,021,260

	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B:
5,385	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	6,059,094
1,500	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	1,568,445

1,500	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 – AMBAC Insured	9/14 at 100.00	AAA	1,525,095

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
3,900	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	3,934,164
250	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	250,688
5,400	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	5,381,694

1,200	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 – FSA Insured	3/15 at 100.00	AAA	1,201,212

675	Niagara Falls City School District, Niagara County, New York, Certificates of Participation, High School Facility, Series 2005, 5.000%, 6/15/28 – FSA Insured	6/15 at 100.00	AAA	542,322

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

	Puerto Rico Highway and Transportation Authority, Highway Revenue Refunding Bonds, Series 2002E:
$1,525	5.500%, 7/01/14 – FSA Insured	No Opt. Call	AAA		$1,597,377
4,000	5.500%, 7/01/18 – FSA Insured	No Opt. Call	AAA		4,074,280

1,850	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	A+		1,544,954
74,940	Total Tax Obligation/Limited				76,179,018
	Transportation – 16.0%

1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A, 5.000%, 11/15/15 – FGIC Insured	No Opt. Call	AA–		1,607,850

4,250	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A, 5.500%, 11/15/18 – AMBAC Insured	11/12 at 100.00	A		4,420,808

	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002E:
3,185	5.500%, 11/15/18 – MBIA Insured	11/12 at 100.00	AA–		3,313,005
7,155	5.500%, 11/15/19 – MBIA Insured	11/12 at 100.00	AA–		7,392,616

295	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+		283,893

1,000	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – FSA Insured	7/15 at 100.00	AAA		989,720

580	New York State Thruway Authority, General Revenue Bonds, Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	AA–		582,430

	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1998:
1,000	5.000%, 4/01/18 – FGIC Insured (Alternative Minimum Tax)	4/09 at 100.50	AA–		963,020
1,500	5.000%, 4/01/28 – FGIC Insured (Alternative Minimum Tax)	4/09 at 100.50	AA–		1,257,255

3,000	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – MBIA Insured (Alternative Minimum Tax)	4/09 at 101.00	AA–		2,698,320

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
500	5.000%, 12/01/19 – FSA Insured	6/15 at 101.00	AAA		545,605
2,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–		2,018,720
1,100	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–		1,098,427

670	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.057%, 8/15/32 – FSA Insured (IF)	8/17 at 100.00	Aa3		671,327

3,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/25 – MBIA Insured (Alternative Minimum Tax)	6/09 at 100.00	AA–		2,346,570

	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Bonds, Series 2003A:
5,320	5.250%, 11/15/19 – AMBAC Insured (UB)	11/13 at 100.00	Aa3		5,653,245
5,275	5.250%, 11/15/20 – AMBAC Insured (UB)	11/13 at 100.00	Aa3		5,551,621

2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2002A, 5.250%, 1/01/19 – FGIC Insured	1/12 at 100.00	Aa2		2,634,700

780	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E, 5.500%, 11/15/20 – MBIA Insured	No Opt. Call	AA–		890,978
44,610	Total Transportation				44,920,110
	U.S. Guaranteed – 3.6% (4)

	Camden Central School District, Oneida County, New York, General Obligation Bonds, Series 1991:
600	7.100%, 6/15/09 – AMBAC Insured (ETM)	No Opt. Call	A	(4)	611,976
275	7.100%, 6/15/10 – AMBAC Insured (ETM)	No Opt. Call	A	(4)	297,327

245	Dormitory Authority of the State of New York, Improvement Revenue Bonds, Mental Health Services Facilities, Series 1999D, 5.250%, 2/15/29 (Pre-refunded 8/15/09) – FSA Insured	8/09 at 101.00	AAA		252,833

Portfolio of Investments

Nuveen New York Insured Municipal Bond Fund (continued)

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

	Dormitory Authority of the State of New York, Improvement Revenue Bonds, Mental Health Services Facilities, Series 2000D:
$35	5.250%, 8/15/30 (Pre-refunded 8/15/10) – FSA Insured	8/10 at 100.00	Aa3	(4)	$37,198
105	5.250%, 8/15/30 (Pre-refunded 8/15/10) – FSA Insured	8/10 at 100.00	AAA		111,643

5,280	Dormitory Authority of the State of New York, Revenue Bonds, University of Rochester, Series 2000A, 0.000%, 7/01/25 (Pre-refunded 7/01/10) – MBIA Insured	7/10 at 101.00	AA	(4)	5,226,038

1,000	Erie County Water Authority, New York, Water Revenue Bonds, Series 1990B, 6.750%, 12/01/14 – AMBAC Insured (ETM)	12/09 at 100.00	A	(4)	1,144,820

500	Greece Central School District, Monroe County, New York, General Obligation Bonds, School District Bonds, Series 1992, 6.000%, 6/15/09 – FGIC Insured (ETM)	No Opt. Call	A2	(4)	508,355

1,295	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B, 5.125%, 7/01/24 – AMBAC Insured (ETM)	4/09 at 101.00	A	(4)	1,308,818

500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29 (Pre-refunded 10/01/14) – FSA Insured	10/14 at 100.00	AAA		579,295

55	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2002B, 5.000%, 5/01/30 (Pre-refunded 11/01/11) – MBIA Insured	11/11 at 101.00	AAA		60,895
9,890	Total U.S. Guaranteed				10,139,198
	Utilities – 8.7%

6,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 0.000%, 12/01/19 – FSA Insured	No Opt. Call	AAA		3,823,680

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
2,000	0.000%, 6/01/24 – FSA Insured	No Opt. Call	AAA		983,720
2,000	0.000%, 6/01/25 – FSA Insured	No Opt. Call	AAA		866,580

1,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A, 5.000%, 9/01/27 – FSA Insured	9/11 at 100.00	AAA		1,447,320

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
3,300	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AA–		3,309,702
2,615	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	AA–		2,585,555

250	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–		238,290

5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 – BHAC Insured	9/16 at 100.00	AAA		5,015,500

5,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 5.500%, 5/01/33 – BHAC Insured	5/19 at 100.00	AAA		5,266,500

1,000	New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds, Long Island Lighting Company, Series 1995A, 5.300%, 8/01/25 – MBIA Insured (Alternative Minimum Tax)	3/09 at 102.00	AA–		911,870
28,665	Total Utilities				24,448,717
	Water and Sewer – 3.5%

405	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2000B, 6.000%, 6/15/33 (Mandatory put 6/15/10) – MBIA Insured	6/10 at 101.00	AAA		429,482

3,340	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005C, 5.000%, 6/15/27 – MBIA Insured	6/15 at 100.00	AAA		3,370,294

2,105	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – MBIA Insured	6/16 at 100.00	AAA		2,055,806

10	New York State Environmental Facilities Corporation, State Water Pollution Control Revolving Fund Pooled Revenue Bonds, Series 1990C, 7.200%, 3/15/11 – MBIA Insured	3/09 at 100.00	AA–		10,049

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$4,000	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%, 6/01/28 – MBIA Insured	6/15 at 100.00	AA+	$4,027,480
9,860	Total Water and Sewer			9,893,111
$290,144	Total Investments (cost $288,108,656) – 100.8%			283,998,211

	Floating Rate Obligations – (2.5)%			(7,060,000)

	Other Assets Less Liabilities – 1.7%			4,877,781

	Net Assets – 100%			$281,815,992

At least 80% of the Fund’s net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – Insurance, for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

February 28, 2009

	Connecticut	New Jersey	New York	New York Insured
Assets
Investments, at value (cost $333,628,266, $212,598,784, $409,884,208 and $288,108,656, respectively)	$318,364,558	$198,855,655	$385,651,136	$283,998,211
Cash	3,040,881	—	2,354,434	2,064,586
Receivables:
Interest	3,844,956	2,608,575	5,144,069	3,366,183
Investments sold	—	80,000	—	—
Shares sold	781,400	55,611	562,554	70,351
Other assets	15,672	126	20,539	26,385
Total assets	326,047,467	201,599,967	393,732,732	289,525,716
Liabilities
Cash overdraft	—	1,619,537	—	—
Floating rate obligations	10,000,000	—	13,830,000	7,060,000
Payables:
Dividends	539,114	341,503	577,198	293,009
Shares redeemed	289,698	179,329	990,654	96,133
Accrued expenses:
Management fees	131,353	85,573	185,661	120,786
12b-1 distribution and service fees	70,616	39,677	67,025	27,722
Other	82,268	63,824	146,576	112,074
Total liabilities	11,113,049	2,329,443	15,797,114	7,709,724
Net assets	$314,934,418	$199,270,524	$377,935,618	$281,815,992
Class A Shares
Net assets	$241,957,659	$91,348,137	$181,048,706	$87,154,040
Shares outstanding	24,765,691	9,308,180	18,399,654	9,069,086
Net asset value per share	$9.77	$9.81	$9.84	$9.61
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.20	$10.24	$10.27	$10.03
Class B Shares
Net assets	$9,341,101	$11,880,576	$12,093,694	$7,287,715
Shares outstanding	956,491	1,209,020	1,229,215	755,939
Net asset value and offering price per share	$9.77	$9.83	$9.84	$9.64
Class C Shares
Net assets	$45,760,668	$29,142,763	$51,977,885	$15,374,351
Shares outstanding	4,685,355	2,978,004	5,281,460	1,597,871
Net asset value and offering price per share	$9.77	$9.79	$9.84	$9.62
Class I Shares(1)
Net assets	$17,874,990	$66,899,048	$132,815,333	$171,999,886
Shares outstanding	1,822,367	6,795,088	13,474,678	17,825,063
Net asset value and offering price per share	$9.81	$9.85	$9.86	$9.65

Net Assets Consist of:
Capital paid-in	$330,704,666	$212,642,137	$401,533,899	$289,087,977
Undistributed (Over-distribution of) net investment income	(197,015)	341,116	728,518	(63,591)
Accumulated net realized gain (loss) from investments and derivative transactions	(309,525)	30,400	(93,727)	(3,097,949)
Net unrealized appreciation (depreciation) of investments	(15,263,708)	(13,743,129)	(24,233,072)	(4,110,445)
Net assets	$314,934,418	$199,270,524	$377,935,618	$281,815,992

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Statement of Operations

Year Ended February 28, 2009

	Connecticut	New Jersey	New York	New York Insured
Investment Income	$16,763,853	$10,858,170	$22,326,463	$14,617,206
Expenses
Management fees	1,726,170	1,128,515	2,155,955	1,535,537
12b-1 service fees – Class A	501,921	182,131	402,242	169,257
12b-1 distribution and service fees – Class B	109,998	128,703	149,334	82,034
12b-1 distribution and service fees – Class C	324,724	216,140	393,701	108,228
Shareholders’ servicing agent fees and expenses	124,414	106,888	212,423	159,916
Interest expense on floating rate obligations	339,997	35,653	543,794	324,289
Custodian’s fees and expenses	96,966	60,818	134,637	68,665
Trustees’ fees and expenses	8,588	4,683	9,114	6,257
Professional fees	22,878	17,213	26,662	21,278
Shareholders’ reports – printing and mailing expenses	42,269	35,800	70,321	53,891
Federal and state registration fees	8,966	6,265	9,537	6,131
Other expenses	8,912	7,377	10,877	9,181
Total expenses before custodian fee credit	3,315,803	1,930,186	4,118,597	2,544,664
Custodian fee credit	(39,297)	(41,357)	(51,090)	(39,644)
Net expenses	3,276,506	1,888,829	4,067,507	2,505,020
Net investment income	13,487,347	8,969,341	18,258,956	12,112,186
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(207,205)	(190,645)	287,885	(3,102,012)
Forward swaps	—	334,055	—	—
Futures	—	183,810	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(7,431,972)	(7,083,369)	(14,452,563)	2,589,601
Forward swaps	—	(283,051)	—	—
Net realized and unrealized gain (loss)	(7,639,177)	(7,039,200)	(14,164,678)	(512,411)
Net increase (decrease) in net assets from operations	$5,848,170	$1,930,141	$4,094,278	$11,599,775

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Connecticut		New Jersey
	Year Ended 2/28/09	Year Ended 2/29/08	Year Ended 2/28/09	Year Ended 2/29/08
Operations
Net investment income	$13,487,347	$12,271,585	$8,969,341	$7,582,137
Net realized gain (loss) from:
Investments	(207,205)	604,897	(190,645)	661,159
Forward swaps	—	712,772	334,055	—
Futures	—	(86,560)	183,810	—
Change in net unrealized appreciation (depreciation) of:
Investments	(7,431,972)	(21,113,260)	(7,083,369)	(14,597,835)
Forward swaps	—	—	(283,051)	283,051
Futures	—	(48,548)	—	—
Net increase (decrease) in net assets from operations	5,848,170	(7,659,114)	1,930,141	(6,071,488)
Distributions to Shareholders
From net investment income:
Class A	(10,569,324)	(9,727,430)	(3,812,004)	(3,340,597)
Class B	(393,794)	(531,666)	(452,057)	(506,432)
Class C	(1,594,084)	(1,416,966)	(1,034,648)	(960,912)
Class I(1)	(856,803)	(636,722)	(3,317,810)	(2,658,668)
From accumulated net realized gains:
Class A	(871,869)	(271,219)	(272,943)	(190,700)
Class B	(36,821)	(16,261)	(37,033)	(35,057)
Class C	(154,202)	(46,572)	(84,347)	(63,150)
Class I(1)	(68,780)	(17,446)	(219,349)	(144,707)
Decrease in net assets from distributions to shareholders	(14,545,677)	(12,664,282)	(9,230,191)	(7,900,223)
Fund Share Transactions
Proceeds from sale of shares	68,329,161	75,234,253	74,670,388	38,002,920
Proceeds from shares issued to shareholders due to reinvestment of distributions	7,619,192	6,990,283	4,924,171	5,234,266
	75,948,353	82,224,536	79,594,559	43,237,186
Cost of shares redeemed	(70,305,636)	(44,402,242)	(67,634,807)	(29,879,808)
Net increase (decrease) in net assets from Fund share transactions	5,642,717	37,822,294	11,959,752	13,357,378
Net increase (decrease) in net assets	(3,054,790)	17,498,898	4,659,702	(614,333)
Net assets at the beginning of year	317,989,208	300,490,310	194,610,822	195,225,155
Net assets at the end of year	$314,934,418	$317,989,208	$199,270,524	$194,610,822
Undistributed (Over-distribution of) net investment income at the end of year	$(197,015)	$(267,897)	$341,116	$(9,909)

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

	New York		New York Insured
	Year Ended 2/28/09	Year Ended 2/29/08	Year Ended 2/28/09	Year Ended 2/29/08
Operations
Net investment income	$18,258,956	$16,573,477	$12,112,186	$12,461,184
Net realized gain (loss) from:
Investments	287,885	727,563	(3,102,012)	1,360,370
Forward swaps	—	482,197	—	123,586
Futures	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(14,452,563)	(28,113,647)	2,589,601	(22,624,787)
Forward swaps	—	(243,132)	—	—
Futures	—	—	—	—
Net increase (decrease) in net assets from operations	4,094,278	(10,573,542)	11,599,775	(8,679,647)
Distributions to Shareholders
From net investment income:
Class A	(8,715,042)	(7,760,884)	(3,414,194)	(3,442,451)
Class B	(556,053)	(787,288)	(277,888)	(354,690)
Class C	(2,008,878)	(1,789,834)	(498,682)	(467,808)
Class I(1)	(6,366,546)	(6,192,721)	(7,519,659)	(8,180,499)
From accumulated net realized gains:
Class A	(718,725)	(101,244)	(280,713)	(300,039)
Class B	(50,140)	(11,717)	(25,935)	(35,200)
Class C	(191,613)	(26,340)	(45,382)	(47,559)
Class I(1)	(492,565)	(75,589)	(555,793)	(673,781)
Decrease in net assets from distributions to shareholders	(19,099,562)	(16,745,617)	(12,618,246)	(13,502,027)
Fund Share Transactions
Proceeds from sale of shares	127,688,895	96,905,965	18,719,806	12,111,480
Proceeds from shares issued to shareholders due to reinvestment of distributions	11,256,889	10,877,431	8,925,918	10,464,344
	138,945,784	107,783,396	27,645,724	22,575,824
Cost of shares redeemed	(143,376,450)	(80,384,604)	(32,233,422)	(38,737,063)
Net increase (decrease) in net assets from Fund share transactions	(4,430,666)	27,398,792	(4,587,698)	(16,161,239)
Net increase (decrease) in net assets	(19,435,950)	79,633	(5,606,169)	(38,342,913)
Net assets at the beginning of year	397,371,568	397,291,935	287,422,161	325,765,074
Net assets at the end of year	$377,935,618	$397,371,568	$281,815,992	$287,422,161
Undistributed (Over-distribution of) net investment income at the end of year	$728,518	$146,785	$(63,591)	$(458,960)

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Connecticut Municipal Bond Fund (“Connecticut”), Nuveen New Jersey Municipal Bond Fund (“New Jersey”), Nuveen New York Municipal Bond Fund (“New York”) and Nuveen New York Insured Municipal Bond Fund (“New York Insured”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Connecticut, New Jersey and New York seek to provide a high level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. The Funds will invest primarily in investment grade municipal bonds rated BBB-/Baa3 or higher at the time of purchase by at least one independent rating agency, or if unrated, judged to be of comparable quality by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Funds may also invest up to 20% of their net assets, at time of purchase, in below investment grade municipal bonds, commonly referred to as “high yield”, “high risk” or “junk” bonds.

New York Insured’s investment objective is to provide a high level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. The Fund will invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest, as further described in the Insurance footnote below. The Fund will only purchase quality municipal bonds that are rated investment grade (AAA/AAa to BBB/Baa) (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency or are unrated but judged to be of similar credit quality by the Adviser.

On March 31, 2008, the Nuveen Mutual Funds announced the following policy changes applicable to the Funds, effective May 1, 2008:

•

Class A Share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from eighteen months to twelve months for all purchases occurring on or after May 1, 2007. Class A Shares purchased prior to May 1, 2007 that have not been redeemed are no longer subject to a CDSC;

•

Class B Shares will only be issued (i) upon the exchange of Class B Shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B Shares as of March 31, 2008. The reinstatement privilege for Class B Shares is no longer available as of December 31, 2008;

•

Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. Prices of forward swap contacts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 28, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the

Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Insurance

Under normal circumstances, New York Insured will invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims-paying ability rated at least A at the time of purchase by at least one independent rating agency. In addition, the Fund will invest at least 80% of its net assets in municipal securities that are rated at least AA at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by the Adviser, or municipal bonds backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, C and I Shares. During the period March 1, 2008 through April 30, 2008, each Fund offered Class B Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

Notes to Financial Statements (continued)

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS No. 140) “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities.” In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended February 28, 2009, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. At February 28, 2009, none of the Funds were invested in externally-deposited Recourse Trusts.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended February 28, 2009, were as follows:

	Connecticut	New Jersey	New York	New York Insured
Average floating rate obligations	$14,886,575	$1,374,247	$23,599,562	$14,095,315
Average annual interest rate and fees	2.28%	2.59%	2.30%	2.30%

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. New Jersey was the only Fund to invest in forward interest rate swap transactions during the fiscal year ended February 28, 2009.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. New Jersey was the only Fund to invest in futures contracts during the fiscal year ended February 28, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Market and Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, each Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

The following is a summary of each Fund’s fair value measurements as of February 28, 2009:

Connecticut	Level 1	Level 2	Level 3	Total
Investments	$—	$318,364,558	$—	$318,364,558

New Jersey	Level 1	Level 2	Level 3	Total
Investments	$—	$198,855,655	$—	$198,855,655

New York	Level 1	Level 2	Level 3	Total
Investments	$—	$385,651,136	$—	$385,651,136

New York Insured	Level 1	Level 2	Level 3	Total
Investments	$—	$283,998,211	$—	$283,998,211

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

	Connecticut Level 3 Investments	New York Level 3 Investments
Balance at beginning of year	$9,614,404	$3,822,293
Gains (losses):
Net realized gains (losses)	—	—
Net change in unrealized appreciation (depreciation)	385,596	177,707
Net purchases at cost (sales at proceeds)	(10,000,000)	(4,000,000)
Net discounts (premiums)	—	—
Net transfers in to (out of) at end of period fair value	—	—
Balance at end of year	$—	$—

3. Fund Shares

Transactions in Fund shares were as follows:

	Connecticut
	Year Ended 2/28/09		Year Ended 2/29/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,631,365	$46,017,611	5,249,462	$55,053,735
Class A – automatic conversion of Class B Shares	103,753	1,006,583	183,345	1,927,896
Class B	22,261	212,485	74,666	784,721
Class C	1,271,572	12,580,523	901,960	9,454,804
Class I	856,690	8,511,959	761,902	8,013,097
Shares issued to shareholders due to reinvestment of distributions:
Class A	650,399	6,405,614	556,777	5,822,580
Class B	20,121	198,638	27,595	288,788
Class C	83,476	820,410	66,990	699,967
Class I	19,666	194,530	17,027	178,948
	7,659,303	75,948,353	7,839,724	82,224,536
Shares redeemed:
Class A	(5,370,676)	(52,420,796)	(2,668,653)	(27,958,173)
Class B	(307,621)	(3,032,129)	(418,879)	(4,391,268)
Class B – automatic conversion to Class A Shares	(103,835)	(1,006,583)	(183,469)	(1,927,896)
Class C	(625,693)	(6,125,635)	(761,150)	(7,989,314)
Class I	(797,562)	(7,720,493)	(201,979)	(2,135,591)
	(7,205,387)	(70,305,636)	(4,234,130)	(44,402,242)
Net increase (decrease)	453,916	$5,642,717	3,605,594	$37,822,294

	New Jersey
	Year Ended 2/28/09		Year Ended 2/29/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,372,898	$43,282,308	1,200,321	$12,733,746
Class A – automatic conversion of Class B Shares	23,913	233,303	104,508	1,116,510
Class B	23,037	238,021	109,967	1,165,198
Class C	571,204	5,594,141	444,297	4,709,374
Class I	2,458,370	25,322,615	1,715,493	18,278,092
Shares issued to shareholders due to reinvestment of distributions:
Class A	254,597	2,528,119	250,472	2,652,289
Class B	26,974	268,265	29,637	314,137
Class C	61,245	605,137	57,770	609,725
Class I	152,811	1,522,650	156,151	1,658,115
	7,945,049	79,594,559	4,068,616	43,237,186
Shares redeemed:
Class A	(3,593,168)	(34,765,865)	(1,104,820)	(11,671,768)
Class B	(257,305)	(2,553,840)	(253,452)	(2,692,889)
Class B – automatic conversion to Class A Shares	(23,889)	(233,303)	(104,412)	(1,116,510)
Class C	(475,411)	(4,625,665)	(371,563)	(3,941,542)
Class I	(2,588,936)	(25,456,134)	(980,787)	(10,457,099)
	(6,938,709)	(67,634,807)	(2,815,034)	(29,879,808)
Net increase (decrease)	1,006,340	$11,959,752	1,253,582	$13,357,378

	New York
	Year Ended 2/28/09		Year Ended 2/29/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,836,918	$98,557,100	6,376,847	$67,735,318
Class A – automatic conversion of Class B Shares	255,580	2,576,176	198,962	2,126,605
Class B	27,601	279,750	78,219	838,120
Class C	1,322,977	13,364,919	1,082,215	11,554,365
Class I	1,252,703	12,910,950	1,374,477	14,651,557
Shares issued to shareholders due to reinvestment of distributions:
Class A	505,943	5,050,642	447,670	4,762,536
Class B	31,044	310,295	38,229	407,107
Class C	102,086	1,016,920	88,401	941,146
Class I	488,084	4,879,032	446,939	4,766,642
	13,822,936	138,945,784	10,131,959	107,783,396
Shares redeemed:
Class A	(10,983,239)	(107,527,851)	(4,932,351)	(52,477,431)
Class B	(459,862)	(4,615,811)	(415,966)	(4,433,842)
Class B – automatic conversion to Class A Shares	(255,625)	(2,576,176)	(198,983)	(2,126,605)
Class C	(1,061,057)	(10,480,830)	(717,845)	(7,655,800)
Class I	(1,813,248)	(18,175,782)	(1,279,673)	(13,690,926)
	(14,573,031)	(143,376,450)	(7,544,818)	(80,384,604)
Net increase (decrease)	(750,095)	$(4,430,666)	2,587,141	$27,398,792

Notes to Financial Statements (continued)

	New York Insured
	Year Ended 2/28/09		Year Ended 2/29/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,492,616	$14,624,303	725,047	$7,369,797
Class A – automatic conversion of Class B Shares	51,610	494,930	122,168	1,243,295
Class B	12,679	123,068	48,409	493,844
Class C	311,041	2,946,570	231,415	2,355,916
Class I	53,673	530,935	63,416	648,628
Shares issued to shareholders due to reinvestment of distributions:
Class A	244,735	2,353,860	266,667	2,709,617
Class B	20,287	196,146	25,276	257,985
Class C	25,633	246,812	24,968	253,783
Class I	633,952	6,129,100	710,326	7,242,959
	2,846,226	27,645,724	2,217,692	22,575,824
Shares redeemed:
Class A	(984,665)	(9,418,494)	(1,568,878)	(15,969,802)
Class B	(187,313)	(1,769,845)	(283,689)	(2,891,049)
Class B – automatic conversion to Class A Shares	(51,451)	(494,930)	(121,832)	(1,243,295)
Class C	(177,601)	(1,683,278)	(208,281)	(2,131,534)
Class I	(1,966,347)	(18,866,875)	(1,616,740)	(16,501,383)
	(3,367,377)	(32,233,422)	(3,799,420)	(38,737,063)
Net increase (decrease)	(521,151)	$(4,587,698)	(1,581,728)	$(16,161,239)

4. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended February 28, 2009, were as follows:

	Connecticut	New Jersey	New York	New York Insured
Purchases	$45,414,617	$55,094,713	$126,219,294	$33,541,673
Sales and maturities	54,122,017	44,216,375	150,986,220	48,991,704

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 28, 2009, the cost of investments was as follows:

	Connecticut	New Jersey	New York	New York Insured
Cost of investments	$323,471,621	$212,489,549	$395,782,553	$281,006,736

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2009, were as follows:

	Connecticut	New Jersey	New York	New York Insured
Gross unrealized:
Appreciation	$6,529,309	$4,068,103	$5,520,541	$4,865,898
Depreciation	(21,636,422)	(17,701,997)	(29,497,678)	(8,937,011)
Net unrealized appreciation (depreciation) of investments	$(15,107,113)	$(13,633,894)	$(23,977,137)	$(4,071,113)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2009, the Funds’ tax year end, were as follows:

	Connecticut	New Jersey	New York	New York Insured
Undistributed net tax-exempt income*	$748,748	$945,675	$1,917,597	$859,863
Undistributed net ordinary income**	2,503	35,727	6,405	—
Undistributed net long-term capital gains	—	—	139,092	—

  * Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 10, 2009, paid on March 2, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 28, 2009 and February 29, 2008, was designated for purposes of the dividends paid deduction as follows:

2009	Connecticut	New Jersey	New York	New York Insured
Distributions from net tax-exempt income***	$13,392,501	$8,535,475	$17,611,586	$11,733,808
Distributions from net ordinary income**	721,194	299,839	508,565	240,880
Distributions from net long-term capital gains****	412,584	313,833	944,478	664,611

2008	Connecticut	New Jersey	New York	New York Insured
Distributions from net tax-exempt income	$12,185,043	$7,433,703	$16,321,915	$12,530,554
Distributions from net ordinary income**	3,111	—	111,641	69
Distributions from net long-term capital gains	348,387	433,614	214,531	1,056,510

    ** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

  *** The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2009, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to          reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 28, 2009.

At February 28, 2009, the Fund’s tax year end, New York Insured had an unused capital loss carryforward of $203,963 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire on February 28, 2017.

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through February 28, 2009, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Connecticut	New York	New York Insured
Post-October capital losses	$309,527	$232,816	$2,893,987

6. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of February 28, 2009, the complex-level fee rate was .2000%.

Notes to Financial Statements (continued)

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but which generally includes assets attributable to preferred stock issued by or borrowings (including the issuance of commercial paper or notes) by such fund, but excludes assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser has agreed to waive fees or reimburse expenses of New York and New York Insured so that operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred of any class of fund shares, in acquiring and disposing of portfolio securities and extraordinary expenses from exceeding .75% and .975% of the average daily net assets of New York and New York Insured, respectively. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended February 28, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Connecticut	New Jersey	New York	New York Insured
Sales charges collected (Unaudited)	$391,386	$113,716	$304,790	$131,924
Paid to financial intermediaries (Unaudited)	46,430	14,189	35,316	10,879

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2009, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Connecticut	New Jersey	New York	New York Insured
Commission advances (Unaudited)	$184,723	$55,850	$193,110	$83,020

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2009, the Distributor retained such 12b-1 fees as follows:

	Connecticut	New Jersey	New York	New York Insured
12b-1 fees retained (Unaudited)	$152,945	$129,490	$208,041	$79,869

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2009, as follows:

	Connecticut	New Jersey	New York	New York Insured
CDSC retained (Unaudited)	$18,622	$31,431	$39,406	$14,241

7. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of February 28, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

8. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2009, to shareholders of record on March 30, 2009, as follows:

	Connecticut	New Jersey	New York	New York Insured
Dividend per share:
Class A	$.0350	$.0360	$.0380	$.0325
Class B	.0290	.0300	.0320	.0265
Class C	.0305	.0315	.0335	.0280
Class I	.0370	.0375	.0400	.0340

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CONNECTICUT
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (7/87)
2009	$10.01	$.42	$(.21)	$.21	$(.42)	$(.03)	$(.45)	$9.77	2.20%
2008	10.67	.42	(.65)	(.23)	(.42)	(.01)	(.43)	10.01	(2.24)
2007	10.65	.42	.05	.47	(.42)	(.03)	(.45)	10.67	4.54
2006(f)	10.77	.44	(.06)	.38	(.45)	(.05)	(.50)	10.65	3.55
2005	10.99	.48	(.18)	.30	(.48)	(.04)	(.52)	10.77	2.89
Class B (2/97)
2009	10.00	.35	(.21)	.14	(.34)	(.03)	(.37)	9.77	1.53
2008	10.66	.34	(.65)	(.31)	(.34)	(.01)	(.35)	10.00	(2.97)
2007	10.65	.34	.04	.38	(.34)	(.03)	(.37)	10.66	3.67
2006(f)	10.76	.36	(.06)	.30	(.36)	(.05)	(.41)	10.65	2.84
2005	10.98	.40	(.18)	.22	(.40)	(.04)	(.44)	10.76	2.09
Class C (10/93)
2009	10.00	.37	(.21)	.16	(.36)	(.03)	(.39)	9.77	1.73
2008	10.66	.36	(.65)	(.29)	(.36)	(.01)	(.37)	10.00	(2.80)
2007	10.64	.37	.04	.41	(.36)	(.03)	(.39)	10.66	3.96
2006(f)	10.76	.38	(.06)	.32	(.39)	(.05)	(.44)	10.64	2.98
2005	10.98	.42	(.18)	.24	(.42)	(.04)	(.46)	10.76	2.32
Class I (2/97)(g)
2009	10.05	.44	(.21)	.23	(.44)	(.03)	(.47)	9.81	2.44
2008	10.71	.44	(.65)	(.21)	(.44)	(.01)	(.45)	10.05	(2.01)
2007	10.70	.45	.04	.49	(.45)	(.03)	(.48)	10.71	4.66
2006(f)	10.82	.47	(.07)	.40	(.47)	(.05)	(.52)	10.70	3.77
2005	11.03	.50	(.17)	.33	(.50)	(.04)	(.54)	10.82	3.16

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$241,958.93%		.83%	4.22%	.93%	.83%	4.22%	.92%	.82%	4.24%	14%
247,654	1.07	.81	3.96	1.07	.81	3.96	1.06	.80	3.98	16
228,582	1.12	.83	4.00	1.12	.83	4.00	1.11	.82	4.01	14
225,785	1.05	.83	4.13	1.05	.83	4.13	1.04	.82	4.14	12
221,463.83		.83	4.45	.83	.83	4.45	.83	.83	4.45	8

9,341	1.68	1.58	3.46	1.68	1.58	3.46	1.66	1.56	3.47	14
13,256	1.82	1.56	3.21	1.82	1.56	3.21	1.81	1.55	3.22	16
19,462	1.87	1.58	3.25	1.87	1.58	3.25	1.86	1.57	3.27	14
24,816	1.80	1.58	3.38	1.80	1.58	3.38	1.79	1.57	3.39	12
29,587	1.58	1.58	3.70	1.58	1.58	3.70	1.58	1.58	3.70	8

45,761	1.48	1.38	3.68	1.48	1.38	3.68	1.47	1.37	3.69	14
39,561	1.62	1.36	3.41	1.62	1.36	3.41	1.61	1.35	3.43	16
39,949	1.67	1.38	3.45	1.67	1.38	3.45	1.66	1.37	3.46	14
38,228	1.60	1.38	3.58	1.60	1.38	3.58	1.59	1.37	3.59	12
35,767	1.38	1.38	3.90	1.38	1.38	3.90	1.38	1.38	3.90	8

17,875.73		.63	4.43	.73	.63	4.43	.71	.61	4.44	14
17,518.87		.61	4.17	.87	.61	4.17	.86	.60	4.18	16
12,497.92		.63	4.19	.92	.63	4.19	.91	.62	4.20	14
4,403.85		.63	4.33	.85	.63	4.33	.84	.62	4.34	12
3,666.63		.63	4.65	.63	.63	4.65	.63	.63	4.65	8

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Each Ratio of Expenses Including Interest to Average Net Assets in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Each Ratio of Expenses Including Interest to Average Net Assets and the Portfolio Turnover Rate for the fiscal year ended February 28, 2006, in the above table have been restated to give effect to recording the self-deposited inverse floaters as financing transactions.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEW JERSEY
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2009	$10.09	$.43	$(.26)	$.17	$(.42)	$(.03)	$(.45)	$9.81	1.66%
2008	10.82	.42	(.72)	(.30)	(.41)	(.02)	(.43)	10.09	(2.82)
2007	10.78	.42	.04	.46	(.41)	(.01)	(.42)	10.82	4.44
2006	10.85	.43	(.02)	.41	(.44)	(.04)	(.48)	10.78	3.89
2005	10.97	.45	(.11)	.34	(.46)	—	(.46)	10.85	3.20
Class B (2/97)
2009	10.10	.36	(.26)	.10	(.34)	(.03)	(.37)	9.83	.98
2008	10.83	.34	(.72)	(.38)	(.33)	(.02)	(.35)	10.10	(3.58)
2007	10.78	.34	.05	.39	(.33)	(.01)	(.34)	10.83	3.72
2006	10.85	.35	(.02)	.33	(.36)	(.04)	(.40)	10.78	3.09
2005	10.96	.37	(.11)	.26	(.37)	—	(.37)	10.85	2.49
Class C (9/94)
2009	10.05	.38	(.25)	.13	(.36)	(.03)	(.39)	9.79	1.28
2008	10.79	.36	(.73)	(.37)	(.35)	(.02)	(.37)	10.05	(3.47)
2007	10.75	.36	.04	.40	(.35)	(.01)	(.36)	10.79	3.87
2006	10.82	.37	(.02)	.35	(.38)	(.04)	(.42)	10.75	3.33
2005	10.94	.39	(.11)	.28	(.40)	—	(.40)	10.82	2.63
Class I (2/92)(f)
2009	10.11	.45	(.25)	.20	(.43)	(.03)	(.46)	9.85	2.05
2008	10.85	.44	(.73)	(.29)	(.43)	(.02)	(.45)	10.11	(2.74)
2007	10.80	.44	.05	.49	(.43)	(.01)	(.44)	10.85	4.70
2006	10.87	.45	(.02)	.43	(.46)	(.04)	(.50)	10.80	4.06
2005	10.98	.48	(.12)	.36	(.47)	—	(.47)	10.87	3.46

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$91,348.87%		.85%	4.31%	.87%	.85%	4.31%	.85%	.83%	4.33%	21%
83,210.96		.84	3.91	.96	.84	3.91	.94	.82	3.93	11
84,421	1.00	.86	3.88	1.00	.86	3.88	.98	.84	3.90	7
80,009.86		.86	3.96	.86	.86	3.96	.85	.85	3.97	15
73,687.88		.88	4.22	.88	.88	4.22	.87	.87	4.23	15

11,881	1.62	1.60	3.52	1.62	1.60	3.52	1.60	1.58	3.54	21
14,539	1.71	1.59	3.16	1.71	1.59	3.16	1.69	1.57	3.18	11
17,960	1.75	1.61	3.13	1.75	1.61	3.13	1.73	1.59	3.15	7
21,908	1.61	1.61	3.21	1.61	1.61	3.21	1.60	1.60	3.22	15
25,273	1.63	1.63	3.47	1.63	1.63	3.47	1.62	1.62	3.48	15

29,143	1.42	1.40	3.75	1.42	1.40	3.75	1.40	1.38	3.77	21
28,363	1.51	1.39	3.37	1.51	1.39	3.37	1.49	1.37	3.38	11
29,028	1.55	1.41	3.33	1.55	1.41	3.33	1.53	1.39	3.35	7
28,068	1.41	1.41	3.41	1.41	1.41	3.41	1.40	1.40	3.42	15
27,914	1.43	1.43	3.67	1.43	1.43	3.67	1.42	1.42	3.68	15

66,899.67		.65	4.48	.67	.65	4.48	.65	.63	4.50	21
68,499.76		.64	4.11	.76	.64	4.11	.74	.62	4.13	11
63,816.80		.66	4.08	.80	.66	4.08	.78	.64	4.10	7
43,455.67		.67	4.16	.67	.67	4.16	.65	.65	4.17	15
43,464.68		.68	4.42	.68	.68	4.42	.67	.67	4.43	15

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Each Ratio of Expenses Including Interest to Average Net Assets in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares renamed Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEW YORK
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2009	$10.15	$.45	$(.28)	$.17	$(.44)	$(.04)	$(.48)	$9.84	1.67%
2008	10.86	.44	(.70)	(.26)	(.44)	(.01)	(.45)	10.15	(2.53)
2007	10.84	.45	.02	.47	(.44)	(.01)	(.45)	10.86	4.44
2006(f)	10.93	.47	(.05)	.42	(.46)	(.05)	(.51)	10.84	3.88
2005	11.10	.50	(.17)	.33	(.50)	—	(.50)	10.93	3.12
Class B (2/97)
2009	10.14	.38	(.28)	.10	(.36)	(.04)	(.40)	9.84	1.00
2008	10.86	.36	(.71)	(.35)	(.36)	(.01)	(.37)	10.14	(3.34)
2007	10.84	.37	.02	.39	(.36)	(.01)	(.37)	10.86	3.69
2006(f)	10.94	.39	(.06)	.33	(.38)	(.05)	(.43)	10.84	3.05
2005	11.11	.42	(.17)	.25	(.42)	—	(.42)	10.94	2.38
Class C (9/94)
2009	10.15	.40	(.28)	.12	(.39)	(.04)	(.43)	9.84	1.12
2008	10.87	.39	(.71)	(.32)	(.39)	(.01)	(.40)	10.15	(3.12)
2007	10.85	.39	.02	.41	(.38)	(.01)	(.39)	10.87	3.92
2006(f)	10.95	.41	(.06)	.35	(.40)	(.05)	(.45)	10.85	3.27
2005	11.12	.44	(.16)	.28	(.45)	—	(.45)	10.95	2.60
Class I (12/86)(g)
2009	10.17	.48	(.29)	.19	(.46)	(.04)	(.50)	9.86	1.91
2008	10.88	.47	(.71)	(.24)	(.46)	(.01)	(.47)	10.17	(2.31)
2007	10.86	.47	.02	.49	(.46)	(.01)	(.47)	10.88	4.66
2006(f)	10.96	.49	(.06)	.43	(.48)	(.05)	(.53)	10.86	4.01
2005	11.13	.52	(.17)	.35	(.52)	—	(.52)	10.96	3.34

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$181,049.97%		.84%	4.49%	.97%	.84%	4.49%	.96%	.83%	4.50%	30%
190,598	1.12	.83	4.13	1.12	.83	4.13	1.11	.82	4.14	17
181,313	1.14	.84	4.15	1.14	.84	4.15	1.13	.83	4.17	9
159,947	1.08	.84	4.29	1.08	.84	4.29	1.06	.82	4.31	12
127,502.86		.86	4.59	.86	.86	4.59	.85	.85	4.60	8

12,094	1.72	1.59	3.71	1.72	1.59	3.71	1.71	1.58	3.72	30
19,133	1.87	1.58	3.38	1.87	1.58	3.38	1.86	1.57	3.39	17
25,898	1.89	1.59	3.41	1.89	1.59	3.41	1.88	1.58	3.42	9
31,620	1.83	1.59	3.54	1.83	1.59	3.54	1.81	1.57	3.56	12
36,125	1.61	1.61	3.84	1.61	1.61	3.84	1.60	1.60	3.85	8

51,978	1.52	1.39	3.95	1.52	1.39	3.95	1.51	1.38	3.96	30
49,910	1.67	1.38	3.58	1.67	1.38	3.58	1.66	1.37	3.60	17
48,525	1.69	1.39	3.60	1.69	1.39	3.60	1.68	1.38	3.62	9
42,934	1.63	1.39	3.74	1.63	1.39	3.74	1.61	1.37	3.76	12
37,221	1.41	1.41	4.04	1.41	1.41	4.04	1.40	1.40	4.05	8

132,815.77		.64	4.69	.77	.64	4.69	.76	.63	4.71	30
137,731.92		.63	4.33	.92	.63	4.33	.91	.62	4.34	17
141,556.94		.64	4.35	.94	.64	4.35	.93	.63	4.37	9
137,680.88		.64	4.49	.88	.64	4.49	.86	.62	4.51	12
139,964.66		.66	4.79	.66	.66	4.79	.65	.65	4.80	8

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Each Ratio of Expenses Including Interest to Average Net Assets in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Each Ratio of Expenses Including Interest to Average Net Assets and the Portfolio Turnover Rate for the fiscal year ended February 28, 2006, in the above table have been restated to give effect to recording the self-deposited inverse floaters as financing transactions.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEW YORK INSURED
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2009	$9.63	$.40	$— *	$.40	$(.39)	$(.03)	$(.42)	$9.61	4.24%
2008	10.37	.40	(.71)	(.31)	(.40)	(.03)	(.43)	9.63	(3.07)
2007	10.41	.40	—	.40	(.40)	(.04)	(.44)	10.37	4.02
2006	10.71	.42	(.09)	.33	(.42)	(.21)	(.63)	10.41	3.19
2005	10.98	.45	(.18)	.27	(.45)	(.09)	(.54)	10.71	2.59
Class B (2/97)
2009	9.66	.33	— *	.33	(.32)	(.03)	(.35)	9.64	3.45
2008	10.40	.32	(.71)	(.39)	(.32)	(.03)	(.35)	9.66	(3.79)
2007	10.44	.33	(.01)	.32	(.32)	(.04)	(.36)	10.40	3.23
2006	10.73	.34	(.09)	.25	(.33)	(.21)	(.54)	10.44	2.47
2005	11.00	.37	(.18)	.19	(.37)	(.09)	(.46)	10.73	1.79
Class C (9/94)
2009	9.64	.35	— *	.35	(.34)	(.03)	(.37)	9.62	3.65
2008	10.37	.34	(.70)	(.36)	(.34)	(.03)	(.37)	9.64	(3.54)
2007	10.42	.35	(.02)	.33	(.34)	(.04)	(.38)	10.37	3.31
2006	10.71	.36	(.08)	.28	(.36)	(.21)	(.57)	10.42	2.70
2005	10.98	.39	(.18)	.21	(.39)	(.09)	(.48)	10.71	2.02
Class I (12/86)(f)
2009	9.67	.42	— *	.42	(.41)	(.03)	(.44)	9.65	4.42
2008	10.40	.42	(.70)	(.28)	(.42)	(.03)	(.45)	9.67	(2.79)
2007	10.45	.42	(.01)	.41	(.42)	(.04)	(.46)	10.40	4.08
2006	10.74	.44	(.08)	.36	(.44)	(.21)	(.65)	10.45	3.45
2005	11.00	.47	(.17)	.30	(.47)	(.09)	(.56)	10.74	2.85

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$87,154.96%		.85%	4.12%	.96%	.85%	4.12%	.94%	.83%	4.14%	11%
79,593	1.08	.84	3.89	1.08	.84	3.89	1.07	.83	3.90	13
90,400	1.03	.85	3.89	1.03	.85	3.89	1.02	.84	3.90	9
90,706.84		.84	3.93	.84	.84	3.93	.83	.83	3.94	22
87,032.85		.85	4.17	.85	.85	4.17	.85	.85	4.18	12

7,288	1.70	1.59	3.35	1.70	1.59	3.35	1.69	1.58	3.37	11
9,290	1.83	1.59	3.14	1.83	1.59	3.14	1.82	1.58	3.15	13
13,447	1.78	1.60	3.14	1.78	1.60	3.14	1.77	1.59	3.15	9
17,871	1.59	1.59	3.17	1.59	1.59	3.17	1.58	1.58	3.18	22
22,881	1.60	1.60	3.42	1.60	1.60	3.42	1.60	1.60	3.42	12

15,374	1.51	1.40	3.57	1.51	1.40	3.57	1.49	1.38	3.58	11
13,870	1.63	1.39	3.34	1.63	1.39	3.34	1.62	1.38	3.35	13
14,426	1.58	1.40	3.34	1.58	1.40	3.34	1.57	1.39	3.35	9
15,783	1.39	1.39	3.37	1.39	1.39	3.37	1.38	1.38	3.38	22
17,470	1.40	1.40	3.62	1.40	1.40	3.62	1.40	1.40	3.63	12

172,000.76		.65	4.31	.76	.65	4.31	.74	.63	4.32	11
184,670.88		.64	4.09	.88	.64	4.09	.87	.63	4.10	13
207,492.83		.65	4.09	.83	.65	4.09	.82	.64	4.10	9
220,883.64		.64	4.13	.64	.64	4.13	.63	.63	4.13	22
237,657.65		.65	4.37	.65	.65	4.37	.65	.65	4.37	12

*	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Each Ratio of Expenses Including Interest to Average Net Assets in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Connecticut Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, Nuveen New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the “Funds”) at February 28, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

April 24, 2009

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Fund’s Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant.	193

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	193

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	193

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	193

William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	193

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	193

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair New York Racing Association Oversight Board (2005-2007); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	193

Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management (since 2008); Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	193

Interested Trustee:

John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	193

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Fund:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3); Chartered Financial Analyst.	193

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Mark J.P. Anson 6/10/59 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	193

Nizida Arriaga 6/1/1968 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2007); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	193

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	193

Margo L. Cook 4/11/64 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	193

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	72

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3).	193

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	193

William T. Huffman 5/7/1969 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	193

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	193

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	193

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	193

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	193

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	193

Gregory Mino 1/4/1971 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	193

Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	193

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	193

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	72

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	193

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com. You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

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Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $119 billion of assets on December 31, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MAN-MS3-0209D

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report February 28, 2009	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Nuveen California High Yield Municipal Bond Fund

Nuveen California Municipal Bond Fund

Nuveen California Insured Municipal Bond Fund

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Dear Shareholders,

I write this letter in a time of continued uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate and extend the course of recovery. At the same time, government officials in the U.S. and abroad have implemented a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to envision that outcome in the current environment.

As you will read in this report, the continuing financial and economic problems are weighing heavily on asset values for equities and fixed income, and unfortunately the performance of the Nuveen Fund has been similarly affected. I hope that you will carefully review the Portfolio Managers’ Comments and the Fund Spotlight sections of this report. These comments highlight the managers’ pursuit of investment strategies that depend on thoroughly researched securities, diversified portfolio holdings and well established investment disciplines to achieve your Fund’s investment goals. The Fund Board believes that a consistent focus on long term investment goals provides the basis for successful investment over time and we monitor your Fund with that objective in mind.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

April 20, 2009

Robert P. Bremner

Chairman of the Board

Annual Report    Page 1

Portfolio Managers’ Comments for the Nuveen California High

Yield Municipal Bond Fund, the Nuveen California Municipal Bond Fund and the Nuveen California Insured Municipal Bond Fund

Portfolio managers John Miller, Johnathan N. Wilhelm and Scott Romans examine key investment strategies and the performance of the Nuveen California High Yield Municipal Bond Fund, the Nuveen California Municipal Bond Fund and the Nuveen California Insured Municipal Bond Fund. John Miller, who has 15 years of investment experience, has managed the Nuveen California High Yield Municipal Bond Fund since its inception in 2006, while John Wilhelm, who has 18 years of investment experience, joined the Fund in 2007. Scott Romans, who has eight years of investment experience, has managed the Nuveen California Municipal Bond Fund since 2003 and the Nuveen California Insured Municipal Bond Fund since 2005.

What factors had the greatest influence on the U.S. economy and the national and California municipal markets during the twelve-month period?

The last few months of 2008 were a very difficult period for the U.S. economy and the financial markets. Gross domestic product (GDP) – a measure of national economic output – declined by an annualized 6.2% in the fourth quarter of 2008. This was the worst quarterly performance for the U.S. economy since 1982 and it followed a third-quarter GDP drop of 0.5%. These were the first consecutive quarterly declines seen in the United States since 1991. As the economy weakened, unemployment rose. The national unemployment rate was 8.1% in February 2009. More than 850,000 jobs were lost during the month, bringing the total to 3.8 million during the twelve-month period.

In addition, a credit crunch developed as banks and other financial institutions became highly reluctant to lend. With investment capital scarce, bond issuers found themselves unable to refinance debt. The most prominent casualty was investment bank Lehman Brothers. The company’s fall was one trigger for a big decline in the equity and fixed-income markets, including the municipal bond market. Only U.S. Treasuries emerged from the downturn stronger, as nervous investors flocked to what they believed were the most resilient areas of the financial markets.

Seeking to stimulate the economy and loosen the flow of credit, the federal government passed a $700 billion financial industry rescue package in October, 2008. It was followed by a $787 billion stimulus package approved in February, 2009. The Federal Reserve (Fed) also was quite aggressive in its attempts to boost growth and restart credit markets. With inflation relatively contained – thanks in large part to declining energy prices – the Fed cut interest rates throughout the period, especially in its second half. The central bank’s boldest move came in December 2008, when the target federal funds rate was reduced to a record low of 0-0.25%. (On March 18, 2009, following the end of this reporting period, the Fed announced that, in addition to maintaining the fed funds rate at its 0-0.25% level, it would buy $300 billion in Treasury securities over the next six months in an effort to improve conditions in private credit markets and up to an additional $750 billion of agency mortgage-backed securities to bolster the housing market.)

With credit conditions tight, the municipal bond market faced several extended periods of significant illiquidity. This was especially true in the fall of 2008. In addition, municipal bond values declined sharply while yields, which move in the opposite direction as prices, were high relative to recent norms. Lower-rated bonds did particularly poorly because of their added credit risk. The yield curve steepened dramatically during the year, with yields on shorter-dated bonds declining much faster than those on longer-dated bonds – indicating investors’ preference for bonds with less interest rate risk.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Annual Report    Page 2

Class A Shares—

Average Annual Total Returns

as of 2/28/09

	Average Annual
	1-Year	5-Year	10-Year
Nuveen California High Yield Municipal Bond Fund
A Shares at NAV	-16.06%	N/A	N/A
A Shares at Offer	-19.57%	N/A	N/A
Lipper California Municipal Debt Funds Average[1]	-1.50%	1.04%	2.98%
Barclay’s Capital Municipal Bond Index[2]	5.17%	3.13%	4.61%
Barclays Capital California Municipal Bond Index[2]	3.93%	3.02%	4.42%
Barclays Capital High Yield Municipal Bond Index[3]	-18.44%	-0.14%	2.46%
S&P National Municipal Bond Index[4]	3.09%	2.82%	4.43%
S&P California Municipal Bond Index[5]	3.07%	2.85%	4.34%

Nuveen California Municipal Bond Fund
A Shares at NAV	-1.25%	1.17%	2.87%
A Shares at Offer	-5.43%	0.31%	2.43%
Lipper California Municipal Debt Funds Average[1]	-1.50%	1.04%	2.98%
Barclays Capital Municipal Bond Index[2]	5.17%	3.13%	4.61%
Barclays Capital California Municipal Bond Index[2]	3.93%	3.02%	4.42%
S&P National Municipal Bond Index[4]	3.09%	2.82%	4.43%
S&P California Municipal Bond Index[5]	3.07%	2.85%	4.34%

Nuveen California Insured Municipal Bond Fund
A Shares at NAV	-0.06%	1.00%	3.11%
A Shares at Offer	-4.25%	0.14%	2.67%
Lipper Single-State Insured Municipal Debt Funds Average[1]	4.17%	1.94%	3.54%
Barclays Capital Municipal Bond Index[2]	5.17%	3.13%	4.61%
Barclays Capital California Insured Municipal Bond Index[2]	5.89%	3.05%	4.57%
S&P National Municipal Bond Index[4]	3.09%	2.82%	4.43%
S&P California Municipal Bond Index[5]	3.07%	2.85%	4.34%

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns at NAV would be lower if the sales charge were included. Class A Shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The Lipper averages shown represent the average annualized total return for all reporting funds in the respective categories for the period ended February 28, 2009. The Lipper California Municipal Debt Funds Average contained 120, 101 and 72 funds and the Lipper Single-State Insured Municipal Debt Funds Average contained 66, 61 and 60 funds for the one-, five- and ten-year periods, respectively, for the period ended February 28, 2009. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Average.
2	The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unmanaged, unleveraged index comprised of a broad range of investment-grade municipal bonds. The Barclays Capital (formerly Lehman Brothers) California Municipal Bond Index is an unmanaged, unleveraged index comprised of investment grade, tax-exempt California bonds with maturities of two years or greater. The Barclays Capital (formerly Lehman Brothers) California Insured Municipal Bond Index is comprised of insured California municipal bond issues. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment.
3	The Barclays Capital (formerly Lehman Brothers) High Yield Municipal Bond Index is an unmanaged, unleveraged national index comprising municipal bonds rated below investment grade (i.e., below Baa by Moody’s Investors Service and below BBB by Standard & Poor’s or Fitch Ratings). The index does not reflect any initial or ongoing expenses and is not available for direct investment.
4	The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value weighted index designed to measure the performance of the investment-grade municipal bond market. The index does not reflect any initial or ongoing expenses and is not available for direct investment.
5	The Standard & Poor’s (S&P) California Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade California municipal bond market.

Annual Report    Page 3

Beginning in October, the nation’s financial institutions and financial markets – including the municipal bond market – experienced significant turmoil. Reductions in demand decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this generally reduced the Funds’ net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. This reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly with respect to lower-rated municipal bonds, as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This deleveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage levels that had recently increased due to the decline in municipal bond prices.

Municipal bond prices were further negatively impacted by concerns that the need for further deleveraging and a supply overhang (a large amount of new issues that were postponed) would cause selling pressure to persist for a period of time. In addition to falling prices, the following market conditions resulted in greater price volatility of municipal bonds – wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); significantly reduced liquidity (i.e., the ability to sell bonds at a price close to their carrying value), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade). Reduced liquidity was most pronounced in mid-October, although it improved considerably after that period.

In the municipal bond market, performance over this period was significantly impacted by concerns about the credit markets, downgrades of municipal bond insurers, and institutional investors’ need to unwind various leveraging strategies. These events created surges of selling pressure, as many municipal bond owners tried to sell holdings of longer-maturity bonds into a market already experiencing a lack of liquidity. Combined with the Fed rate cuts, this produced a steepening of the municipal yield curve. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds, and higher quality bonds tended to outperform lower quality credits.

Over the twelve months ended February 28, 2009, municipal bond issuance nationwide totaled $417.8 billion, a drop of 5% compared with the twelve-month period ended February 29, 2008. While market conditions during this period impacted the demand for municipal bonds, we continued to see demand from investors attracted by higher interest rates and yields relative to taxable bonds.

As weak as the national economy was, California’s fared worse. In February 2009, California’s unemployment rate was 10.5% – a full four percentage points higher than a year earlier and more than two percentage points above the national average. The rapidly deteriorating housing market was a big factor in the economic decline. Home values fell sharply, and by December they had already declined by more than 50% compared to the market’s 2007 peak. California’s high home foreclosure rate, more than double the national average, continued to weigh on housing prices. The twin trouble spots of a weaker housing market and rising unemployment has led to reduced consumer spending, which in turn put pressure on California’s budget situation. For 2009 – 2010, the state’s deficit was an estimated $42 billion and rising. These fiscal problems along with the tight credit conditions resulted in limited new issuance of municipal debt within the state, especially in the second half of the period. During this reporting period, new issuance totaled approximately $56 billion, down roughly 17% compared with the twelve month period ended February 2008. As a result of the state’s significant budget problems, Standard & Poor’s (S&P) cut the state’s credit rating to A. (Subsequent to the reporting period, Moody’s Investors Services and Fitch also downgraded California’s credit rating to A2 and A, respectively.)

How did the Funds perform during the past twelve month period?

The chart on page 3 provides total return performance information for the Funds for the

Annual Report    Page 4

one-year, five-year and ten-year periods ended February 28, 2009. It compares that performance with each Fund’s corresponding Lipper peer fund average as well as the appropriate national and California-specific Barclays Capital and Standard & Poor’s (S&P) indexes.

Nuveen California High Yield Municipal Bond Fund

During the twelve months ending February 28, 2009, the Class A Shares at net asset value of the Nuveen California High Yield Municipal Bond Fund significantly trailed the Lipper California Municipal Debt Funds Average. The Fund also underperformed both the national Barclays Capital Municipal Bond Index and the Barclays Capital California Municipal Bond Index – none of which emphasizes high-yield bonds – while outperforming the national Barclays Capital High Yield Municipal Bond Index. The Fund also lagged two non-high-yield-focused Standard & Poor’s (S&P) indexes – the S&P National Municipal Bond Index and the S&P California Municipal Bond Index.

It was a particularly difficult period in the high-yield municipal bond market, and the California High Yield Fund’s performance reflected that fact. For much of the period, investors were highly risk-averse and favored higher-rated bonds over their lower or non-rated counterparts. Given that more than 80% of our high-yield-oriented portfolio was invested in bonds rated BBB or lower or those that were non-rated, the Fund struggled in an unfavorable market environment.

The Fund’s duration positioning also weighed on relative performance. Our duration was longer than that of our benchmark – meaning that the portfolio was more price sensitive to changes in interest rates. This had a negative impact on returns as demand for high-yield bonds weakened because investors were cautious about their exposure to interest-rate risk during the period. In an effort to moderate the portfolio’s duration, we shorted U.S. Treasury bond futures. Unfortunately, this strategy was in place at a time when investors were favoring Treasuries and bidding up their prices. Historically, the performance of Treasuries and municipal bonds have been closely correlated, but that relationship broke down during the unusual market conditions of the past year – municipal bonds generally lagged while Treasuries did quite well. The strong performance of Treasury bonds caused our short position to be a negative influence on portfolio returns.

Our sector positioning also hindered the Fund’s performance. We were relatively overweighted in health care bonds, which as a group underperformed. Another detracting influence was our exposure to a number of insured bonds. Tight credit market conditions caused several municipal bond insurers to have their credit ratings downgraded. After the downgrades, many of our bond holdings were repriced to reflect the credit quality of the underlying issuers. On the positive side, the Fund benefited from its exposure to higher-rated bonds, which outperformed as a whole because of their reduced credit risk.

Nuveen California Municipal Bond Fund

The Class A Shares at net asset value of the Nuveen California Municipal Bond Fund outperformed the Lipper California Municipal Debt Funds Average for the one-year period ended February 28, 2009. However, the Fund lagged the national Barclays Capital Municipal Bond Index and the Barclays Capital California Municipal Bond Index, as well as the Standard & Poor’s (S&P) National Municipal Bond Index and the S&P California Municipal Bond Index.

A relative overweighting in BBB-rated and non-rated bonds was the biggest negative influence on the Fund’s performance. Having extra exposure to these lower rating categories hampered returns in a market environment that penalized perceived credit risk. The Fund was also relatively underweighted in bonds rated AAA – the top credit rating – further detracting from comparative performance.

Similar to in the California High Yield Fund, we had exposure to bonds backed by various municipal bond insurance companies. As credit conditions deteriorated and a variety of these insurers saw their credit ratings downgraded, some of the bonds we owned in the portfolio saw significant price declines as they began to reflect the lower underlying credit quality of the bonds’ issuers.

Duration positioning was a modest source of relative underperformance. We were slightly underweighted in the very-shortest-duration bonds – which

Annual Report    Page 5

performed relatively well overall – and slightly overweighted in weaker-performing long-duration bonds. Other negative performance factors included overweight exposure to the utility and health care sectors as well as underweightings in state and local general obligation bonds, both of which did relatively well as a group compared to other parts of the municipal market.

Nuveen California Insured Municipal Bond Fund

The Class A Shares at net asset value of the Nuveen California Insured Municipal Bond Fund underperformed the Lipper Single-State Insured Municipal Debt Funds Average. The Fund also trailed the national Barclay’s Capital Municipal Bond Index and the Barclay’s Capital California Insured Municipal Bond Index, as well as the Standard & Poor’s (S&P) National Municipal Bond Index and the S&P California Municipal Bond Index during the twelve-month period.

The Insured Fund’s relatively high credit quality provided a positive impact on relative performance, as higher-rated issues outperformed their lower-quality counterparts. At the same time, we had significant exposure to insured bonds issued by lower-rated entities. When bond insurers such as Financial Security Assurance (FSA) and Ambac Assurance Corporation (AMBAC) saw their credit ratings downgraded, the bonds’ prices fell significantly to reflect the issuers’ lower underlying quality. The impact of these price declines had a meaningfully negative impact on the Fund’s performance.

The Fund’s duration positioning was another source of relative underperformance. We had a relatively substantial overweighting in more-interest-rate-sensitive bonds as well as underweightings in less-interest-rate-sensitive shorter- and intermediate-duration bonds. All of these allocations detracted from our results.

What strategies were used to manage the Funds?

Nuveen California High Yield Municipal Bond Fund

Many of our new purchases were higher-quality bonds with credit ratings of A and above. We were less active in adding to our exposure to bonds rated

BB and lower. While we did add some lower-quality land-backed bonds that we believed offered a favorable risk/reward trade-off, we believed that our shareholders were best served by this relatively defensive management approach. As a result, as investors gradually became less risk-tolerant and credit spreads widened, we thought it was prudent to position the Fund relatively conservatively. In our view, higher-rated bonds were offering much of the reward potential provided by lower-rated issues but with significantly reduced risk.

We increased our exposure to the health care and education bond sectors. Both are groups we regularly favor, in part because Nuveen has substantial credit research expertise in both areas. Health care and education projects also tend to be relatively defensive because of their vital roles in the communities they serve. We always like to emphasize these types of “essential service” bonds but believe they can make particularly good investments during challenging economic times.

Another recent strategy was to engage in bond swaps. Particularly in the period’s final few months – when liquidity slowly began to return to the municipal marketplace – we found opportunities to exchange some recently added positions for bonds offering comparable levels of risk but better income and total-return opportunities.

Nuveen California Municipal Bond Fund

Our main strategic theme over the past year was to invest opportunistically. We took advantage of market volatility and illiquidity to buy bonds trading for what we believed were unusually attractive prices. Many of these were lower-rated issues offering yields far above what we had seen in recent years. In September and October 2008, purchase opportunities centered on the new-issue municipal market. In November and December, however, availability shifted to the secondary market, as many high-yield bond funds found themselves forced to sell some of their holdings at extraordinarily low prices to generate liquidity. We believed this was a unique opportunity to pick up some bonds that offered a very compelling long-term risk/reward tradeoff at what we believed were extremely attractive prices.

Despite the generally illiquidity of the municipal market for much of the reporting period, demand

Annual Report    Page 6

from individual investors remained fairly strong for California general obligation bonds as well as those in relatively defensive sectors such as water/sewer and education. Given this demand, we sold some existing holdings in these areas when ready buyers could be found. We used the proceeds from these sales to take advantage of the opportunities mentioned earlier.

Nuveen California Insured Municipal Bond Fund

By prospectus, 80% of the California Insured Municipal Bond Fund’s assets must be invested in insured bonds rated AAA at the time of purchase. This requirement left us with relatively few opportunities to take advantage of the tremendous values some lower-rated issues were offering at various times.

To the extent possible, we made use of our portfolio’s uninsured basket to purchase some AA-rated issues with strong yields relative to their risk. Otherwise, our purchase activity during the period was limited. That said, because even many higher-quality issues were offering quite attractive yields compared to historical norms, we were able to invest across the credit-quality spectrum and buy into what we felt were very good long-term value opportunities for our shareholders.

Recent Developments Regarding Bond Insurance Companies

As noted earlier, one of the factors that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, AGC, AMBAC, FGIC, FSA, MBIA and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies. At the time this report was prepared, at least one rating agency has placed each of these insurers except AGC on “negative credit watch,” “credit outlook developing” or “rating withdrawn,” which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies – especially those bonds with weaker underlying credits – declined, detracting from the Funds’ performance. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of the uninsured Funds continued to be diversified between insured and uninsured bonds, and the insured bonds held by all the Funds were diversified within that category. It is important to note that municipal bonds historically have had a very low rate of default.

Dividend Information

During the reporting period, the Class A Shares of the Nuveen California High Yield Municipal Bond Fund experienced one dividend increase in February 2009. The Fund’s Class B and C Shares saw three dividend increases in May 2008, November 2008 and February 2009 and the Fund’s Class I Shares had one dividend decrease in November 2008 and one dividend increase in February 2009. The Nuveen California Municipal Bond Fund’s Class A Shares experienced one dividend increase in February 2009, the Fund’s Class B and C Shares saw dividend increases in November 2008 and February 2009, while the Fund’s Class I Shares had one dividend decrease in November 2008 and one dividend increase in February 2009. The Nuveen California Insured Municipal Bond Fund’s Class B and C shares saw one dividend increase in November 2008, while its Class A and I Shares maintained a consistent dividend.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 28, 2009, all three Funds had a positive UNII balance for both financial reporting and tax purposes.

Annual Report    Page 7

Nuveen California High Yield Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen California Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with their respective Indexes. Returns would be different for the other share classes. The Barclays Capital Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The Barclays Capital High Yield Municipal Bond Index is an unleveraged, unmanaged national index comprising municipal bonds rated below investment grade (i.e., below Baa by Moody’s Investors Service and below BBB by Standard & Poor’s or Fitch Ratings). The Barclays Capital California Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt California bonds with maturities of two years or greater. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 8

Nuveen California Insured Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Fund compared with its respective Indexes. Returns would be different for the other share classes. The Barclays Capital Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The Barclays Capital California Insured Municipal Bond Index is comprised of insured California municipal bond issues. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund’s returns include reinvestment of all dividends and distributions, and the Fund’s returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 9

Fund Spotlight as of 2/28/09 Nuveen California High Yield Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NCHAX	NCHBX	NCHCX	NCHRX
NAV	$6.51	$6.51	$6.51	$6.50
Latest Monthly Dividend[2]	$0.0405	$0.0365	$0.0375	$0.0415
Inception Date	3/28/06	3/28/06	3/28/06	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 2/28/09

A Shares	NAV	Offer
1-Year	-16.06%	-19.57%
Since Inception	-9.30%	-10.63%

B Shares	w/o CDSC	w/CDSC
1-Year	-16.64%	-19.81%
Since Inception	-9.99%	-11.09%

C Shares	NAV
1-Year	-16.55%
Since Inception	-9.82%

I Shares	NAV
1-Year	-16.01%
Since Inception	-9.18%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	7.47%	7.15%
30-Day Yield[3]	8.13%	—
SEC 30-Day Yield[3,4]	—	7.78%
Taxable-Equivalent Yield[4,5]	12.49%	11.95%

B Shares	NAV
Dividend Yield[3]	6.73%
30-Day Yield[3]	7.37%
Taxable-Equivalent Yield[5]	11.32%

C Shares	NAV
Dividend Yield[3]	6.91%
30-Day Yield[3]	7.58%
Taxable-Equivalent Yield[5]	11.64%

I Shares	NAV
Dividend Yield[3]	7.66%
SEC 30-Day Yield[3]	8.35%
Taxable-Equivalent Yield[5]	12.83%

Average Annual Total Returns as of 3/31/09

A Shares	NAV	Offer
1-Year	-20.10%	-23.43%
Since Inception	-9.46%	-10.74%

B Shares	w/o CDSC	w/CDSC
1-Year	-20.74%	-23.75%
Since Inception	-10.15%	-10.94%

C Shares	NAV
1-Year	-20.56%
Since Inception	-9.97%

I Shares	NAV
1-Year	-19.93%
Since Inception	-9.29%

Portfolio Statistics
Net Assets ($000)	$55,278
Average Effective Maturity on Securities (Years)	24.97
Average Duration	12.38

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.43%	1.32%	2/29/08
Class B	2.18%	2.07%	2/29/08
Class C	1.97%	1.87%	2/29/08
Class I	1.21%	1.12%	2/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through June 30, 2009. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid March 2, 2009. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2009.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.9%.

Annual Report    Page 10

Fund Spotlight as of 2/28/09 Nuveen California High Yield Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Tax Obligation/Limited	28.0%
Health Care	18.7%
Education and Civic Organizations	13.0%
Industrials	9.7%
Housing/Multifamily	5.9%
Consumer Staples	4.4%
Utilities	4.4%
Transportation	4.2%
Other	11.7%
1	The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA and SYNCORA as of February 28, 2009. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total Investments, excluding investments in derivatives, as of February 28, 2009. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/09)	$786.30	$783.90	$784.00	$785.90	$1,020.43	$1,016.71	$1,017.65	$1,021.32
Expenses Incurred During Period	$3.90	$7.21	$6.37	$3.10	$4.41	$8.15	$7.20	$3.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .88%, 1.63%, 1.44% and ..70% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 11

Fund Spotlight as of 2/28/09 Nuveen California Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NCAAX	NCBBX	NCACX	NCSPX
NAV	$8.96	$8.96	$8.94	$8.95
Latest Monthly Dividend[2]	$0.0365	$0.0310	$0.0325	$0.0380
Inception Date	9/07/94	3/07/97	9/19/94	7/01/86

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 2/28/09
A Shares	NAV	Offer
1-Year	-1.25%	-5.43%
5-Year	1.17%	0.31%
10-Year	2.87%	2.43%
B Shares	w/o CDSC	w/CDSC
1-Year	-1.99%	-5.76%
5-Year	0.43%	0.27%
10-Year	2.25%	2.25%
C Shares	NAV
1-Year	-1.80%
5-Year	0.64%
10-Year	2.30%
I Shares	NAV
1-Year	-1.02%
5-Year	1.39%
10-Year	3.08%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	4.89%	4.68%
30-Day Yield[3]	4.79%	—
SEC 30-Day Yield[3,4]	—	4.58%
Taxable-Equivalent Yield[4,5]	7.36%	7.04%
B Shares	NAV
Dividend Yield[3]	4.15%
30-Day Yield[3]	4.02%
Taxable-Equivalent Yield[5]	6.18%
C Shares	NAV
Dividend Yield[3]	4.36%
30-Day Yield[3]	4.23%
Taxable-Equivalent Yield[5]	6.50%
I Shares	NAV
Dividend Yield[3]	5.09%
SEC 30-Day Yield[3]	4.99%
Taxable-Equivalent Yield[5]	7.67%

Average Annual Total Returns as of 3/31/09
A Shares	NAV	Offer
1-Year	-5.00%	-9.00%
5-Year	1.13%	0.26%
10-Year	2.78%	2.34%
B Shares	w/o CDSC	w/CDSC
1-Year	-5.61%	-9.24%
5-Year	0.39%	0.22%
10-Year	2.18%	2.18%
C Shares	NAV
1-Year	-5.44%
5-Year	0.58%
10-Year	2.22%
I Shares	NAV
1-Year	-4.78%
5-Year	1.34%
10-Year	3.00%

Portfolio Statistics
Net Assets ($000)	$282,588
Average Effective Maturity on Securities (Years)	19.29
Average Duration	8.54

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.97%	0.95%	2/29/08
Class B	1.72%	1.71%	2/29/08
Class C	1.52%	1.51%	2/29/08
Class I	0.77%	0.76%	2/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid March 2, 2009. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2009.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.9%.

Annual Report    Page 12

Fund Spotlight as of 2/28/09 Nuveen California Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Tax Obligation/Limited	27.4%
Health Care	21.9%
U.S. Guaranteed	11.4%
Tax Obligation/General	7.4%
Utilities	6.0%
Education and Civic Organizations	5.1%
Transportation	4.8%
Water and Sewer	4.7%
Other	11.3%

1	The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA and SYNCORA as of February 28, 2009. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of February 28, 2009. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/29/08)	$937.70	$934.10	$934.90	$938.70	$1,020.53	$1,016.81	$1,017.80	$1,021.52
Expenses Incurred During Period	$4.13	$7.72	$6.76	$3.17	$4.31	$8.05	$7.05	$3.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.61%, 1.41% and ..66% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 13

Fund Spotlight as of 2/28/09 Nuveen California Insured Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NCAIX	NCABX	NCAKX	NCIBX
NAV	$9.40	$9.43	$9.36	$9.42
Latest Monthly Dividend[2]	$0.0345	$0.0285	$0.0300	$0.0360
Latest Capital Gain Distribution[3]	$0.0142	$0.0142	$0.0142	$0.0142
Inception Date	9/07/94	3/07/97	9/13/94	7/01/86

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 2/28/09
A Shares	NAV	Offer
1-Year	-0.06%	-4.25%
5-Year	1.00%	0.14%
10-Year	3.11%	2.67%
B Shares	w/o CDSC	w/CDSC
1-Year	-0.73%	-4.56%
5-Year	0.26%	0.09%
10-Year	2.50%	2.50%
C Shares	NAV
1-Year	-0.55%
5-Year	0.46%
10-Year	2.54%
I Shares	NAV
1-Year	0.23%
5-Year	1.21%
10-Year	3.33%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[4]	4.40%	4.22%
30-Day Yield[4]	4.84%	—
SEC 30-Day Yield[4,5]	—	4.64%
Taxable-Equivalent Yield[5,6]	7.43%	7.13%
B Shares	NAV
Dividend Yield[4]	3.63%
30-Day Yield[4]	4.10%
Taxable-Equivalent Yield[6]	6.30%
C Shares	NAV
Dividend Yield[4]	3.85%
30-Day Yield[4]	4.30%
Taxable-Equivalent Yield[6]	6.61%
I Shares	NAV
Dividend Yield[4]	4.59%
SEC 30-Day Yield[4]	5.04%
Taxable-Equivalent Yield[6]	7.74%

Average Annual Total Returns as of 3/31/09
A Shares	NAV	Offer
1-Year	-4.56%	-8.58%
5-Year	0.98%	0.11%
10-Year	3.07%	2.63%
B Shares	w/o CDSC	w/CDSC
1-Year	-5.38%	-9.03%
5-Year	0.20%	0.03%
10-Year	2.46%	2.46%
C Shares	NAV
1-Year	-5.05%
5-Year	0.42%
10-Year	2.50%
I Shares	NAV
1-Year	-4.38%
5-Year	1.17%
10-Year	3.27%

Portfolio Statistics
Net Assets ($000)	$189,307
Average Effective Maturity on Securities (Years)	20.44
Average Duration	9.42

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.91%	0.90%	2/29/08
Class B	1.66%	1.65%	2/29/08
Class C	1.46%	1.45%	2/29/08
Class I	0.71%	0.70%	2/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid March 2, 2009. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2009.

3	Paid November 12, 2008. Capital gains are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.9%.

Annual Report    Page 14

Fund Spotlight as of 2/28/09 Nuveen California Insured Municipal Bond Fund

Bond Credit Quality1,2

At least 80% of the Fund’s net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – Insurance, for more information.

Insurers3

MBIA	38.2%
AMBAC	25.4%
FSA	16.3%
FGIC	15.7%
Other	4.4%

Industries2

Tax Obligation/Limited	24.7%
Tax Obligation/General	17.7%
Health Care	13.7%
Transportation	8.5%
Water and Sewer	7.7%
Utilities	7.2%
Housing/Single Family	5.4%
U.S. Guaranteed	5.4%
Education and Civic Organizations	5.2%
Other	4.5%

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA and SYNCORA as of February 28, 2009. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of February 28, 2009. Holdings are subject to change.

3	As a percentage of total Insured investments as of February 28, 2009. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/09)	$949.50	$945.90	$946.40	$950.50	$1,020.63	$1,016.91	$1,017.90	$1,021.62
Expenses Incurred During Period	$4.06	$7.67	$6.71	$3.10	$4.21	$7.95	$6.95	$3.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.59%, 1.39% and ..64% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 15

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 4.0%

$300	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2001C-1, 9.750%, 1/01/26	1/11 at 100.00	N/R	$233,109

1,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	BB–	564,990

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R	692,990

500	Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2008B, 6.500%, 3/01/28	3/18 at 100.00	N/R	382,530

420	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project Revenue Bonds, Series 2006B, 5.625%, 11/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	338,205
3,220	Total Consumer Discretionary			2,211,824
	Consumer Staples – 4.3%

1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47	6/17 at 100.00	N/R	527,110

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,100	5.750%, 6/01/47	6/17 at 100.00	BBB	1,265,964
250	5.125%, 6/01/47	6/17 at 100.00	BBB	134,765

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A:
50	5.000%, 6/01/37	6/14 at 100.00	BBB	27,698
750	5.125%, 6/01/46	6/14 at 100.00	BBB	405,660
4,150	Total Consumer Staples			2,361,197
	Education and Civic Organizations – 12.7%

1,125	California Educational Facilities Authority Revenue Bonds, California Lutheran University, Series 2008, 5.750%, 10/01/38	10/18 at 100.00	Baa1	885,521

1,065	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Baa3	675,711

75	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	62,957

100	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/36	11/15 at 100.00	A2	78,452

1,165	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006, 5.000%, 1/01/30	1/15 at 100.00	BBB–	784,558

1,000	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BBB–	636,800

500	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A, 7.000%, 10/01/39	No Opt. Call	N/R	387,800

1,000	California Municipal Finance Authority, Revenue Refunding Bonds, Biola University, Series 2008A, 5.875%, 10/01/34	4/18 at 100.00	Baa1	819,070

1,065	California Statewide Community Development Authority, Revenue Bonds, Drew School, Series 2007, 5.300%, 10/01/37	10/15 at 102.00	N/R	609,169

200	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006, 5.000%, 11/01/29	11/16 at 100.00	N/R	117,268

400	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	235,412

100	California Statewide Community Development Authority, Revenue Bonds, Viewpoint School, Series 2004, 5.000%, 10/01/28 – ACA Insured	10/14 at 100.00	BBB	74,412

16

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$200	Hawaii State Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	$118,638

600	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	8/11 at 100.00	N/R	364,752

110	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Franklin Phonetic Charter School, Series 2006, 5.750%, 7/01/36	7/16 at 100.00	N/R	70,179

100	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006, 6.375%, 6/01/36	6/16 at 100.00	N/R	68,573

65	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006, 6.000%, 6/01/36	6/16 at 100.00	BB	39,705

400	Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	264,436

1,060	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3	708,239
10,330	Total Education and Civic Organizations			7,001,652
	Energy – 0.5%

500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	303,745
	Health Care – 18.2%

50	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A	38,908

1,425	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15	5/09 at 100.00	CCC	1,080,008

405	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, Tender Option Bond Trust 3299, 16.490%, 11/15/46 (IF)	11/16 at 100.00	AA-	338,442

1,500	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	2/17 at 100.00	Baa2	972,990

1,000	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.216%, 7/01/47 – FSA Insured (IF)	7/18 at 100.00	AAA	650,960

1,000	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	557,950

2,000	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	1,225,920

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
750	5.250%, 7/01/30	7/15 at 100.00	BBB	501,060
515	5.250%, 7/01/35	7/15 at 100.00	BBB	328,122
495	5.000%, 7/01/39	7/15 at 100.00	BBB	294,990

2,365	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2008B, Tender Option Bond Trust 3299, 15.238%, 11/15/48 (IF)	5/18 at 100.00	AA-	2,176,932

200	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46	10/16 at 100.00	N/R	137,952

1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/18 at 100.00	BBB	985,090

100	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36	12/16 at 100.00	N/R	61,527

1,000	Tulare Local Health Care District, California, Revenue Bonds, Series 2007, 5.200%, 11/01/32	11/17 at 100.00	N/R	687,110

60	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006, 6.000%, 5/01/31	5/16 at 103.00	N/R	39,069
13,865	Total Health Care			10,077,030

17

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 5.7%

$200	California Mobile Home Park Financing Authority, Union City Tropics Mobile Home Park Subordinate Revenue Bonds, Series 2006B, 5.375%, 12/15/31	12/16 at 100.00	N/R	$132,416

900	California Municipal Finance Authority, Revenue Bonds, University Students Coop Association, Series 2007, 4.750%, 4/01/27	4/17 at 100.00	BBB–	603,054

1,000	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 5.625%, 6/01/33	6/17 at 102.00	N/R	587,070

100	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	67,074

120	Multifamily Housing Revenue Bond Pass-Through Certificates, California, Series 2001-17, Stanford Arms Seniors Apartments 01-P2, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	12/11 at 100.00	N/R	105,815

1,250	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007, 5.000%, 12/15/33	12/12 at 100.00	Baa3	719,663

750	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	No Opt. Call	Baa1	616,590

495	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	319,864
4,815	Total Housing/Multifamily			3,151,546
	Housing/Single Family – 2.7%

500	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007E, 4.800%, 8/01/37 (Alternative Minimum Tax)	2/17 at 100.00	Aa2	372,890

700	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007J, 5.750%, 8/01/47 (Alternative Minimum Tax)	2/17 at 100.00	Aa2	657,895

855	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2007M, Trust 1021, 7.230%, 8/01/31 (Alternative Minimum Tax) (IF)	2/16 at 100.00	AA–	479,937
2,055	Total Housing/Single Family			1,510,722
	Industrials – 9.4%

90	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1989, 6.750%, 9/01/19 (Alternative Minimum Tax)	3/09 at 100.00	BBB	86,888

680	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1996A, 5.800%, 12/01/16 (Alternative Minimum Tax)	6/09 at 100.00	BBB	625,002

150	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB	131,618

565	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)	1/16 at 102.00	BBB	469,176

500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002B, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/15 at 101.00	BBB	396,440

1,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002C, 6.750%, 12/01/27 (Mandatory put 12/01/10)	No Opt. Call	BBB	998,630

1,000	California Pollution Control Financing Authority, Solid Waste Revenue Bonds, Keller Canyon Landfill Company, Series 1992, 6.875%, 11/01/27 (Alternative Minimum Tax)	5/09 at 100.00	BBB	959,350

1,000	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)	No Opt. Call	BB	617,530

250	California Statewide Communities Development Authority, Sewer and Solid Waste Disposal Facilities Revenue Bonds, Anheuser Busch Project, Series 2007, 4.800%, 9/01/46 (Alternative Minimum Tax)	3/12 at 100.00	BBB+	154,683

260	Kootenai County Industrial Development Corporation, Idaho, Industrial Development Revenue Bonds, Coer d’Alene Fiber Fuels, Inc., Series 2006, 6.750%, 12/01/26	12/16 at 100.00	N/R	168,688

100	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006A, 6.000%, 9/01/36	9/16 at 100.00	N/R	59,196

18

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Industrials (continued)

$750	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax)	7/17 at 102.00	N/R	$531,885
6,345	Total Industrials			5,199,086
	Long-Term Care – 2.4%

40	ABAG Finance Authority for Non-Profit Corporations, California, Certificates of Participation Refunding, American Baptist Homes of the West, Series 1998A, 6.200%, 10/01/27	4/09 at 101.00	BBB–	30,906

1,000	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A, 5.125%, 7/01/37	7/17 at 100.00	N/R	535,360

50	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	37,032

1,000	San Diego County, California, Certificates of Participation, San Diego-Imperial Counties Developmental Services Foundation Project, Series 2002, 5.500%, 9/01/27	9/12 at 100.00	Baa1	716,450
2,090	Total Long-Term Care			1,319,748
	Tax Obligation/General – 1.1%

400	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	262,720

500	Guam, General Obligation Bonds, Series 2007A, 5.250%, 11/15/37	11/17 at 100.00	B+	328,740
900	Total Tax Obligation/General			591,460
	Tax Obligation/Limited – 27.3%

1,000	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	No Opt. Call	N/R	599,450

100	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A, 5.600%, 9/01/25	9/15 at 102.00	N/R	77,175

300	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2006B, 5.050%, 9/01/37	9/09 at 102.50	N/R	186,846

1,000	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/32	8/17 at 102.00	N/R	722,020

600	Carlsbad, California, Limited Obligation Improvement Bonds, Assessment District 2002-01, Series 2005A, 5.200%, 9/02/35	9/12 at 100.00	N/R	391,554

500	Dinuba Financing Authority, California, Measure R Road Improvement Lease Revenue Bonds, Series 2007, 5.375%, 9/01/38	9/17 at 100.00	N/R	330,205

200	Eastern California Municipal Water District, Community Facilities District 2005-40 Mahogany Special Tax Bonds, Series 2006, 5.000%, 9/01/36	3/09 at 102.00	N/R	123,606

1,205	Eastern Municipal Water District, California, Community Facility District No 2004-34, Faircrest, Special Tax Bonds, Series 2006, 5.250%, 9/01/36	3/17 at 100.00	N/R	776,116

100	Eastern Municipal Water District, California, Community Facility District No 2005-38 Improvement Area A, Special Tax Bonds, Series 2006, 5.200%, 9/01/36	3/09 at 102.00	N/R	63,887

250	El Dorado County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	148,048

1,000	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007, 5.200%, 9/01/27	9/15 at 102.00	N/R	430,690

500	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	383,530

500	Folsom Public Financing Authority, California, Subordinate Special Tax Revenue Bonds, Series 2007B, 5.200%, 9/01/32	9/17 at 100.00	N/R	333,110

1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45	6/15 at 100.00	A	752,250

1,000	Hemet Unified School District Community Facilities District 2005-3, Riverside County, California, Special Tax Bonds, Series 2007, 5.750%, 9/01/39	9/09 at 102.50	N/R	639,890

200	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/13 at 100.00	N/R	128,108

19

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$300	Hesperia Unified School District, San Bernardino County, California, Community Facilities District 2006-5 Special Tax Bonds, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	N/R	$186,990

415	Hesperia, California, Improvement Act of 1915, Assessment District, 91-1, Joshua West Main Street, Series 1992, 8.500%, 9/02/24	3/09 at 100.00	N/R	397,985

125	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A, 5.125%, 9/01/36	9/16 at 100.00	N/R	91,375

1,115	Jurupa Community Services District, California, Community Facilities District 25 Earstvale Area Special Tax Bonds, Series 2008A, 8.375%, 9/01/28	9/18 at 100.00	N/R	1,048,535

200	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facility District 2003-2, Improvement Area A, 5.000%, 9/01/36	9/14 at 102.00	N/R	125,472

130	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006, 5.300%, 9/01/36	9/09 at 103.00	N/R	84,447

65	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	42,149

1,000	Moreno Valley, California, Community Facilities District 5, Special Tax Bonds, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	N/R	623,300

125	Murrieta Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-4, Series 2006B, 5.450%, 9/01/38	9/16 at 100.00	N/R	84,098

1,000	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.100%, 9/01/26	9/09 at 103.00	N/R	720,720

1,100	Perris Public Finance Authority, California, Local Agency Revenue Bonds, Perris Valley Vistas IA3, Series 2008B, 6.625%, 9/01/38	9/16 at 100.00	N/R	843,524

500	Perris Public Financing Authority, California, Local Agency Revenue Bonds, Series 2007D, 5.800%, 9/01/38	9/14 at 100.00	N/R	352,970

600	Perris, California, Community Facilities District 2001-1 Improvement Area 5-A Special Tax Bonds, Series 2006, 5.000%, 9/01/37	9/09 at 102.50	N/R	372,246

125	Riverside Unified School District, California, Community Facilities District 24 Special Tax Bonds, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	79,008

1,000	Roseville Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2007B, 5.000%, 9/01/33	9/17 at 100.00	N/R	642,110

415	Roseville, California, Special Tax Bonds, Community Facilities District 1 – The Fountains, Series 2008, 6.125%, 9/01/38	9/18 at 100.00	N/R	295,019

425	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Westpark, Series 2005, 5.250%, 9/01/25	9/15 at 100.00	N/R	285,060

125	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2006, 5.250%, 9/01/37	9/16 at 100.00	N/R	72,615

995	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	716,151

466	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 6.000%, 3/27/26	6/09 at 100.00	N/R	289,256

100	San Jacinto Unified School District, Riverside County, California, Community Facilities District 2006-1 Special Tax Bonds, Infrastructure Projects, Series 2006, 5.200%, 9/01/36	9/16 at 100.00	N/R	64,845

500	Victor Elementary School District, Los Angeles County, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2007A, 5.500%, 9/01/37	9/15 at 102.00	N/R	338,990

800	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2007A, 5.250%, 8/01/09	No Opt. Call	N/R	794,248

300	Westside Union School District, California, Community Facilities District 2005-3 Special Tax Bonds, Series 2006, 5.000%, 9/01/36	9/14 at 102.00	N/R	188,208

390	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/27	1/17 at 102.00	N/R	165,364

20

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$135	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005, 5.125%, 9/01/35	3/15 at 100.00	N/R	$81,645
21,906	Total Tax Obligation/Limited			15,072,815
	Transportation – 4.1%

8,275	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 1999, 0.000%, 1/15/30	1/10 at 30.97	BBB–	1,390,697

	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006:
35	5.450%, 7/01/20 (Alternative Minimum Tax)	7/14 at 102.00	N/R	28,512
45	5.550%, 7/01/28 (Alternative Minimum Tax)	7/14 at 102.00	N/R	30,654

	Palm Springs, California, Airport Passenger Facility Charge Subordinate Refunding Revenue Bonds, Palm Springs International Airport, Series 2008:
250	6.400%, 7/01/23 (Alternative Minimum Tax)	7/14 at 102.00	N/R	198,340
275	6.500%, 7/01/27 (Alternative Minimum Tax)	7/14 at 102.00	N/R	209,949

250	Port of Oakland, California, Revenue Bonds, Series 2000K, 5.875%, 11/01/30 – FGIC Insured (Alternative Minimum Tax)	5/10 at 100.00	AA–	216,095

140	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Revenue Bonds, American Airlines Inc., Series 1985A, 6.450%, 12/01/25	6/10 at 100.00	CCC+	62,430

15	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1993A, 6.300%, 6/01/23 (Alternative Minimum Tax)	6/09 at 100.00	CCC+	6,690

245	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/09 at 100.00	CCC+	109,260
9,530	Total Transportation			2,252,627
	U.S. Guaranteed – 0.0% (4)

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1:
10	6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	10,988
15	6.625%, 6/01/40 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	17,597
25	Total U.S. Guaranteed			28,585
	Utilities – 4.3%

	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
75	5.250%, 11/15/23	No Opt. Call	A+	58,259
25	5.500%, 11/15/30	No Opt. Call	A+	18,342

7,890	Merced Irrigation District, California, Certificates of Participation, Water Hydroelectric Series 2008B, 0.000%, 9/01/33	9/16 at 32.62	A	1,257,666

	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A:
445	5.250%, 11/01/22	No Opt. Call	A	331,516
995	5.250%, 11/01/27	No Opt. Call	A	693,008
9,430	Total Utilities			2,358,791
	Water and Sewer – 0.6%

500	Dinuba Financing Authority, California, Wastewater System Revenue Bonds, Series 2007, 5.375%, 9/01/38	9/17 at 100.00	N/R	330,205
$89,661	Total Investments (cost $69,991,248) – 97.3%			53,771,033

	Other Assets Less Liabilities – 2.7%			1,506,537

	Net Assets – 100%			$55,277,570

21

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 28, 2009

Investments in Derivatives

Forward Swaps outstanding at February 28, 2009:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (5)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$1,000,000	Receive	3-Month USD-LIBOR	3.265%	Semi-Annually	1/15/10	1/15/39	$54,265
JPMorgan	1,000,000	Receive	3-Month USD-LIBOR	3.367	Semi-Annually	1/15/10	1/15/39	36,155
								$90,420

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA and SYNCORA as of February 28, 2009. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

(5)	Effective Date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

(IF)	Inverse floating rate investment.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

22

Portfolio of Investments

Nuveen California Municipal Bond Fund

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 3.5%

$3,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	6/12 at 100.00	Baa3	$2,670,255

560	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB	486,685

3,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	BBB	2,109,940

12,135	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BBB	4,757,648
19,695	Total Consumer Staples			10,024,528
	Education and Civic Organizations – 5.2%

1,500	California Educational Facilities Authority Revenue Bonds, California Lutheran University, Series 2008, 5.750%, 10/01/38	10/18 at 100.00	Baa1	1,180,695

1,775	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A, 5.000%, 10/01/33 – MBIA Insured	10/15 at 100.00	Aa3	1,699,847

150	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	125,915

	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
105	5.000%, 11/01/21	11/15 at 100.00	A2	101,032
135	5.000%, 11/01/25	11/15 at 100.00	A2	120,425

2,960	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006, 5.000%, 1/01/36	1/15 at 100.00	BBB–	1,887,651

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
1,000	6.750%, 10/01/28	No Opt. Call	N/R	795,970
1,500	7.000%, 10/01/39	No Opt. Call	N/R	1,163,400

1,000	California State Public Works Board, Lease Revenue Bonds, University of California, Institute Projects, Series 2005C, 5.000%, 4/01/30 – AMBAC Insured	4/15 at 100.00	Aa2	962,120

4,000	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/27 – MBIA Insured	11/15 at 100.00	AA–	4,024,520

1,500	California Statewide Community Development Authority, Certificates of Participation, San Diego Space and Science Foundation, Series 1996, 7.500%, 12/01/26	6/09 at 103.00	N/R	1,289,535

2,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3	1,336,300
17,625	Total Education and Civic Organizations			14,687,410
	Health Care – 22.2%

3,080	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15	5/09 at 100.00	CCC	2,334,332

5,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Catholic Healthcare West, Series 1994-5, 5.000%, 7/01/14 – MBIA Insured	1/09 at 100.00	AA	5,000,750

	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006:
1,360	5.000%, 4/01/37	4/16 at 100.00	A+	1,110,073
4,500	5.250%, 3/01/45	3/16 at 100.00	A+	3,737,115

10,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 – MBIA Insured	11/16 at 100.00	AA	8,681,896

2,000	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	2/17 at 100.00	Baa2	1,297,320

	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A:
2,605	4.800%, 7/15/17	No Opt. Call	N/R	2,058,445
1,000	5.000%, 7/15/22	7/17 at 100.00	N/R	696,210

23

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$7,740	California Statewide Community Development Authority, Health Facility Revenue Refunding Bonds, Memorial Health Services, Series 2003A, 6.000%, 10/01/23	4/13 at 100.00	A+	$7,824,675

6,040	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AAA	5,667,634

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,000	5.250%, 7/01/30	7/15 at 100.00	BBB	668,080
2,000	5.000%, 7/01/39	7/15 at 100.00	BBB	1,191,880

3,670	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22	7/15 at 100.00	BBB	2,664,237

1,615	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,405,744

3,170	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007A, 4.750%, 4/01/33	4/17 at 100.00	A+	2,473,456

3,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007B, 1.741%, 4/01/36	4/17 at 100.00	A+	1,657,500

2,250	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	AA	2,287,710

4,540	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	4,432,538

2,065	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/18 at 100.00	BBB	2,034,211

5,390	Rancho Mirage Joint Powers Financing Authority, California, Certificates of Participation, Eisenhower Medical Center, Series 1997B, 4.875%, 7/01/22 – MBIA Insured	7/15 at 102.00	Baa1	4,758,831

1,000	Sierra View Local Health Care District, California, Revenue Bonds, Series 2007, 5.250%, 7/01/37	9/17 at 100.00	N/R	723,980
73,025	Total Health Care			62,706,617
	Housing/Multifamily – 1.6%

2,000	Riverside County, California, Mobile Home Park Revenue Bonds, Bravo Mobile Home Park Project, Series 1999A, 5.900%, 3/20/29	3/09 at 102.00	N/R	1,420,880

2,000	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	7/09 at 101.00	N/R	1,470,320

1,580	Stanton, California, Multifamily Housing Revenue Bonds, Continental Gardens Apartments, Series 1997, 5.625%, 8/01/29 (Mandatory put 8/01/09) (Alternative Minimum Tax)	8/09 at 100.00	AAA	1,591,376
5,580	Total Housing/Multifamily			4,482,576
	Housing/Single Family – 1.0%

350	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	Aa2	347,088

30	California Rural Home Mortgage Finance Authority, Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1997A, 7.000%, 9/01/29 (Alternative Minimum Tax)	No Opt. Call	AAA	30,531

3,000	California State Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007, 5.000%, 12/01/42 (Alternative Minimum Tax)	12/16 at 100.00	Aa2	2,351,310
3,380	Total Housing/Single Family			2,728,929
	Industrials – 1.1%

750	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB	658,088

3,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)	1/16 at 102.00	BBB	2,491,200
3,750	Total Industrials			3,149,288

24

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care – 4.0%

	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City, Series 2004:
$1,850	5.400%, 8/15/24	8/14 at 100.00	A+	$1,759,665
2,130	5.600%, 8/15/34	8/14 at 100.00	A+	1,911,079

4,250	ABAG Finance Authority for Non-Profit Corporations, California, Certificates of Participation, American Baptist Homes of the West, Series 1997A, 5.850%, 10/01/27	4/09 at 101.00	BBB–	3,147,805

3,000	ABAG Finance Authority for Non-Profit Corporations, California, Health Facility Revenue Bonds, The Institute on Aging, Series 2008A, 5.650%, 8/15/38	8/18 at 100.00	A+	2,658,270

2,750	San Diego County, California, Certificates of Participation, San Diego-Imperial Counties Developmental Services Foundation Project, Series 2002, 5.500%, 9/01/27	9/12 at 100.00	Baa1	1,970,238
13,980	Total Long-Term Care			11,447,057
	Tax Obligation/General – 7.5%

1,425	Bassett Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2006B, 5.250%, 8/01/30 – FGIC Insured	8/16 at 100.00	AA–	1,417,690

10,000	California, General Obligation Bonds, Series 2002, 6.000%, 2/01/15 – FSA Insured (UB)	No Opt. Call	AAA	11,375,200

	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 2004A:
1,000	5.500%, 7/01/22 – FGIC Insured	7/14 at 100.00	AA	1,094,120
1,500	5.500%, 7/01/24 – FGIC Insured	7/14 at 100.00	AA	1,641,180

2,000	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2003A, 5.000%, 9/01/26 – FGIC Insured	9/13 at 100.00	AA–	2,011,200

275	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	275,140

2,000	San Diego Unified School District, California, General Obligation Bonds, Election of 1998, Series 2000B, 5.125%, 7/01/22 – MBIA Insured	7/10 at 100.00	AA	2,080,000

1,355	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/25 – MBIA Insured	9/15 at 100.00	Aa2	1,375,284
19,555	Total Tax Obligation/General			21,269,814
	Tax Obligation/Limited – 27.8%

3,000	Alameda County Redevelopment Agency, California, Eden Area Redevelopment Project, Tax Allocation Bonds, Series 2006A, 5.000%, 8/01/36 – MBIA Insured	8/16 at 100.00	AA–	2,545,410

	Brea Public Finance Authority, California, Revenue Bonds, Series 2008A:
2,105	7.000%, 9/01/23	9/16 at 102.00	BBB+	2,124,577
2,000	7.125%, 9/01/26	9/16 at 102.00	BBB+	2,013,680

350	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	AA–	314,003

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
2,000	5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A	1,617,880
2,500	5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	A	1,880,625

2,075	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	Baa1	1,631,697

	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
180	5.000%, 9/01/26	9/16 at 100.00	N/R	142,985
420	5.125%, 9/01/36	9/16 at 100.00	N/R	307,020

	Jurupa Community Services District, California, Community Facilities District 25 Earstvale Area Special Tax Bonds, Series 2008A:
1,000	8.375%, 9/01/28	9/18 at 100.00	N/R	940,390
3,205	8.875%, 9/01/38	9/18 at 100.00	N/R	3,066,929

1,800	La Mirada Redevelopment Agency, California, Special Tax Refunding Bonds, Community Facilities District 89-1, Civic Theatre Project, Series 1998, 5.700%, 10/01/20	4/09 at 102.00	N/R	1,555,704

25

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,500	Lancaster Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Combined Redevelopment Project Areas, Series 2003B, 5.000%, 8/01/34 – FGIC Insured	8/13 at 100.00	AA–	$2,141,150

1,870	Lancaster Redevelopment Agency, California, Tax Allocation Refunding Bonds, Combined Area Sheriff’s Facilities Projects, Series 2004, 5.000%, 12/01/23 – SYNCORA GTY Insured	12/14 at 100.00	A	1,800,118

1,120	Lancaster Redevelopment Agency, California, Tax Allocation Refunding Bonds, Combined Fire Protection Facilities Project, Series 2004, 5.000%, 12/01/23 – SYNCORA GTY Insured	12/14 at 100.00	A	1,078,146

630	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A2	532,394

2,500	Los Angeles County Schools, California, Certificates of Participation, Pooled Financing Program, Regionalized Business Services Corporation, Series 2003A, 5.000%, 9/01/22 – FSA Insured	9/13 at 100.00	AAA	2,553,275

995	Milpitas, California, Local Improvement District 20 Limited Obligation Bonds, Series 1998A, 5.700%, 9/02/18	3/09 at 103.00	N/R	879,102

	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2004:
805	5.550%, 9/01/29	9/14 at 100.00	N/R	594,823
1,250	5.650%, 9/01/34	9/14 at 100.00	N/R	885,638

7,100	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/37 – MBIA Insured	8/17 at 100.00	AA–	6,000,919

450	Ontario, California, Assessment District 100C Limited Obligation Improvement Bonds, California Commerce Center Phase III, Series 1991, 8.000%, 9/02/11	3/09 at 103.00	N/R	467,195

1,600	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AS, 5.000%, 2/01/31 – AMBAC Insured	2/17 at 100.00	A	1,433,104

1,150	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paugay Redevelopment Project, Series 2007, 5.000%, 6/15/30 – MBIA Insured	6/17 at 100.00	AA–	977,098

1,645	Rancho Cucamonga, California, Limited Obligation Improvement Bonds, Masi Plaza Assessment District 93-1, Series 1997, 6.250%, 9/02/22	3/09 at 100.00	N/R	1,421,362

305	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	260,116

2,345	Richmond Redevelopment Agency, California, Harbour Project Tax Allocation Bonds, Series 1998A Refunding, 5.500%, 7/01/18 – MBIA Insured	7/10 at 100.00	AA–	2,389,696

380	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	A+	363,565

1,000	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A	1,094,030

500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20	No Opt. Call	AA–	547,015

2,880	San Francisco Redevelopment Agency, California, Lease Revenue Bonds, Moscone Convention Center, Series 2004, 5.250%, 7/01/24 – AMBAC Insured	7/11 at 102.00	AA–	2,933,482

6,900	San Marcos Redevelopment Agency, California, Tax Allocation Bonds, Affordable Housing Project, Series 1997A, 6.000%, 10/01/27 (Alternative Minimum Tax)	4/09 at 101.00	AA	6,774,557

1,505	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 – AMBAC Insured	12/17 at 100.00	A	1,263,673

4,500	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	4,262,580

4,000	Shafter Joint Powers Financing Authority, California, Lease Revenue Bonds, Community Correctional Facility Acquisition Project, Series 1997A, 6.050%, 1/01/17	7/09 at 100.00	A–	4,003,840

1,025	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004, 5.250%, 9/01/23 – FGIC Insured	9/14 at 100.00	AA–	1,027,563

6,700	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006, 5.000%, 9/01/31 – FGIC Insured	9/16 at 100.00	N/R	5,352,630

26

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$2,500	Tulare Public Financing Authority, California, Lease Revenue Bonds, Series 2008, 5.250%, 4/01/27 – AGC Insured	4/18 at 100.00	AAA		$2,371,175

2,000	Tustin, California, Community Facilities District 2007-1, Legacy-Retail Center Special Tax Bonds, 6.000%, 9/01/37	9/17 at 100.00	N/R		1,602,900

645	Vallejo Public Financing Authority, California, Limited Obligation Revenue Refinancing Bonds, Fairground Drive Assessment District 65, Series 1998, 5.700%, 9/02/11	No Opt. Call	N/R		663,479

1,120	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A		914,054

4,000	Western Placer Unified School District, Placer County, California, Certificates of Participation, Series 2008, 5.000%, 8/01/47 – AGC Insured	8/18 at 100.00	AAA		3,703,560
86,555	Total Tax Obligation/Limited				78,433,139
	Transportation – 4.9%

2,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/28	1/14 at 101.00	BBB–		2,397,368

	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006:
285	5.450%, 7/01/20 (Alternative Minimum Tax)	7/14 at 102.00	N/R		232,170
220	5.550%, 7/01/28 (Alternative Minimum Tax)	7/14 at 102.00	N/R		149,866

	Port of Oakland, California, Revenue Bonds, Series 2000K:
2,000	5.500%, 11/01/09 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	AA–		2,021,340
4,000	5.750%, 11/01/29 – FGIC Insured (Alternative Minimum Tax)	5/10 at 100.00	AA–		3,438,000

550	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 1999, Issue 23A, 5.000%, 5/01/30 – FGIC Insured (Alternative Minimum Tax)	5/09 at 101.00	AA		451,407

2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2008, 6.500%, 5/01/19 (Mandatory put 5/01/12) (Alternative Minimum Tax)	No Opt. Call	A1		2,074,420

3,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series, Issue 34E, 5.750%, 5/01/25 – FSA Insured (Alternative Minimum Tax)	5/18 at 100.00	AAA		2,974,800
14,805	Total Transportation				13,739,371
	U.S. Guaranteed – 11.5% (4)

3,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa		3,370,290

3,115	California Educational Facilities Authority, Revenue Bonds, Pooled College and University Projects, Series 2000C, 6.750%, 6/01/30 (ETM)	6/10 at 101.00	Baa3	(4)	3,340,433

1,000	Central California Joint Powers Health Finance Authority, Certificates of Participation, Community Hospitals of Central California, Series 2001, 5.625%, 2/01/21 (Pre-refunded 2/01/11)	2/11 at 101.00	AAA		1,093,390

2,500	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Series 2002A, 5.800%, 12/15/25 (Pre-refunded 12/15/13)	12/13 at 102.00	N/R	(4)	2,981,800

1,035	Escondido Union School District, San Diego County, California, General Obligation Bonds, Series 2002A, 5.250%, 8/01/23 (Pre-refunded 8/01/12) – FSA Insured	8/12 at 100.00	AAA		1,165,493

4,665	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA		5,125,995

	Grossmont-Cuyamaca Community College District, California, General Obligation Bonds, Series 2005B:
5,080	5.000%, 8/01/21 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA	(4)	5,912,255
2,350	5.000%, 8/01/26 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA	(4)	2,735,001

1,940	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AAA		2,444,264

1,400	Port of Oakland, California, Revenue Bonds, Series 2002M, 5.250%, 11/01/19 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	A+	(4)	1,582,364

2,475	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2002, Issue 28B, 5.250%, 5/01/22 (Pre-refunded 5/01/12) – MBIA Insured	5/12 at 100.00	AA	(4)	2,766,407
28,560	Total U.S. Guaranteed				32,517,692

27

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities – 6.0%

$2,445	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18 (5)	6/09 at 100.00	N/R	$1,888,151

3,550	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2001A-1, 5.250%, 7/01/15	7/11 at 100.00	AA–	3,807,375

500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 – MBIA Insured	7/13 at 100.00	AA–	518,725

4,535	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric System Projects, Series 2008A, 0.000%, 9/01/23	9/16 at 64.56	A	1,652,373

	Merced Irrigation District, California, Certificates of Participation, Water Hydroelectric Series 2008B:
27,110	0.000%, 9/01/33	9/16 at 32.62	A	4,321,334
12,000	0.000%, 9/01/38	9/16 at 23.21	A	1,287,120

615	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	439,983

3,470	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	6/10 at 101.00	Baa3	3,102,215
54,225	Total Utilities			17,017,276
	Water and Sewer – 4.8%

2,000	Brentwood Infrastructure Financing Authority, California, Water Revenue Bonds, Series 2008, 5.750%, 7/01/38	7/18 at 100.00	AA	2,090,980

2,000	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – FSA Insured	10/13 at 100.00	AAA	2,051,360

1,680	Castaic Lake Water Agency, California, Certificates of Participation, Series 2004A, 5.000%, 8/01/20 – AMBAC Insured	8/14 at 100.00	AA	1,744,327

1,250	Cucamonga Valley Water District, California, Certificates of Participation, Series 2006, 5.000%, 9/01/36 – MBIA Insured	9/16 at 100.00	AA–	1,118,063

5,000	Fortuna Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 10/01/36 – FSA Insured	10/16 at 100.00	AAA	4,755,750

155	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – MBIA Insured	4/16 at 100.00	AA–	137,575

1,770	Pomona Public Finance Authority, California, Revenue Bonds, Water Facilities Project, Series 2007AY, 5.000%, 5/01/27 – AMBAC Insured	5/17 at 100.00	A	1,665,092
13,855	Total Water and Sewer			13,563,147
$354,590	Total Investments (cost $315,367,752) – 101.1%			285,766,844

	Floating Rate Obligations – (2.4)%			(6,665,000)

	Other Assets Less Liabilities – 1.3%			3,486,472

	Net Assets – 100%			$282,588,316

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA and SYNCORA as of February 28, 2009. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring include the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recommence beginning in calendar year 2010 according to a revised schedule. Management believes that the restructuring is in the best interest of Fund shareholders and that it is more-likely-than-not that the borrower will fulfill its obligation. Consequently, the Fund continues to accrue interest on this obligation.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

28

Portfolio of Investments

Nuveen California Insured Municipal Bond Fund

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 5.1%

$2,125	California Educational Facilities Authority, Student Loan Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 – MBIA Insured (Alternative Minimum Tax)	3/09 at 101.00	Baa1	$1,991,019

1,500	California State Public Works Board, Lease Revenue Bonds, University of California, Institute Projects, Series 2005C, 5.000%, 4/01/30 – AMBAC Insured	4/15 at 100.00	Aa2	1,443,180

2,250	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa3	2,266,493

5,000	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach Aquarium of the South Pacific, Series 2001, 5.250%, 11/01/30 – AMBAC Insured	11/11 at 101.00	A	4,035,500
10,875	Total Education and Civic Organizations			9,736,192
	Health Care – 13.6%

2,000	Antelope Valley Healthcare District, California, Insured Revenue Refunding Bonds, Series 1997A, 5.200%, 1/01/27 – FSA Insured	7/09 at 101.00	AAA	1,681,020

2,500	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.250%, 3/01/45	3/16 at 100.00	A+	2,076,175

5,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 – MBIA Insured	11/16 at 100.00	AA	4,340,950

4,000	California Statewide Community Development Authority, Certificates of Participation, Sutter Health Obligated Group, Series 1999, 5.500%, 8/15/31 – FSA Insured	8/09 at 101.00	AAA	4,011,040

4,170	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007A, 4.750%, 4/01/33	4/17 at 100.00	A+	3,253,726

5,685	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	5,550,435

5,000	Grossmont Healthcare District, California, General Obligation Bonds, Series 2007A, 5.000%, 7/15/37 – AMBAC Insured	7/17 at 100.00	A1	4,745,700
28,355	Total Health Care			25,659,046
	Housing/Multifamily – 4.4%

4,180	California Statewide Community Development Authority, Multifamily Housing Revenue Senior Bonds, Westgate Courtyards Apartments, Series 2001X-1, 5.420%, 12/01/34 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	A	3,509,319

3,865	Los Angeles, California, GNMA Mortgage-Backed Securities Program Multifamily Housing Revenue Bonds, Park Plaza West Senior Apartments, Series 2001B, 5.400%, 1/20/31 (Alternative Minimum Tax)	7/11 at 102.00	AAA	3,660,696

1,285	Santa Cruz County Housing Authority, California, GNMA Collateralized Multifamily Housing Revenue Bonds, Northgate Apartments, Series 1999A, 5.500%, 7/20/40 (Alternative Minimum Tax)	7/09 at 102.00	AAA	1,210,085
9,330	Total Housing/Multifamily			8,380,100
	Housing/Single Family – 5.4%

	California Department of Veterans Affairs, Home Purchase Revenue Bonds, Series 2002A:
3,500	5.300%, 12/01/21 – AMBAC Insured	6/12 at 101.00	Aa2	3,618,860
5,000	5.350%, 12/01/27 – AMBAC Insured	6/12 at 101.00	Aa2	5,054,550

300	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	Aa2	297,504

1,350	California Rural Home Mortgage Finance Authority, FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2002D, 5.250%, 6/01/34 (Alternative Minimum Tax)	6/12 at 101.00	Aaa	1,251,558
10,150	Total Housing/Single Family			10,222,472
	Tax Obligation/General – 17.6%

1,000	Bonita Unified School District, San Diego County, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/20 – MBIA Insured	8/14 at 100.00	AA–	1,080,000

6,900	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/31 – FSA Insured	8/16 at 100.00	AAA	6,656,291

29

Portfolio of Investments

Nuveen California Insured Municipal Bond Fund (continued)

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$2,040	Chaffey Joint Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/23 – FGIC Insured	8/15 at 100.00	AA–	$2,079,209

1,365	El Segundo Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2004, 5.250%, 9/01/20 – FGIC Insured	9/14 at 100.00	AA–	1,460,823

	Glendora Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2006A:
1,900	5.250%, 8/01/24 – MBIA Insured	8/16 at 100.00	AA–	1,955,214
1,000	5.250%, 8/01/25 – MBIA Insured	8/16 at 100.00	AA–	1,024,040

	Golden West Schools Financing Authority, California, General Obligation Revenue Refunding Bonds, School District Program, Series 1998A:
2,650	0.000%, 8/01/19 – MBIA Insured	8/13 at 68.56	AA–	1,464,788
2,755	0.000%, 8/01/20 – MBIA Insured	8/13 at 63.85	AA–	1,404,802

	Imperial Community College District, Imperial County, California, General Obligation Bonds, Series 2005:
1,330	5.000%, 8/01/23 – FGIC Insured	8/14 at 100.00	AA–	1,355,563
1,510	5.000%, 8/01/24 – FGIC Insured	8/14 at 100.00	AA–	1,528,150

1,460	Jurupa Unified School District, Riverside County, California, General Obligation Bonds, Series 2004, 5.000%, 8/01/24 – FGIC Insured	8/13 at 100.00	AA–	1,484,864

2,405	Oak Valley Hospital District, Stanislaus County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/31 – FGIC Insured	7/14 at 101.00	A3	2,227,920

270	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	270,138

1,590	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – MBIA Insured	7/15 at 100.00	Aa3	1,596,758

4,070	San Benito Health Care District, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/31 – SYNCORA GTY Insured	7/14 at 101.00	BBB+	3,269,797

1,000	San Ramon Valley Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2004, 5.000%, 8/01/24 – FSA Insured	8/14 at 100.00	AAA	1,020,430

3,040	Sulphur Springs Union School District, Los Angeles County, California, General Obligation Bonds, Series 1991A, 0.000%, 9/01/15 – MBIA Insured	No Opt. Call	AA–	2,383,755

1,000	Washington Unified School District, Yolo County, California, General Obligation Bonds, Series 2004A, 5.000%, 8/01/22 – FGIC Insured	8/13 at 100.00	AA–	1,025,490
37,285	Total Tax Obligation/General			33,288,032
	Tax Obligation/Limited – 24.5%

1,915	Alameda County Redevelopment Agency, California, Eden Area Redevelopment Project, Tax Allocation Bonds, Series 2006A, 5.000%, 8/01/36 – MBIA Insured	8/16 at 100.00	AA–	1,624,820

	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C:
15,000	0.000%, 9/01/34 – FSA Insured	No Opt. Call	AAA	2,911,800
10,000	0.000%, 9/01/36 – FSA Insured	No Opt. Call	AAA	1,693,500

275	Barstow Redevelopment Agency, California, Tax Allocation Bonds, Central Redevelopment Project, Series 1994A, 7.000%, 9/01/14 – MBIA Insured	No Opt. Call	AA	311,088

1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	10/15 at 100.00	A	1,329,395

2,250	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – FSA Insured	8/11 at 101.00	AAA	2,259,383

1,960	California Infrastructure Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	12/13 at 100.00	AA–	1,967,252

335	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	AA–	300,545

960	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A	739,210

30

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,400	Chula Vista Public Financing Authority, California, Pooled Community Facility District Assessment Revenue Bonds, Series 2005A, 5.000%, 9/01/29 – MBIA Insured	9/15 at 100.00	AA–	$1,192,044

2,285	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 5.000%, 10/01/21 – MBIA Insured	10/14 at 100.00	AA–	2,396,097

1,185	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2004B, 5.000%, 10/01/27 – FSA Insured	10/14 at 100.00	AAA	1,192,987

2,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	A	1,880,625

1,840	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.000%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	A–	1,713,905

4,555	Long Beach Bond Finance Authority, California, Multiple Project Tax Allocation Bonds, Housing and Gas Utility Financing Project Areas, Series 2005A-1, 5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	A	3,390,423

1,830	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A2	1,546,478

1,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/20 – FSA Insured	12/14 at 100.00	AAA	1,003,700

14,050	Paramount Redevelopment Agency, California, Tax Allocation Refunding Bonds, Redevelopment Project Area 1, Series 1998, 0.000%, 8/01/26 – MBIA Insured	No Opt. Call	AA–	5,240,229

1,150	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paugay Redevelopment Project, Series 2007, 5.000%, 6/15/30 – MBIA Insured	6/17 at 100.00	AA–	977,098

290	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	247,324

8,000	Riverside County, California, Asset Leasing Corporate Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997B, 5.000%, 6/01/19 – MBIA Insured	6/12 at 101.00	AA–	7,473,678

360	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	A+	344,430

3,560	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Woodcreek West, Series 2005, 5.000%, 9/01/30 – AMBAC Insured	9/15 at 100.00	A	2,896,416

1,840	Western Placer Unified School District, Placer County, California, Certificates of Participation, Series 2008, 5.000%, 8/01/47 – AGC Insured	8/18 at 100.00	AAA	1,703,638
80,195	Total Tax Obligation/Limited			46,336,065
	Transportation – 8.5%

6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – MBIA Insured	1/10 at 100.00	AA–	4,557,345

3,255	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.750%, 1/15/40 – MBIA Insured	1/10 at 101.00	AA–	2,384,515

2,000	Port of Oakland, California, Revenue Bonds, Series 2000K, 5.750%, 11/01/29 – FGIC Insured (Alternative Minimum Tax)	5/10 at 100.00	AA–	1,719,000

625	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2000, Issue 26B, 5.000%, 5/01/21 – FGIC Insured	5/10 at 101.00	AA–	639,350

5,000	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/31 – MBIA Insured (Alternative Minimum Tax)	5/11 at 100.00	AA–	4,193,600

1,290	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 1997A, 5.250%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	7/09 at 100.50	A	1,204,099

1,320	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 2000A, 6.100%, 1/01/20 – FSA Insured (Alternative Minimum Tax)	7/09 at 101.00	AAA	1,326,851
19,990	Total Transportation			16,024,760

31

Portfolio of Investments

Nuveen California Insured Municipal Bond Fund (continued)

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed – 5.4% (4)

$550	Barstow Redevelopment Agency, California, Tax Allocation Bonds, Central Redevelopment Project, Series 1994A, 7.000%, 9/01/14 – MBIA Insured (ETM)	No Opt. Call	AAA		$635,531

500	California, Various Purpose General Obligation Bonds, Series 2000, 5.750%, 3/01/27 (Pre-refunded 3/01/10) – MBIA Insured	3/10 at 101.00	AAA		529,040

3,305	Centinela Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2002C, 5.200%, 8/01/32 – FGIC Insured (ETM)	8/10 at 102.00	A	(4)	3,361,879

5,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2002E, 5.125%, 1/01/27 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 100.00	AA	(4)	5,595,049
9,355	Total U.S. Guaranteed				10,121,499
	Utilities – 7.1%

5,000	California Pollution Control Financing Authority, Remarketed Revenue Bonds, Pacific Gas and Electric Company, Series 1996A, 5.350%, 12/01/16 – MBIA Insured (Alternative Minimum Tax)	4/11 at 102.00	AA–		4,809,800

1,000	California Pollution Control Financing Authority, Revenue Refunding Bonds, Southern California Edison Company, Series 1999B, 5.450%, 9/01/29 – MBIA Insured	9/09 at 101.00	AA–		902,870

595	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R		425,675

2,875	Northern California Power Agency, Revenue Refunding Bonds, Hydroelectric Project 1, Series 1998A, 5.125%, 7/01/23 – MBIA Insured	7/10 at 100.00	AA–		2,893,918

1,950	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Series 2002, 5.250%, 8/01/27 – AMBAC Insured (Alternative Minimum Tax)	8/12 at 100.00	A		1,713,095

2,700	Santa Clara, California, Subordinate Electric Revenue Bonds, Series 2003A, 5.000%, 7/01/23 – MBIA Insured	7/13 at 100.00	AA–		2,740,878
14,120	Total Utilities				13,486,236
	Water and Sewer – 7.6%

2,000	Brentwood Infrastructure Financing Authority, California, Water Revenue Bonds, Series 2008, 5.750%, 7/01/38	7/18 at 100.00	AA		2,090,980

1,000	Fortuna Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 10/01/36 – FSA Insured	10/16 at 100.00	AAA		951,150

400	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – MBIA Insured	4/16 at 100.00	AA–		355,032

6,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.000%, 2/01/33 – FGIC Insured	8/13 at 100.00	AAA		5,844,539

1,000	Orange County Water District, California, Revenue Certificates of Participation, Series 2005B, 5.000%, 8/15/24 – MBIA Insured	2/15 at 100.00	AAA		1,011,290

2,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2008A, 5.000%, 5/01/38 – FSA Insured	5/18 at 100.00	AAA		1,945,980

2,500	Westlands Water District, California, Revenue Certificates of Participation, Series 2005A, 5.000%, 9/01/30 – MBIA Insured	3/15 at 100.00	AA–		2,258,800
14,900	Total Water and Sewer				14,457,771

$234,555	Total Investments (cost $202,928,471) – 99.2%				187,712,173

	Other Assets Less Liabilities – 0.8%				1,595,243

	Net Assets – 100%				$189,307,416

32

At least 80% of the Fund’s net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – Insurance, for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA and SYNCORA as of February 28, 2009. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

33

Statement of Assets and Liabilities

February 28, 2009

	California High Yield	California	California Insured
Assets
Investments, at value (cost $69,991,248, $315,367,752 and $202,928,471, respectively)	$53,771,033	$285,766,844	$187,712,173
Cash	—	192,266	—
Unrealized appreciation on forward swaps	90,420	—	—
Receivables:
Interest	1,393,729	4,481,215	2,218,458
Investments sold	—	5,000	—
Shares sold	462,626	544,080	132,191
Other assets	125	13,168	12,971
Total assets	55,717,933	291,002,573	190,075,793
Liabilities
Cash overdraft	221,481	—	124,448
Floating rate obligations	—	6,665,000	—
Payables:
Dividends	129,060	526,998	294,165
Shares redeemed	36,826	971,990	175,985
Accrued expenses:
Management fees	25,505	120,856	80,041
12b-1 distribution and service fees	8,845	31,530	22,413
Other	18,646	97,883	71,325
Total liabilities	440,363	8,414,257	768,377
Net assets	$55,277,570	$282,588,316	$189,307,416
Class A Shares
Net assets	$32,289,560	$106,117,455	$77,516,804
Shares outstanding	4,962,125	11,837,715	8,242,987
Net asset value per share	$6.51	$8.96	$9.40
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$6.80	$9.35	$9.81
Class B Shares
Net assets	$123,281	$4,336,930	$4,867,140
Shares outstanding	18,948	484,097	516,032
Net asset value and offering price per share	$6.51	$8.96	$9.43
Class C Shares
Net assets	$6,718,460	$20,484,191	$11,668,305
Shares outstanding	1,032,040	2,291,166	1,246,084
Net asset value and offering price per share	$6.51	$8.94	$9.36
Class I Shares (1)
Net assets	$16,146,269	$151,649,740	$95,255,167
Shares outstanding	2,482,271	16,943,173	10,113,563
Net asset value and offering price per share	$6.50	$8.95	$9.42

Net Assets Consist of:
Capital paid-in	$78,943,206	$324,470,791	$205,349,418
Undistributed (Over-distribution of) net investment income	181,620	96,674	236,477
Accumulated net realized gain (loss) from investments and derivative transactions	(7,717,461)	(12,378,241)	(1,062,181)
Net unrealized appreciation (depreciation) of investments and derivative transactions	(16,129,795)	(29,600,908)	(15,216,298)
Net assets	$55,277,570	$282,588,316	$189,307,416

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

34

Statement of Operations

Year Ended February 28, 2009

	California High Yield	California	California Insured
Investment Income	$4,339,811	$17,553,091	$10,786,208
Expenses
Management fees	354,879	1,677,358	1,108,167
12b-1 service fees – Class A	86,618	241,262	162,911
12b-1 distribution and service fees – Class B	1,350	56,199	59,819
12b-1 distribution and service fees – Class C	53,286	184,070	92,295
Shareholders’ servicing agent fees and expenses	10,421	143,161	96,559
Interest expense on floating rate obligations	56,609	143,953	—
Custodian’s fees and expenses	35,458	123,373	60,004
Trustees’ fees and expenses	1,593	6,739	4,370
Professional fees	10,761	22,857	18,287
Shareholders’ reports – printing and mailing expenses	8,191	51,833	38,000
Federal and state registration fees	8,834	9,556	5,823
Other expenses	916	8,908	7,142
Total expenses before custodian fee credit	628,916	2,669,269	1,653,377
Custodian fee credit	(25,289)	(36,582)	(3,959)
Net expenses	603,627	2,632,687	1,649,418
Net investment income	3,736,184	14,920,404	9,136,790
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(4,386,523)	(4,719,324)	(1,062,179)
Forward swaps	—	(727,000)	—
Futures	(1,621,125)	—	—
Net change in net unrealized appreciation (depreciation) of:
Investments	(6,964,051)	(15,006,886)	(7,929,625)
Forward swaps	90,420	577,960	—
Futures	2,006	—	—
Net realized and unrealized gain (loss)	(12,879,273)	(19,875,250)	(8,991,804)
Net increase (decrease) in net assets from operations	$(9,143,089)	$(4,954,846)	$144,986

See accompanying notes to financial statements.

35

Statement of Changes in Net Assets

	California High Yield		California		California Insured
	Year Ended 2/28/09	Year Ended 2/29/08	Year Ended 2/28/09	Year Ended 2/29/08	Year Ended 2/28/09	Year Ended 2/29/08
Operations
Net investment income	$3,736,184	$1,988,584	$14,920,404	$13,326,521	$9,136,790	$9,608,014
Net realized gain (loss) from:
Investments	(4,386,523)	(985,440)	(4,719,324)	348,124	(1,062,179)	1,344,311
Forward swaps	—	—	(727,000)	(998,500)	—	—
Futures	(1,621,125)	(727,608)	—	(472,656)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(6,964,051)	(9,657,057)	(15,006,886)	(28,801,660)	(7,929,625)	(22,256,158)
Forward swaps	90,420	—	577,960	(577,960)	—	—
Futures	2,006	(3,232)	—	—	—	—
Net increase (decrease) in net assets from operations	(9,143,089)	(9,384,753)	(4,954,846)	(17,176,131)	144,986	(11,303,833)
Distributions to Shareholders
From net investment income:
Class A	(2,503,803)	(1,591,102)	(5,470,063)	(4,375,088)	(3,439,616)	(3,558,675)
Class B	(7,190)	(4,915)	(220,077)	(292,146)	(212,964)	(329,359)
Class C	(380,026)	(231,901)	(970,405)	(880,019)	(447,131)	(466,074)
Class I (1)	(643,542)	(172,088)	(7,856,246)	(7,596,104)	(4,656,504)	(5,138,736)
From accumulated net realized gains:
Class A	—	(753)	—	—	(118,574)	(513,150)
Class B	—	(3)	—	—	(8,721)	(55,259)
Class C	—	(143)	—	—	(17,315)	(79,759)
Class I (1)	—	(216)	—	—	(148,633)	(704,579)
Decrease in net assets from distributions to shareholders	(3,534,561)	(2,001,121)	(14,516,791)	(13,143,357)	(9,049,458)	(10,845,591)
Fund Share Transactions
Proceeds from sale of shares	58,806,201	80,550,022	165,092,451	114,093,843	15,787,214	17,936,729
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,356,121	1,122,275	7,530,027	7,893,608	5,370,672	7,124,629
	61,162,322	81,672,297	172,622,478	121,987,451	21,157,886	25,061,358
Cost of shares redeemed	(46,879,507)	(34,391,819)	(174,648,665)	(79,489,556)	(36,441,074)	(34,381,183)
Net increase (decrease) in net assets from Fund share transactions	14,282,815	47,280,478	(2,026,187)	42,497,895	(15,283,188)	(9,319,825)
Net increase (decrease) in net assets	1,605,165	35,894,604	(21,497,824)	12,178,407	(24,187,660)	(31,469,249)
Net assets at the beginning of year	53,672,405	17,777,801	304,086,140	291,907,733	213,495,076	244,964,325
Net assets at the end of year	$55,277,570	$53,672,405	$282,588,316	$304,086,140	$189,307,416	$213,495,076
Undistributed (Over-distribution of) net investment income at the end of year	$181,620	$(15,538)	$96,674	$(285,445)	$236,477	$(143,795)

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

36

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen California High Yield Municipal Bond Fund (“California High Yield”), Nuveen California Municipal Bond Fund (“California”) and Nuveen California Insured Municipal Bond Fund (“California Insured”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. California and California Insured were each organized as a series of predecessor trusts or corporations prior to that date.

California High Yield’s investment objective is to provide high current income exempt from regular federal, state and, in some cases, local income taxes. The Fund’s secondary investment objective is total return. California High Yield invests at least 80% of its net assets in municipal bonds that are exempt from California personal income tax. Under normal circumstances, at least 65% of the Fund’s net assets will be invested in medium- to low-quality bonds rated BBB/Baa or lower by at least one independent rating agency, or if unrated, judged to be of comparable quality by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Fund may also invest up to 10% of its net assets in defaulted municipal bonds, up to 15% of its net assets in securities that pay interest at rates that float inversely with changes in prevailing interest rates and up to 20% of its net assets in municipal securities that are not exempt from California personal income tax (i.e., municipal securities issued by issuers outside of California).

California’s investment objective is to provide a high level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. The Fund will invest primarily in investment grade municipal bonds rated BBB–/Baa3 or higher at the time of purchase by at least one independent rating agency, or if unrated, judged to be of comparable quality by the Adviser. The Fund may also invest up to 20% of its net assets, at time of purchase, in below investment grade municipal bonds, commonly referred to as “high yield”, “high risk” or “junk” bonds.

California Insured’s investment objective is to provide a high level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. The Fund will invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest, as further described in the Insurance footnote below. The Fund will only purchase quality municipal bonds that are rated investment grade (AAA/AAa to BBB/Baa) (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency or are unrated but judged to be of similar credit quality by the Adviser.

On March 31, 2008, the Nuveen Mutual Funds announced the following policy changes applicable to the Funds, effective May 1, 2008:

•

Class A Share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from eighteen months to twelve months for all purchases occurring on or after May 1, 2007. Class A Shares purchased prior to May 1, 2007 that have not been redeemed are no longer subject to a CDSC;

•

Class B Shares will only be issued (i) upon the exchange of Class B Shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B Shares as of March 31, 2008. The reinstatement privilege for Class B Shares is no longer available as of December 31, 2008;

•

Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed

37

Notes to Financial Statements (continued)

the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 28, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Insurance

Under normal circumstances, California Insured will invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims-paying ability rated at least A at the time of purchase by at least one independent rating agency. In addition, the Fund will invest at least 80% of its net assets in municipal securities that are rated at least AA at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by the Adviser, or municipal bonds backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, C and I Shares. During the period March 1, 2008 through April 30, 2008, each Fund offered Class B Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust

38

(a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No. 140) “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities.” In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) Underlying bond of an inverse floating rate trust,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended February 28, 2009, California High Yield and California invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. At February 28, 2009, none of the Funds were invested in externally-deposited Recourse Trusts.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended February 28, 2009, were as follows:

	California High Yield	California
Average floating rate obligations	$2,564,479	$6,665,000
Average annual interest rate and fees	2.21%	2.16%

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. California High Yield and California invested in forward interest rate swap transactions during the fiscal year ended February 28, 2009.

39

Notes to Financial Statements (continued)

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. California High Yield was the only Fund to invest in futures contracts during the fiscal year ended February 28, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Market and Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, each Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

40

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1  – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of February 28, 2009:

California High Yield	Level 1	Level 2	Level 3	Total
Investments	$—	$53,771,033	$—	$53,771,033
Derivatives*	—	90,420	—	90,420
Total	$—	$53,861,453	$—	$53,861,453

California	Level 1	Level 2	Level 3	Total
Investments	$—	$285,766,844	$—	$285,766,844

California Insured	Level 1	Level 2	Level 3	Total
Investments	$—	$187,712,173	$—	$187,712,173

* Represents net unrealized appreciation (depreciation). Derivatives may include outstanding futures, forward and swap contracts. See Investments in Derivatives within the Fund’s Portfolio of Investments.

The following is a reconciliation of California High Yield’s Level 3 investments held at the beginning and end of the measurement period:

California High Yield Level 3 Investments
Balance at beginning of year	$2,824,996
Gains (losses):
Net realized gains (losses)	678
Net change in unrealized appreciation (depreciation)	(678)
Net purchases at cost (sales at proceeds)	(2,824,996)
Net discounts (premiums)	—
Net transfers in to (out of) at end of period fair value	—
Balance at end of year	$—

41

Notes to Financial Statements (continued)

3. Fund Shares

Transactions in Fund shares were as follows:

	California High Yield
	Year Ended 2/28/09		Year Ended 2/29/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,918,654	$29,724,609	6,170,261	$59,569,300
Class B	—	—	10,594	104,681
Class C	674,880	5,033,854	966,985	9,224,274
Class I	3,199,856	24,047,738	1,202,590	11,651,767
Shares issued to shareholders due to reinvestment of distributions:
Class A	208,245	1,560,241	87,014	815,229
Class B	915	6,794	520	4,882
Class C	29,594	218,355	16,638	156,870
Class I	81,121	570,731	15,836	145,294
	8,113,265	61,162,322	8,470,438	81,672,297
Shares redeemed:
Class A	(4,292,746)	(31,843,779)	(2,523,340)	(23,838,291)
Class B	—	—	—	—
Class C	(447,396)	(3,247,021)	(502,391)	(4,645,092)
Class I	(1,392,264)	(11,788,707)	(635,029)	(5,908,436)
	(6,132,406)	(46,879,507)	(3,660,760)	(34,391,819)
Net increase (decrease)	1,980,859	$14,282,815	4,809,678	$47,280,478

	California
	Year Ended 2/28/09		Year Ended 2/29/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	14,600,044	$135,705,187	7,399,708	$74,715,030
Class A – automatic conversion of Class B Shares	69,530	643,696	51,384	524,015
Class B	1,660	15,604	60,461	612,472
Class C	563,390	5,293,478	876,056	8,841,540
Class I	2,471,052	23,434,486	2,878,083	29,400,786
Shares issued to shareholders due to reinvestment of distributions:
Class A	221,818	2,057,581	191,920	1,949,828
Class B	12,685	118,609	16,225	165,171
Class C	40,551	375,609	35,643	361,698
Class I	536,300	4,978,228	533,179	5,416,911
	18,517,030	172,622,478	12,042,659	121,987,451
Shares redeemed:
Class A	(14,337,821)	(132,187,342)	(5,073,829)	(51,247,397)
Class B	(215,952)	(2,020,386)	(230,617)	(2,342,031)
Class B – automatic conversion to Class A Shares	(69,575)	(643,696)	(51,419)	(524,015)
Class C	(982,401)	(8,826,392)	(444,922)	(4,521,492)
Class I	(3,378,229)	(30,970,849)	(2,049,488)	(20,854,621)
	(18,983,978)	(174,648,665)	(7,850,275)	(79,489,556)
Net increase (decrease)	(466,948)	$(2,026,187)	4,192,384	$42,497,895

42

	California Insured
	Year Ended 2/28/09		Year Ended 2/29/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,193,211	$11,721,189	1,227,765	$12,957,832
Class A – automatic conversion of Class B Shares	41,507	396,237	89,382	962,765
Class B	12,376	118,847	17,738	186,879
Class C	231,175	2,165,411	252,637	2,652,080
Class I	142,516	1,385,530	111,575	1,177,173
Shares issued to shareholders due to reinvestment of distributions:
Class A	193,243	1,872,427	226,425	2,386,904
Class B	8,291	80,781	13,761	145,664
Class C	27,047	261,024	31,583	331,233
Class I	324,737	3,156,440	403,671	4,260,828
	2,174,103	21,157,886	2,374,537	25,061,358
Shares redeemed:
Class A	(1,413,317)	(13,661,347)	(1,557,715)	(16,432,106)
Class B	(263,988)	(2,614,809)	(324,105)	(3,423,725)
Class B – automatic conversion to Class A Shares	(41,379)	(396,237)	(89,204)	(962,765)
Class C	(285,258)	(2,700,035)	(262,477)	(2,756,505)
Class I	(1,763,331)	(17,068,646)	(1,020,355)	(10,806,082)
	(3,767,273)	(36,441,074)	(3,253,856)	(34,381,183)
Net increase (decrease)	(1,593,170)	$(15,283,188)	(879,319)	$(9,319,825)

4. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended February 28, 2009, were as follows:

	California High Yield	California	California Insured
Purchases	$38,301,386	$129,537,922	$17,468,879
Sales and maturities	32,718,770	125,748,791	31,978,473

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 28, 2009, the cost of investments was as follows:

	California High Yield	California	California Insured
Cost of investments	$70,394,183	$308,638,481	$202,674,279

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2009, were as follows:

	California High Yield	California	California Insured
Gross unrealized:
Appreciation	$1,337,819	$5,979,706	$2,746,630
Depreciation	(17,960,969)	(35,515,655)	(17,708,736)
Net unrealized appreciation (depreciation) of investments	$(16,623,150)	$(29,535,949)	$(14,962,106)

43

Notes to Financial Statements (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2009, the Funds’ tax year end, were as follows:

	California High Yield	California	California Insured
Undistributed net tax-exempt income*	$467,242	$1,185,890	$682,349
Undistributed net ordinary income**	1,330	—	—
Undistributed net long-term capital gains	—	—	—

  * Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 10, 2009, paid on March 2, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 28, 2009 and February 29, 2008, was designated for purposes of the dividends paid deduction as follows:

2009	California High Yield	California	California Insured
Distributions from net tax-exempt income***	$3,434,162	$14,496,826	$8,809,608
Distributions from net ordinary income**	—	—	—
Distribution from net long-term capital gains****	—	—	292,940

2008	California High Yield	California	California Insured
Distributions from net tax-exempt income	$1,820,689	$13,005,281	$9,551,493
Distributions from net ordinary income**	379	—	35
Distribution from net long-term capital gains	736	—	1,352,712

    ** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

  *** The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2009, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to          reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 28, 2009.

At February 28, 2009, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	California High Yield	California	California Insured
Expiration:
February 28, 2011	$—	$582,408	$—
February 29, 2012	—	5,101,139	—
February 28, 2013	—	84,061	—
February 29, 2016	809,648	—	—
February 28, 2017	3,792,828	3,965,451	316,570
Total	$4,602,476	$9,733,059	$316,570

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through February 28, 2009, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	California High Yield	California	California Insured
Post-October capital losses	$2,657,577	$2,632,935	$745,609

6. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

44

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	California High Yield Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For net assets over $2 billion	.3250

Average Daily Net Assets	California California Insured Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of February 28, 2009, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser has agreed to waive fees and reimburse expenses of each Fund so that operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .75% of the average daily net assets of any class of Fund Shares of California High Yield through June 30, 2009 (1.00% after June 30, 2009), .75% of the average daily net assets of any class of Fund Shares of California and .975% of the average daily net assets of any class of Fund Shares of California Insured. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

45

Notes to Financial Statements (continued)

During the fiscal year ended February 28, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	California High Yield	California	California Insured
Sales charges collected (Unaudited)	$211,394	$135,909	$103,598
Paid to financial intermediaries (Unaudited)	190,363	122,574	91,706

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2009, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	California High Yield	California	California Insured
Commission advances (Unaudited)	$123,900	$85,342	$40,167

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2009, the Distributor retained such 12b-1 fees as follows:

	California High Yield	California	California Insured
12b-1 fees retained (Unaudited)	$20,624	$68,566	$62,228

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2009, as follows:

	California High Yield	California	California Insured
CDSC retained (Unaudited)	$44,274	$30,556	$12,437

7. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of February 28, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

8. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2009, to shareholders of record on March 30, 2009, as follows:

	California High Yield	California	California Insured
Dividend per share:
Class A	$.0405	$.0365	$.0345
Class B	.0365	.0310	.0285
Class C	.0375	.0325	.0300
Class I	.0415	.0380	.0360

46

Financial Highlights

47

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CALIFORNIA HIGH YIELD
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)
Class A (3/06)
2009	$8.24	$.48	$(1.76)	$(1.28)	$(.45)	$—		$(.45)	$6.51	(16.06)%
2008	10.43	.45	(2.19)	(1.74)	(.45)	—	**	(.45)	8.24	(17.19)
2007(f)	10.00	.39	.42	.81	(.38)	—		(.38)	10.43	8.19
Class B (3/06)
2009	8.23	.42	(1.75)	(1.33)	(.39)	—		(.39)	6.51	(16.64)
2008	10.42	.38	(2.20)	(1.82)	(.37)	—	**	(.37)	8.23	(17.86)
2007(f)	10.00	.31	.42	.73	(.31)	—		(.31)	10.42	7.40
Class C (3/06)
2009	8.24	.44	(1.76)	(1.32)	(.41)	—		(.41)	6.51	(16.55)
2008	10.42	.40	(2.19)	(1.79)	(.39)	—	**	(.39)	8.24	(17.61)
2007(f)	10.00	.33	.42	.75	(.33)	—		(.33)	10.42	7.56
Class I (3/06)(g)
2009	8.24	.50	(1.77)	(1.27)	(.47)	—		(.47)	6.50	(16.01)
2008	10.43	.47	(2.19)	(1.72)	(.47)	—	**	(.47)	8.24	(17.04)
2007(f)	10.00	.45	.37	.82	(.39)	—		(.39)	10.43	8.35

48

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement						Ratios to Average Net Assets After Reimbursement(c)						Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$32,290	1.01%		.92%		6.13%		1.01%		.92%		6.13%		.96%		.87%		6.17%		55%
42,252	1.43		.99		4.58		1.37		.93		4.64		1.32		.88		4.69		25
14,539	1.84	*	1.26	*	3.63	*	1.52	*	.94	*	3.96	*	1.43	*	.85	*	4.04	*	3

123	1.76		1.67		5.45		1.76		1.67		5.45		1.71		1.62		5.49		55
148	2.18		1.74		3.85		2.12		1.68		3.91		2.07		1.63		3.96		25
72	2.69	*	2.11	*	2.80	*	2.27	*	1.69	*	3.22	*	2.19	*	1.61	*	3.30	*	3

6,718	1.56		1.47		5.69		1.56		1.47		5.69		1.52		1.43		5.74		55
6,382	1.97		1.53		4.02		1.92		1.48		4.08		1.87		1.43		4.13		25
3,061	2.44	*	1.86	*	2.99	*	2.07	*	1.49	*	3.36	*	1.99	*	1.41	*	3.45	*	3

16,146.81			.72		6.80		.81		.72		6.80		.77		.68		6.84		55
4,889	1.21		.77		4.89		1.17		.73		4.92		1.12		.68		4.98		25
106	1.58	*	1.00	*	4.32	*	1.31	*	.73	*	4.58	*	1.23	*	.65	*	4.66	*	3

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Each Ratio of Expenses Including Interest to Average Net Assets in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	For the period March 28, 2006 (commencement of operations) through February 28, 2007.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

49

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CALIFORNIA
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2009	$9.50	$.44	$(.55)	$(.11)	$(.43)	$—	$(.43)	$8.96	(1.25)%
2008	10.50	.43	(1.00)	(.57)	(.43)	—	(.43)	9.50	(5.65)
2007	10.43	.43	.07	.50	(.43)	—	(.43)	10.50	4.88
2006	10.45	.45	(.01)	.44	(.46)	—	(.46)	10.43	4.28
2005	10.52	.48	(.08)	.40	(.47)	—	(.47)	10.45	4.02
Class B (3/97)
2009	9.50	.37	(.55)	(.18)	(.36)	—	(.36)	8.96	(1.99)
2008	10.49	.36	(1.00)	(.64)	(.35)	—	(.35)	9.50	(6.28)
2007	10.42	.35	.07	.42	(.35)	—	(.35)	10.49	4.10
2006	10.44	.37	(.01)	.36	(.38)	—	(.38)	10.42	3.51
2005	10.51	.40	(.07)	.33	(.40)	—	(.40)	10.44	3.24
Class C (9/94)
2009	9.48	.39	(.55)	(.16)	(.38)	—	(.38)	8.94	(1.80)
2008	10.47	.38	(1.00)	(.62)	(.37)	—	(.37)	9.48	(6.07)
2007	10.41	.37	.06	.43	(.37)	—	(.37)	10.47	4.25
2006	10.43	.39	(.01)	.38	(.40)	—	(.40)	10.41	3.75
2005	10.50	.42	(.07)	.35	(.42)	—	(.42)	10.43	3.49
Class I (7/86)(f)
2009	9.49	.46	(.55)	(.09)	(.45)	—	(.45)	8.95	(1.02)
2008	10.49	.45	(1.00)	(.55)	(.45)	—	(.45)	9.49	(5.43)
2007	10.43	.45	.06	.51	(.45)	—	(.45)	10.49	5.03
2006	10.45	.47	(.01)	.46	(.48)	—	(.48)	10.43	4.52
2005	10.52	.50	(.07)	.43	(.50)	—	(.50)	10.45	4.26

50

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$106,117.90%		.85%	4.66%	.90%	.85%	4.66%	.88%	.83%	4.67%	40%
107,241.97		.82	4.23	.97	.82	4.23	.95	.80	4.25	50
91,465	1.09	.83	4.13	1.09	.83	4.13	1.08	.82	4.14	20
78,408.85		.85	4.30	.85	.85	4.30	.85	.85	4.30	15
69,151.86		.86	4.62	.86	.86	4.62	.86	.86	4.62	16

4,337	1.65	1.60	3.87	1.65	1.60	3.87	1.63	1.58	3.89	40
7,175	1.72	1.57	3.46	1.72	1.57	3.46	1.71	1.56	3.48	50
10,076	1.85	1.59	3.38	1.85	1.59	3.38	1.83	1.57	3.39	20
13,129	1.60	1.60	3.55	1.60	1.60	3.55	1.60	1.60	3.55	15
16,258	1.61	1.61	3.87	1.61	1.61	3.87	1.61	1.61	3.87	16

20,484	1.45	1.40	4.10	1.45	1.40	4.10	1.44	1.39	4.11	40
25,306	1.52	1.37	3.68	1.52	1.37	3.68	1.51	1.36	3.70	50
23,067	1.64	1.38	3.58	1.64	1.38	3.58	1.63	1.37	3.59	20
21,180	1.40	1.40	3.75	1.40	1.40	3.75	1.40	1.40	3.75	15
19,165	1.41	1.41	4.07	1.41	1.41	4.07	1.41	1.41	4.07	16

151,650.70		.65	4.87	.70	.65	4.87	.69	.64	4.89	40
164,365.77		.62	4.43	.77	.62	4.43	.76	.61	4.44	50
167,300.89		.63	4.33	.89	.63	4.33	.88	.62	4.34	20
158,933.65		.65	4.50	.65	.65	4.50	.65	.65	4.50	15
164,422.66		.66	4.82	.66	.66	4.82	.66	.66	4.82	16

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Each Ratio of Expenses including interest to Average Net Assets in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

51

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CALIFORNIA INSURED
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2009	$9.83	$.43	$(.44)	$(.01)	$(.41)	$(.01)	$(.42)	$9.40	(.06)%
2008	10.84	.43	(.95)	(.52)	(.43)	(.06)	(.49)	9.83	(5.04)
2007	10.87	.43	.03	.46	(.44)	(.05)	(.49)	10.84	4.33
2006	10.91	.45	—	.45	(.45)	(.04)	(.49)	10.87	4.19
2005	11.19	.46	(.26)	.20	(.47)	(.01)	(.48)	10.91	1.88
Class B (3/97)
2009	9.85	.36	(.43)	(.07)	(.34)	(.01)	(.35)	9.43	(.73)
2008	10.86	.35	(.96)	(.61)	(.34)	(.06)	(.40)	9.85	(5.77)
2007	10.89	.35	.02	.37	(.35)	(.05)	(.40)	10.86	3.52
2006	10.92	.36	.02	.38	(.37)	(.04)	(.41)	10.89	3.48
2005	11.20	.38	(.26)	.12	(.39)	(.01)	(.40)	10.92	1.10
Class C (9/94)
2009	9.78	.37	(.42)	(.05)	(.36)	(.01)	(.37)	9.36	(.55)
2008	10.79	.37	(.96)	(.59)	(.36)	(.06)	(.42)	9.78	(5.62)
2007	10.81	.37	.03	.40	(.37)	(.05)	(.42)	10.79	3.81
2006	10.85	.38	—	.38	(.38)	(.04)	(.42)	10.81	3.58
2005	11.12	.40	(.25)	.15	(.41)	(.01)	(.42)	10.85	1.37
Class I (7/86)(f)
2009	9.84	.45	(.43)	.02	(.43)	(.01)	(.44)	9.42	.23
2008	10.85	.45	(.96)	(.51)	(.44)	(.06)	(.50)	9.84	(4.87)
2007	10.87	.45	.04	.49	(.46)	(.05)	(.51)	10.85	4.60
2006	10.91	.47	—	.47	(.47)	(.04)	(.51)	10.87	4.36
2005	11.19	.49	(.27)	.22	(.49)	(.01)	(.50)	10.91	2.05

52

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$77,517.85%		.85%	4.38%	.85%	.85%	4.38%	.85%	.85%	4.38%	9%
80,867.91		.83	4.03	.91	.83	4.03	.90	.82	4.04	21
89,343.86		.83	4.02	.86	.83	4.02	.85	.82	4.03	16
86,224.84		.84	4.10	.84	.84	4.10	.83	.83	4.10	14
81,346.84		.84	4.25	.84	.84	4.25	.84	.84	4.26	22

4,867	1.60	1.60	3.60	1.60	1.60	3.60	1.59	1.59	3.61	9
7,890	1.66	1.58	3.28	1.66	1.58	3.28	1.65	1.57	3.29	21
12,845	1.61	1.58	3.27	1.61	1.58	3.27	1.61	1.58	3.28	16
15,325	1.58	1.58	3.34	1.58	1.58	3.34	1.58	1.58	3.35	14
18,560	1.59	1.59	3.50	1.59	1.59	3.50	1.59	1.59	3.51	22

11,668	1.40	1.40	3.83	1.40	1.40	3.83	1.40	1.40	3.83	9
12,455	1.46	1.38	3.48	1.46	1.38	3.48	1.45	1.37	3.49	21
13,500	1.41	1.38	3.47	1.41	1.38	3.47	1.40	1.37	3.48	16
12,872	1.39	1.39	3.55	1.39	1.39	3.55	1.38	1.38	3.55	14
12,952	1.40	1.40	3.70	1.40	1.40	3.70	1.39	1.39	3.71	22

95,255.65		.65	4.57	.65	.65	4.57	.65	.65	4.57	9
112,282.71		.63	4.23	.71	.63	4.23	.70	.62	4.24	21
129,276.66		.63	4.22	.66	.63	4.22	.66	.63	4.22	16
140,555.64		.64	4.29	.64	.64	4.29	.63	.63	4.30	14
146,949.65		.65	4.45	.65	.65	4.45	.64	.64	4.46	22

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Each Ratio of Expenses including interest to Average Net Assets in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen California High Yield Municipal Bond Fund, Nuveen California Municipal Bond Fund and Nuveen California Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the “Funds”) at February 28, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

April 24, 2009

54

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Fund’s Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant.	193

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	193

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	193

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	193

William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	193

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	193

55

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair New York Racing Association Oversight Board (2005-2007); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	193

Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management (since 2008); Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	193

Interested Trustee:

John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	193

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Fund:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3); Chartered Financial Analyst.	193

56

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Mark J.P. Anson 6/10/59 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	193

Nizida Arriaga 6/1/1968 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2007); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	193

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	193

Margo L. Cook 4/11/64 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	193

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	72

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3).	193

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	193

William T. Huffman 5/7/1969 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	193

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	193

57

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	193

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	193

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	193

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	193

Gregory Mino 1/4/1971 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	193

Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	193

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	193

58

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	72

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	193

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

59

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

60

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com. You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

61

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $119 billion of assets on December 31, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MAN-CA-0209D

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report February 28, 2009	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Nuveen Massachusetts Municipal Bond Fund

Nuveen Massachusetts Insured Municipal Bond Fund

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Dear Shareholders,

I write this letter in a time of continued uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate and extend the course of recovery. At the same time, government officials in the U.S. and abroad have implemented a wide range of programs to restore stability to the financial system and encourage economic recovery. It is believed that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to envision that outcome in the current environment.

As you will read in this report, the continuing financial and economic problems are weighing heavily on asset values for equities and fixed income and unfortunately the performance of your Nuveen Funds has been similarly affected. In addition to the financial statements, I hope that you will carefully review the Portfolio Manager’s Comments and the Fund Spotlight sections of this report. These comments highlight the manager’s pursuit of investment strategies that depend on thoroughly researched securities, diversified portfolio holdings and well established investment disciplines to achieve your Fund’s investment goals. The Fund Board believes that a consistent focus on long term investment goals provides the basis for successful investment over time and we monitor your Funds with that objective in mind.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board

April 20, 2009

Robert P. Bremner

Chairman of the Board

Annual Report    Page 1

Portfolio Manager’s Comments for the Nuveen Massachusetts

Municipal Bond Fund and the Nuveen Massachusetts Insured Municipal Bond Fund

Portfolio manager Cathryn Steeves examines key investment strategies and the performance of the Nuveen Massachusetts Municipal Bond Fund and the Nuveen Massachusetts Insured Municipal Bond Fund. Cathryn, who has 13 years of investment experience, has managed the Funds since 2006.

What factors had the greatest influence on the U.S. economy and the national and Massachusetts municipal markets during the twelve-month period?

The last few months of 2008 were a very difficult period for the U.S. economy and the financial markets. Gross domestic product (GDP) – a measure of national economic output – declined by an annualized 6.2% in the fourth quarter of 2008. This was the worst quarterly performance for the U.S. economy since 1982 and it followed a third-quarter GDP drop of 0.5%. These were the first consecutive quarterly declines seen in the United States since 1991. As the economy weakened, unemployment rose. The national unemployment rate was 8.1% in February 2009, up from 7.6% in January. More than 850,000 jobs were lost during the month, bringing the total to 3.8 million during the twelve-month period.

In addition, a credit crunch developed as banks and other financial institutions became highly reluctant to lend. With investment capital scarce, bond issuers found themselves unable to refinance debt. The most prominent casualty was investment bank Lehman Brothers. The company’s fall was one trigger for a big decline in the equity and fixed-income markets, including the municipal bond market. Only U.S. Treasuries emerged from the downturn stronger, as nervous investors flocked to what they believed were the most resilient areas of the financial markets.

Seeking to stimulate the economy and loosen the flow of credit, the federal government passed a $700 billion financial industry rescue package in October, 2008. It was followed by a $787 billion stimulus package in February 2009. The Federal Reserve (Fed) also was quite aggressive in its attempts to boost growth and restart credit markets. With inflation relatively contained – thanks in large part to declining energy prices – the Fed cut interest rates throughout the period, especially in its second half. The central bank’s boldest move came in December 2008, when the target federal funds rate was reduced to a record low of 0-0.25%. (On March 18, 2009, following the end of this reporting period, the Fed announced that, in addition to maintaining the fed funds rate at its 0-0.25% level, it would buy $300 billion in Treasury securities over the next six months in an effort to improve conditions in private credit markets and up to an additional $750 billion of agency mortgage-backed securities to bolster the housing market.)

With credit conditions tight, the municipal bond market faced several extended periods of significant illiquidity. This was especially true in the fall of 2008. In addition, municipal bond values declined sharply while yields, which move in the opposite direction as prices, were high relative to recent norms. Lower-rated bonds did particularly poorly because of their added credit risk. The yield curve steepened dramatically during the year, with yields on shorter-dated bonds declining much faster than those on longer-dated bonds – indicating investors’ preference for bonds with less interest rate risk.

Beginning in October, the nation’s financial institutions and financial markets – including the municipal bond market – experienced significant turmoil. Reductions in demand decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this generally reduced the Funds’ common share net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Annual Report    Page 2

Class A Shares—

Average Annual Total Returns

as of 2/28/09

	Average Annual
	1-Year	5-Year	10-Year
Nuveen Massachusetts Municipal Bond Fund
A Shares at NAV	-1.05%	1.42%	3.26%
A Shares at Offer	-5.21%	0.56%	2.82%
Lipper Massachusetts Municipal Debt Funds Average[1]	-0.24%	1.77%	3.45%
Barclays Capital Massachusetts Municipal Bond Index[2]	7.32%	3.59%	4.92%
Barclays Capital Municipal Bond Index[2]	5.17%	3.13%	4.61%
S&P National Municipal Bond Index[3]	3.09%	2.82%	4.43%

Nuveen Massachusetts Insured Municipal Bond Fund
A Shares at NAV	2.94%	2.19%	3.68%
A Shares at Offer	-1.39%	1.32%	3.24%
Lipper Single-State Insured Municipal Debt Funds Average[1]	4.17%	1.94%	3.54%
Barclays Capital Massachusetts Insured Municipal Bond Index[2]	8.59%	3.73%	5.15%
Barclays Capital Municipal Bond Index[2]	5.17%	3.13%	4.61%
S&P National Municipal Bond Index[3]	3.09%	2.82%	4.43%

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns at NAV would be lower if the sales charge were included. Class A Shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories for the period ended February 28, 2009. The Lipper Massachusetts Municipal Debt Funds Average contained 44, 38 and 32 funds and the Lipper Single-State Insured Municipal Debt Funds Average contained 66, 61 and 60 funds for the one-, five- and ten-year periods, respectively, for the period ended February 28, 2009. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Average.

2	The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unmanaged, unleveraged index comprised of a broad range of investment-grade municipal bonds. The Barclays Capital (formerly Lehman Brothers) Massachusetts Municipal Bond Index is an unmanaged, unleveraged index comprised of investment grade, Massachusetts tax-exempt bonds with maturities of two years or greater. The Barclays Capital (formerly Lehman Brothers) Massachusetts Insured Municipal Bond Index is comprised of insured Massachusetts municipal bond issues. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

3	The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value weighted index designed to measure the performance of the investment-grade municipal bond market. The index does not reflect any initial or ongoing expenses and is not available for direct investment.

Annual Report    Page 3

serve as a dealer for municipal bonds. This reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly with respect to lower-rated municipal bonds, as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This deleveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage levels that had recently increased due to the decline in municipal bond prices.

Municipal bond prices were further negatively impacted by concerns that the need for further deleveraging and a supply overhang (a large amount of new issues that were postponed) would cause selling pressure to persist for a period of time. In addition to falling prices, the following market conditions resulted in greater price volatility of municipal bonds – wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); significantly reduced liquidity (i.e., the ability to sell bonds at a price close to their carrying value), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade). Reduced liquidity was most pronounced in mid-October, although it improved considerably after that period.

In the municipal bond market, performance over this period was significantly impacted by concerns about the credit markets, downgrades of municipal bond insurers, and institutional investors’ need to unwind various leveraging strategies. These events created surges of selling pressure, as many municipal bond owners tried to sell holdings of longer-maturity bonds into a market already experiencing a lack of liquidity. Combined with the Fed rate cuts, this produced a steepening of the municipal yield curve. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds, and higher quality bonds tended to outperform lower quality credits.

Over the twelve months ended February 28, 2009, municipal bond issuance nationwide totaled $417.8 billion, a drop of 5% compared with the twelve-month period ended February 29, 2008. While market conditions during this period impacted the demand for municipal bonds, we continued to see demand from investors attracted by higher interest rates and yields relative to taxable bonds.

Massachusetts followed the national economy into recession, led in large part by a weaker housing market and losses in the state’s industrial sector. In the fall, service-oriented companies also began to shed a significant number of jobs, especially among financial and professional/business service employers and in more traditionally defensive areas such as health care and education services. Massachusetts’s February 2009 unemployment rate stood at 7.8%. According to economy.com, the state’s revenues were down by 1% in the first half of the 2009 fiscal year, and given rising unemployment, declining consumer spending, and lower bonus income, bigger declines were to be expected. As of January, Massachusetts’s budget deficit for the 2009 fiscal year was $2.5 billion, and a gap of more than $3 billion was expected for fiscal 2010 – although federal aid was expected to reduce that amount somewhat. Municipal issuance within the state totaled roughly $15 billion during the twelve-month reporting period, a 27% year-over-year increase.

How did the Funds perform during the past year?

The chart on page 3 provides total return performance information for the Funds for the one-year, five-year and ten-year periods ended February 28, 2009. During the twelve-month reporting period, the Class A Shares at net asset value of the Nuveen Massachusetts Municipal Bond Fund and the Nuveen Massachusetts Insured Municipal Bond Fund underperformed their respective Lipper peer group averages. Both Funds also underperformed their respective Barclays Capital Massachusetts index, the national Barclays Capital Municipal Bond Index and the Standard & Poor’s (S&P) National Municipal Bond Index.

Annual Report    Page 4

Given investors’ risk aversion during the period, bonds displaying any degree of credit risk generally underperformed their higher-quality counterparts. As a result, the uninsured Massachusetts Fund was hurt by its exposure to BBB-rated and non-rated municipal securities. Even some of the portfolio’s relatively higher-quality bonds also saw price declines, as the market penalized securities with even a hint of credit risk associated with them.

A majority of the Massachusetts Insured Fund’s portfolio was invested in insured municipal debt. Some of the positions, however, included bonds of lower-rated or non-rated issuers that were backed by insurance companies whose credit ratings were downgraded during the period. As the market’s concerns grew about the insurers’ credit strength, bond prices began to fall to reflect the underlying credit of the issuers. To the extent we were exposed to these bonds, the Funds’ performance suffered. The insured Fund’s return was hurt as well by its small allocation to uninsured municipal debt – especially in the health care and housing sectors.

Bonds in defensive sectors generally outperformed during the economically challenging period, while those in more economically sensitive sectors or those that include significant lower-rated issuance underperformed. For example, both Funds were relatively underweighted in tax-backed general obligation bonds. Because these were some of the better performers in the municipal market, this factor detracted from the Funds’ comparative performance. The uninsured Massachusetts fund benefited from being relatively overweighted in health care and education bonds – both of which are defensive sectors – as well as from its lack of exposure to the tobacco bond sector. In contrast, a comparative overweighting in housing issues – a negative because of the ongoing effects of a troubled real estate market – detracted from results. In the uninsured Fund, an overweighting in industrial development revenue bonds – which are often lower-rated – also hurt performance.

What strategies were used to manage the Funds?

The municipal market was relatively quiet in the first half of the reporting period. Accordingly, changes to the portfolio were limited during this time. However, market conditions deteriorated in the second half of the year – especially in November and December 2008. High-yield bond fund managers and other institutional investors were finding it very difficult to sell positions to generate cash in an increasingly illiquid market. As they became more anxious to sell lower-rated positions and as few buyers emerged, the prices of many issues fell sharply.

In the uninsured Massachusetts Fund, this situation enabled us to buy very attractively valued bonds that had sound underlying credit quality. Our purchases took place in multiple sectors and included new utility, higher education, hospital and retirement facility bond issues. Many of these were older bonds that Nuveen’s research department had been following for some time. This gave us sufficient confidence that the securities could provide our shareholders with strong, long-term values at a reasonable level of risk.

In the insured Massachusetts Fund, we were less focused on this lower-rated opportunistic buying strategy because of our requirement to be 80% invested in insured municipal bonds rated AAA at the time of purchase. However, illiquid market conditions and a “flight to quality” among risk-averse investors meant that many insured bonds also saw their yields increase and prices decline – providing good opportunities to invest in higher- quality bonds at what we believed were good long- term values. Other purchases in the Insured Fund were designed to manage the Fund’s overall price sensitivity to changes in interest rates.

As the municipal market remained relatively illiquid, demand from individual investors for high-quality bonds trading at a slight discount remained strong during the period. To take advantage of the demand, we sold these types of securities when appropriate and used the proceeds

Annual Report    Page 5

to fund some of the purchases described earlier. We also used the proceeds of bond calls. Of final note, we sold some of our shorter-maturity bond holdings from the Insured Fund and reduced our exposure to Puerto Rico bonds to manage the portfolio’s credit risk.

Recent Developments Regarding Bond Insurance Companies

Another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies. At the time this report was prepared, at least one rating agency has placed each of these insurers except AGC on “negative credit watch,” “credit outlook developing” or “rating withdrawn,” which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies – especially those bonds with weaker underlying credits – declined, detracting from the Funds’ performance. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

Dividend Information

During the reporting period, all share classes of the Nuveen Massachusetts Municipal Bond Fund experienced an increase to their monthly dividend in February 2009, while Class B Shares also saw a dividend increase in November 2008. All share classes of the Nuveen Massachusetts Insured Municipal Bond Fund’s experienced a dividend increase in August 2008, while the Fund’s Class B and Class C Shares saw additional dividend increases in November 2008 and May 2008, respectively.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 28, 2009, both Funds had positive UNII balances for both tax purposes and financial statement purposes.

Annual Report    Page 6

Nuveen Massachusetts Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Massachusetts Insured Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with their respective Index. Returns would be different for the other share classes. The Barclays Capital Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The Barclays Capital Massachusetts Municipal Bond Index is an unmanaged index comprised of investment grade, Massachusetts tax-exempt bonds with maturities of two years or greater. The Barclays Capital Massachusetts Insured Municipal Bond Index is comprised of insured Massachusetts municipal bond issues. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 7

Fund Spotlight as of 2/28/09 Nuveen Massachusetts Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NMAAX	NMABX	NMACX	NBMAX
NAV	$8.81	$8.83	$8.74	$8.80
Latest Monthly Dividend[2]	$0.0365	$0.0310	$0.0320	$0.0380
Latest Capital Gain Distribution[3]	$0.0411	$0.0411	$0.0411	$0.0411
Inception Date	9/07/94	3/07/97	10/06/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 2/28/09
A Shares	NAV	Offer
1-Year	-1.05%	-5.21%
5-Year	1.42%	0.56%
10-Year	3.26%	2.82%
B Shares	w/o CDSC	w/CDSC
1-Year	-1.69%	-5.47%
5-Year	0.68%	0.51%
10-Year	2.65%	2.65%
C Shares	NAV
1-Year	-1.53%
5-Year	0.87%
10-Year	2.69%
I Shares	NAV
1-Year	-0.74%
5-Year	1.63%
10-Year	3.47%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[4]	4.97%	4.76%
30-Day Yield[4]	5.01%	—
SEC 30-Day Yield[4,5]	—	4.80%
Taxable-Equivalent Yield[5,6]	7.35%	7.04%
B Shares	NAV
Dividend Yield[4]	4.21%
30-Day Yield[4]	4.54%
Taxable-Equivalent Yield[6]	6.66%
C Shares	NAV
Dividend Yield[4]	4.39%
30-Day Yield[4]	4.72%
Taxable-Equivalent Yield[6]	6.92%
I Shares	NAV
Dividend Yield[4]	5.18%
SEC 30-Day Yield[4]	5.44%
Taxable-Equivalent Yield[6]	7.98%

Average Annual Total Returns as of 3/31/09
A Shares	NAV	Offer
1-Year	-4.31%	-8.32%
5-Year	1.42%	0.55%
10-Year	3.24%	2.79%
B Shares	w/o CDSC	w/CDSC
1-Year	-4.92%	-8.57%
5-Year	0.68%	0.51%
10-Year	2.63%	2.63%
C Shares	NAV
1-Year	-4.81%
5-Year	0.87%
10-Year	2.67%
I Shares	NAV
1-Year	-4.02%
5-Year	1.63%
10-Year	3.45%

Portfolio Statistics
Net Assets ($000)	$106,356
Average Effective Maturity on Securities (Years)	18.62
Average Duration	7.91

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.88%	0.87%	2/29/08
Class B	1.63%	1.63%	2/29/08
Class C	1.44%	1.43%	2/29/08
Class I	0.69%	0.68%	2/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid March 2, 2009. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2009.

3	Paid November 12, 2008. Capital gains are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.8%.

Annual Report    Page 8

Fund Spotlight as of 2/28/09 Nuveen Massachusetts Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Health Care	23.5%
Education and Civic Organizations	23.3%
Long-Term Care	8.1%
Transportation	7.2%
Tax Obligation/General	7.0%
Housing/Multifamily	6.8%
Tax Obligation/Limited	6.5%
U.S. Guaranteed	5.4%
Other	12.2%
1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of February 28, 2009. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/09)	$947.40	$944.80	$945.00	$949.30	$1,020.53	$1,016.76	$1,017.75	$1,021.42
Expenses Incurred During Period	$4.15	$7.81	$6.85	$3.29	$4.31	$8.10	$7.10	$3.41

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.62%, 1.42% and ..68% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 9

Fund Spotlight as of 2/28/09 Nuveen Massachusetts Insured Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NMAIX	NINSX	NMAKX	NIMAX
NAV	$9.64	$9.65	$9.64	$9.68
Latest Monthly Dividend[2]	$0.0330	$0.0270	$0.0285	$0.0345
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0501	$0.0501	$0.0501	$0.0501
Inception Date	9/07/94	3/06/97	9/15/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 2/28/09
A Shares	NAV	Offer
1-Year	2.94%	-1.39%
5-Year	2.19%	1.32%
10-Year	3.68%	3.24%
B Shares	w/o CDSC	w/CDSC
1-Year	2.04%	-1.89%
5-Year	1.42%	1.25%
10-Year	3.06%	3.06%
C Shares	NAV
1-Year	2.26%
5-Year	1.63%
10-Year	3.11%
I Shares	NAV
1-Year	3.12%
5-Year	2.39%
10-Year	3.89%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[4]	4.11%	3.94%
30-Day Yield[4]	3.59%	—
SEC 30-Day Yield[4,5]	—	3.44%
Taxable-Equivalent Yield[5,6]	5.26%	5.04%
B Shares	NAV
Dividend Yield[4]	3.36%
30-Day Yield[4]	2.85%
Taxable-Equivalent Yield[6]	4.18%
C Shares	NAV
Dividend Yield[4]	3.55%
30-Day Yield[4]	3.05%
Taxable-Equivalent Yield[6]	4.47%
I Shares	NAV
Dividend Yield[4]	4.28%
SEC 30-Day Yield[4]	3.79%
Taxable-Equivalent Yield[6]	5.56%

Average Annual Total Returns as of 3/31/09
A Shares	NAV	Offer
1-Year	-0.32%	-4.49%
5-Year	2.28%	1.40%
10-Year	3.66%	3.22%
B Shares	w/o CDSC	w/CDSC
1-Year	-0.98%	-4.80%
5-Year	1.53%	1.36%
10-Year	3.04%	3.04%
C Shares	NAV
1-Year	-0.77%
5-Year	1.73%
10-Year	3.10%
I Shares	NAV
1-Year	-0.03%
5-Year	2.51%
10-Year	3.87%

Portfolio Statistics
Net Assets ($000)	$78,875
Average Effective Maturity on Securities (Years)	15.07
Average Duration	6.99

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.08%	1.06%	2/29/08
Class B	1.83%	1.81%	2/29/08
Class C	1.63%	1.61%	2/29/08
Class I	0.88%	0.86%	2/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid March 2, 2009. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2009.

3	Paid November 12, 2008. Capital gains and ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.8%.

Annual Report    Page 10

Fund Spotlight as of 2/28/09 Nuveen Massachusetts Insured Municipal Bond Fund

Bond Credit Quality1,2

At least 80% of the Fund’s net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – Insurance, for more information.

Industries2

Tax Obligation/General	27.7%
Tax Obligation/Limited	13.3%
Health Care	13.0%
Water and Sewer	8.8%
Education and Civic Organizations	8.6%
U.S. Guaranteed	7.4%
Long-Term Care	6.9%
Transportation	6.7%
Housing/Multifamily	5.7%
Other	1.9%

Insurers3

MBIA	38.8%
FSA	20.9%
AMBAC	16.0%
FGIC	15.2%
AGC	5.2%
Other	3.9%
1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of February 28, 2009. Holdings are subject to change.

3	As a percentage of total Insured investments as of February 28, 2009. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/09)	$982.80	$979.00	$980.00	$983.80	$1,020.23	$1,016.51	$1,017.50	$1,021.22
Expenses Incurred During Period	$4.52	$8.19	$7.22	$3.54	$4.61	$8.35	$7.35	$3.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .92%, 1.67%, 1.47% and ..72% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 11

Portfolio of Investments

Nuveen Massachusetts Municipal Bond Fund

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 0.9%

$1,445	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	B3	$946,215
	Consumer Staples – 0.6%

835	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	598,461
	Education and Civic Organizations – 22.8%

6,000	Massachusetts Development Finance Agency, Revenue Bonds, Draper Laboratory, Series 2008, 5.875%, 9/01/30	No Opt. Call	Aa3	6,054,297

1,500	Massachusetts Development Finance Agency, Revenue Bonds, Williston Northampton School, Series 2005B, 5.000%, 10/01/37 – SYNCORA GTY Insured	10/15 at 100.00	Baa1	1,143,210

3,000	Massachusetts Development Finance Authority, Revenue Bonds, Curry College, Series 1999A, 5.500%, 3/01/29 – ACA Insured	3/09 at 101.00	BBB	2,473,260

	Massachusetts Development Finance Authority, Revenue Bonds, Hampshire College, Series 2004:
1,000	5.625%, 10/01/24	10/14 at 100.00	BBB	809,110
1,000	5.700%, 10/01/34	10/14 at 100.00	BBB	742,870

3,075	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2005D, 5.000%, 7/01/27 – AGC Insured	7/15 at 100.00	AAA	3,094,742

750	Massachusetts Development Finance Authority, Revenue Bonds, Milton Academy, Series 2003A, 5.000%, 9/01/19	9/13 at 100.00	AA–	794,093

895	Massachusetts Educational Finance Authority, Educational Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	AA	904,630

2,000	Massachusetts Educational Financing Authority, Educaton Loan Revenue Bonds, Series 2008H, 6.350%, 1/01/30 – AGC Insured (Alternative Minimum Tax)	1/18 at 100.00	AAA	1,983,820

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Tufts University, Series 2008O, 5.375%, 8/15/38	8/18 at 100.00	Aa2	3,077,130

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wellesley College, Series 2003H, 5.000%, 7/01/26	7/13 at 100.00	Aaa	513,310

2,230	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2007L, 5.000%, 7/01/31	7/16 at 100.00	AAA	2,264,097

425	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999, 5.375%, 2/01/19	8/09 at 101.00	BBB–	362,134
25,375	Total Education and Civic Organizations			24,216,703
	Health Care – 22.9%

2,900	Massachusetts Development Finance Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 1999A, 6.250%, 8/15/29 – ACA Insured	8/09 at 101.00	N/R	2,025,592

4,000	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Boston Medical Center Issue, Series B (2008), 5.250%, 7/01/38	7/18 at 100.00	A–	2,910,400

1,500	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series A (2008), 6.500%, 1/15/38	1/18 at 100.00	N/R	987,870

1,250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2001E, 6.250%, 10/01/31	10/11 at 101.00	BBB+	1,031,325

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Health Care Inc., Series 2001C, 5.250%, 11/15/31 – RAAI Insured	11/11 at 101.00	BBB+	2,095,410

50	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 1999A, 5.750%, 7/01/28	1/11 at 100.00	BBB	38,073

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B, 6.250%, 7/01/22	7/12 at 101.00	BBB	861,220

12

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$790	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Covenant Health Systems Obligated Group, Series 2002, 6.000%, 7/01/31	1/12 at 101.00	A	$750,382

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2002, 5.125%, 8/01/22 – FSA Insured	8/12 at 100.00	AAA	1,005,760

1,250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	BBB+	828,588

1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard Pilgrim Healthcare, Series 1998A, 4.750%, 7/01/22 – FSA Insured	7/09 at 100.50	AAA	1,404,630

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured	8/15 at 100.00	AA–	1,787,740

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%, 8/15/28	8/17 at 100.00	A	1,794,140

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E:
2,040	5.000%, 7/15/32	7/17 at 100.00	BBB–	1,216,289
1,000	5.000%, 7/15/37	7/17 at 100.00	BBB–	570,370

1,400	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	906,066

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004A, 6.375%, 7/01/34	7/14 at 100.00	BB	2,018,580

105	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare System Inc., Series 2001C, 5.750%, 7/01/32	7/11 at 101.00	AA	105,228

375	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2001C, 6.625%, 7/01/32	7/11 at 100.00	BBB	309,116

2,565	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	BBB	1,760,744
32,725	Total Health Care			24,407,523
	Housing/Multifamily – 6.6%

1,115	Framingham Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Refunding Bonds, Beaver Terrace Apartments, Series 2000A, 6.350%, 2/20/32	8/10 at 105.00	AAA	1,157,459

2,160	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	AAA	1,807,294

2,725	Massachusetts Development Financing Authority, Assisted Living Revenue Bonds, Prospect House Apartments, Series 1999, 7.000%, 12/01/31	12/09 at 102.00	N/R	2,173,133

530	Massachusetts Housing Finance Agency, Housing Bonds, Series 2006A, 5.100%, 12/01/37 (Alternative Minimum Tax)	6/15 at 100.00	AA–	465,626

500	Massachusetts Housing Finance Agency, Housing Revenue Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)	6/13 at 100.00	AA–	466,865

950	Massachusetts Industrial Finance Agency, FHA-Insured Mortgage Loan Bonds, Hudner Associates Projects, Series 1997, 5.650%, 1/01/22 – MBIA Insured	7/09 at 101.00	AA–	956,299
7,980	Total Housing/Multifamily			7,026,676
	Housing/Single Family – 1.1%

1,120	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2008, Trust 3145, 14.608%, 12/01/33 (IF)	6/18 at 100.00	Aa2	960,579

290	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	AAA	250,511
1,410	Total Housing/Single Family			1,211,090

13

Portfolio of Investments

Nuveen Massachusetts Municipal Bond Fund (continued)

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Industrials – 0.8%

$510	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	$435,290

400	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003, 5.450%, 6/01/14	No Opt. Call	BBB	376,268
910	Total Industrials			811,558
	Long-Term Care – 7.8%

1,500	Massachusetts Development Finance Agency, Human Service Provider Revenue Bonds, Seven Hills Foundation and Affiliates Issue, Series 2005, 5.000%, 9/01/35 – RAAI Insured	9/15 at 100.00	A3	1,105,635

4,220	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/12 at 102.00	BB–	2,608,129

50	Massachusetts Development Finance Authority, First Mortgage Revenue Bonds, Berkshire Retirement Community – Edgecombe Project, Series 2001A, 6.750%, 7/01/21	7/11 at 102.00	BBB–	45,165

1,790	Massachusetts Development Finance Authority, Revenue Bonds, May Institute, Series 1999, 5.750%, 9/01/24 – RAAI Insured	9/09 at 102.00	BBB+	1,571,835

740	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cable Housing and Health Services, Series 1993A, 5.625%, 7/01/13 – MBIA Insured	7/09 at 100.00	AA–	740,081

610	Massachusetts Industrial Finance Agency, First Mortgage Revenue Bonds, Berkshire Retirement Community, Series 1994B, 4.750%, 7/01/17	1/11 at 101.00	BBB–	540,399

2,020	Massachusetts Industrial Finance Agency, GNMA Collateralized Assisted Living Facility Revenue Bonds, Arbors at Taunton LP, Series 1999, 5.500%, 6/20/40 (Alternative Minimum Tax)	6/09 at 102.00	AAA	1,748,552
10,930	Total Long-Term Care			8,359,796
	Tax Obligation/General – 6.9%

500	Ashland, Massachusetts, General Obligation Bonds, Series 2004, 5.250%, 5/15/23 – AMBAC Insured	5/15 at 100.00	A1	522,585

850	Beverly, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/01/21 – MBIA Insured	11/13 at 100.00	A1	885,156

1,000	Erving, Massachusetts, General Obligation Bonds, Series 2002, 5.500%, 6/15/16	6/12 at 101.00	A	1,058,220

1,000	Fall River, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 2/01/21 – FSA Insured	2/13 at 101.00	AAA	994,200

2,500	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21	No Opt. Call	AA	3,098,750

690	Westfield, Massachusetts, General Obligation Bonds, Series 2004, 5.000%, 8/01/19 – AMBAC Insured	8/14 at 100.50	A	741,833
6,540	Total Tax Obligation/General			7,300,744
	Tax Obligation/Limited – 6.3%

680	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2002, 5.000%, 5/01/32 – AMBAC Insured	5/13 at 100.00	A	668,950

395	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2004, 5.000%, 5/01/26 – AMBAC Insured	5/14 at 100.00	A	398,863

815	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 – AMBAC Insured	5/16 at 100.00	A1	781,218

	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B:
1,025	5.375%, 5/01/22 – SYNCORA GTY Insured	No Opt. Call	A1	1,109,532
1,125	5.375%, 5/01/23 – SYNCORA GTY Insured	No Opt. Call	A1	1,201,669

670	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA–	712,666

1,650	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – FSA Insured	No Opt. Call	Aa3	1,858,032
6,360	Total Tax Obligation/Limited			6,730,930
	Transportation – 7.0%

3,835	Massachusetts Port Authority, Revenue Bonds, Series 2003A, 5.000%, 7/01/24 – MBIA Insured	7/13 at 100.00	AA–	3,869,016

14

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$1,800	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA–		$1,444,788

3,525	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	A		2,142,213
9,160	Total Transportation				7,456,017
	U.S. Guaranteed – 5.2% (4)

90	Lawrence, Massachusetts, General Obligation Bonds, Series 2001, 5.000%, 2/01/21 (Pre-refunded 2/01/11) – AMBAC Insured	2/11 at 100.00	Aa3	(4)	96,440

75	Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue Bonds, Series 2006, 5.000%, 7/01/26 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA		87,976

50	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2003C, 6.375%, 7/01/23 (Pre-refunded 7/01/13)	7/13 at 101.00	A–	(4)	60,038

785	Massachusetts Health and Educational Facilities Authority, FHA-Insured Revenue Bonds, Malden Hospital, Series 1982A, 5.000%, 8/01/16 (Pre-refunded 8/01/10)	8/10 at 100.00	AAA		814,508

210	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Covenant Health Systems Obligated Group, Series 2002, 6.000%, 7/01/31 (Pre-refunded 1/01/12)	1/12 at 101.00	A	(4)	236,748

600	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical Center Hospitals, Series 2002H, 5.375%, 5/15/19 (Pre-refunded 5/15/12) – FGIC Insured	5/12 at 100.00	N/R	(4)	662,370

2,890	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Winchester Hospital, Series 2000E, 6.750%, 7/01/30 (Pre-refunded 7/01/10)	7/10 at 101.00	N/R	(4)	3,113,715

390	Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13 (ETM)	7/09 at 100.00	AAA		496,045
5,090	Total U.S. Guaranteed				5,567,840
	Utilities – 4.7%

1,000	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/16 – MBIA Insured	1/12 at 101.00	AA–		988,480

1,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	6/09 at 102.00	BBB		791,080

2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/22 – FGIC Insured	7/14 at 100.00	AA–		2,317,950

1,000	Virgin Islands Water and Power Authority, Electric System Revenue Refunding Bonds, Series 1998, 5.300%, 7/01/18	7/09 at 100.00	N/R		890,090
5,500	Total Utilities				4,987,600
	Water and Sewer – 3.9%

60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9, 5.000%, 8/01/22	8/13 at 100.00	AAA		62,611

380	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2004-10, 5.000%, 8/01/26	8/14 at 100.00	AAA		389,671

2,080	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.000%, 8/01/29 – MBIA Insured	8/17 at 100.00	AA+		2,095,579

1,125	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 4.000%, 8/01/46	8/16 at 100.00	AA+		886,759

760	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–		688,408
4,405	Total Water and Sewer				4,123,028
$118,665	Total Investments (cost $115,744,389) – 97.5%				103,744,181

	Other Assets Less Liabilities – 2.5%				2,611,378

	Net Assets – 100%				$106,355,559

15

Portfolio of Investments

Nuveen Massachusetts Municipal Bond Fund (continued)

February 28, 2009

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

16

Portfolio of Investments

Nuveen Massachusetts Insured Municipal Bond Fund

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 8.4%

$865	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2005T-1, 5.000%, 10/01/39 – AMBAC Insured	10/15 at 100.00	A	$815,652

1,500	Massachusetts Development Finance Agency, Revenue Bonds, Williston Northampton School, Series 2005B, 5.000%, 10/01/37 – SYNCORA GTY Insured	10/15 at 100.00	Baa1	1,143,210

895	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 – MBIA Insured	9/17 at 100.00	AA–	849,436

1,790	Massachusetts Educational Finance Authority, Educational Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	AA	1,809,260

1,000	Massachusetts Health and Educational Facilities Authority Revenue Bonds Lesley University Issue, Series A (2009), 5.000%, 7/01/29 (WI/DD, Settling 3/10/09) – AGC Insured	7/19 at 100.00	AAA	981,160

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, University of Massachusetts, Series 2005D, 5.250%, 10/01/24 – FGIC Insured	10/14 at 100.00	AA–	1,022,790
7,050	Total Education and Civic Organizations			6,621,508
	Health Care – 12.7%

2,000	Boston, Massachusetts, Special Obligation Bonds, Boston Medical Center, Series 2002, 5.000%, 8/01/18 – MBIA Insured	8/12 at 100.00	AA+	2,057,920

5	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Capital Asset Program, Series 1989G-2, 7.200%, 7/01/09 – MBIA Insured	5/09 at 100.00	AA	5,020

250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Capital Asset Program, Series 1998B-1, 5.375%, 2/01/28 – MBIA Insured	8/18 at 100.00	A3	206,253

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Capital Asset Program, Series 1998B-2, 5.000%, 2/01/25 – MBIA Insured	8/18 at 100.00	A3	408,400

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Auction Rate Series 2004D, 5.250%, 7/01/24 – MBIA Insured	7/18 at 100.00	A3	848,160

1,100	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 – MBIA Insured	7/09 at 101.00	AA–	925,507

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2002, 5.125%, 8/01/22 – FSA Insured	8/12 at 100.00	AAA	1,005,760

1,400	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured	8/15 at 100.00	AA–	1,251,418

1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	BBB	1,029,675

2,290	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/16 – MBIA Insured	7/09 at 100.00	AA–	2,291,374
11,045	Total Health Care			10,029,487
	Housing/Multifamily – 5.5%

1,125	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	AAA	941,299

190	Massachusetts Housing Finance Agency, Housing Development Revenue Bonds, Series 1998A, 5.375%, 6/01/16 – MBIA Insured (Alternative Minimum Tax)	6/09 at 100.50	AA–	187,560

610	Massachusetts Industrial Finance Agency, FHA-Insured Mortgage Loan Bonds, Hudner Associates Projects, Series 1997, 5.650%, 1/01/22 – MBIA Insured	7/09 at 101.00	AA–	614,044

2,575	Somerville Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002, 5.200%, 11/20/22	5/12 at 103.00	AAA	2,613,908
4,500	Total Housing/Multifamily			4,356,811
	Long-Term Care – 6.7%

2,500	Massachusetts Development Finance Authority, GNMA Collateralized Assisted Living Facility Revenue Bonds, Arbors at Chicopee, Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)	3/12 at 105.00	AAA	2,328,375

17

Portfolio of Investments

Nuveen Massachusetts Insured Municipal Bond Fund (continued)

February 28, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$3,185	Massachusetts Industrial Finance Agency, GNMA Collateralized Assisted Living Facility Revenue Bonds, Arbors at Amherst LP, Series 1997, 5.950%, 6/20/39 (Alternative Minimum Tax)	6/09 at 101.00	AA+	$2,954,310
5,685	Total Long-Term Care			5,282,685
	Tax Obligation/General – 27.1%

1,520	Fall River, Massachusetts, General Obligation Bonds, Series 2003, 5.250%, 2/01/17 – FSA Insured	2/13 at 101.00	AAA	1,667,622

1,265	Freetown Lakeville Regional School District, Plymouth County, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 1/01/15 – MBIA Insured	1/13 at 101.00	AA–	1,356,472

3,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 6.000%, 11/01/13 – MBIA Insured	No Opt. Call	AA	3,508,380

1,025	Monson, Massachusetts, Unlimited Tax General Obligation School Refunding Bonds, Series 1993, 5.500%, 10/15/10 – MBIA Insured	No Opt. Call	AA–	1,086,879

1,250	Northampton, Massachusetts, General Obligation Bonds, Series 2002, 5.000%, 9/01/19 – MBIA Insured	9/12 at 101.00	A1	1,340,950

190	Northfield, Massachusetts, General Obligation Bonds, Series 1992, 6.350%, 10/15/09 – MBIA Insured	4/09 at 100.00	AA–	191,296

1,350	Norwell, Massachusetts, General Obligation Bonds, Series 2005, 5.000%, 2/15/25 – AMBAC Insured	No Opt. Call	AA+	1,412,964

1,230	Pioneer Valley Regional School District, Massachusetts, General Obligation Bonds, Series 2002, 5.375%, 6/15/19 – AMBAC Insured	6/12 at 101.00	Aa3	1,281,845

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
1,275	5.500%, 7/01/16 – FSA Insured	No Opt. Call	AAA	1,310,534
1,490	5.500%, 7/01/17 – FSA Insured	No Opt. Call	AAA	1,523,376
980	5.500%, 7/01/19 – FSA Insured	No Opt. Call	AAA	992,260
4,300	5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa3	3,791,654

1,000	Tantasqua Regional School District, Massachusetts, General Obligation Bonds, Series 2005, 5.000%, 10/01/16 – FSA Insured	10/15 at 100.00	Aa3	1,133,540

220	Taunton, Massachusetts, General Obligation Bonds, Series 1991, 6.800%, 9/01/09 – MBIA Insured	3/09 at 100.00	AA–	221,032

545	Worcester, Massachusetts, General Obligation Bonds, Series 2001A, 5.500%, 8/15/18 – FGIC Insured	8/11 at 100.00	AA–	562,614
20,640	Total Tax Obligation/General			21,381,418
	Tax Obligation/Limited – 13.0%

560	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 – AMBAC Insured	5/16 at 100.00	A1	536,788

2,500	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 – AGC Insured	5/18 at 100.00	AAA	2,492,875

1,000	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B, 5.375%, 5/01/22 – SYNCORA GTY Insured	No Opt. Call	A1	1,082,470

3,200	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/20 – FSA Insured	8/15 at 100.00	AAA	3,453,312

460	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA–	489,293

475	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	361,622

2,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J, 5.000%, 7/01/18 – MBIA Insured	7/14 at 100.00	AA–	1,842,200
10,195	Total Tax Obligation/Limited			10,258,560
	Transportation – 6.6%

1,000	Massachusetts Port Authority, Revenue Bonds, Series 2003C, 5.000%, 7/01/18 – MBIA Insured	7/13 at 100.00	AA–	1,072,430

800	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA–	642,128

530	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	A	322,092

18

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$2,000	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 – MBIA Insured	7/09 at 100.00	AA		$1,565,020

2,000	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Subordinate Series 1999A, 5.000%, 1/01/39 – AMBAC Insured	7/09 at 101.00	A		1,552,800
6,330	Total Transportation				5,154,470
	U.S. Guaranteed – 7.2% (4)

455	Lawrence, Massachusetts, General Obligation Bonds, Series 2001, 5.000%, 2/01/21 (Pre-refunded 2/01/11) – AMBAC Insured	2/11 at 100.00	Aa3	(4)	487,560

295	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – MBIA Insured	7/21 at 100.00	AA–	(4)	313,004

600	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical Center Hospitals, Series 2002H, 5.375%, 5/15/19 (Pre-refunded 5/15/12) – FGIC Insured	5/12 at 100.00	N/R	(4)	662,370

850	Massachusetts Municipal Wholesale Electric Company, Power Supply System Revenue Bonds, Nuclear Project 6, Series 1993A, 5.000%, 7/01/10 – AMBAC Insured (ETM)	7/09 at 100.00	Aaa		874,200

1,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002B, 5.500%, 3/01/17 (Pre-refunded 3/01/12) – FSA Insured	3/12 at 100.00	AAA		1,095,270

2,000	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A	(4)	2,240,200
5,200	Total U.S. Guaranteed				5,672,604
	Utilities – 1.9%

1,500	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/16 – MBIA Insured	1/12 at 101.00	AA–		1,482,720
	Water and Sewer – 8.6%

1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2002J, 5.250%, 8/01/19 – FSA Insured	No Opt. Call	AAA		1,155,740

	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A:
1,650	5.000%, 8/01/27 – MBIA Insured	8/17 at 100.00	AA+		1,677,176
750	5.000%, 8/01/28 – MBIA Insured	8/17 at 100.00	AA+		759,750

	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A:
1,500	5.000%, 8/01/31 – AMBAC Insured	8/16 at 100.00	AA+		1,509,195
875	4.000%, 8/01/46	8/16 at 100.00	AA+		689,701

1,000	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Series 2003A, 5.000%, 7/01/23 – MBIA Insured	7/14 at 100.00	AA–		1,016,810
6,775	Total Water and Sewer				6,808,372
$78,920	Total Investments (cost $80,296,681) – 97.7%				77,048,635

	Other Assets Less Liabilities – 2.3%				1,826,034

	Net Assets – 100%				$78,874,669

At least 80% of the Fund’s net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – Insurance, for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

19

Statement of Assets and Liabilities

February 28, 2009

	Massachusetts	Massachusetts Insured
Assets
Investments, at value (cost $115,744,389 and $80,296,681, respectively)	$103,744,181	$77,048,635
Cash	1,403,641	2,102,666
Receivables:
Interest	1,498,497	860,310
Shares sold	153,059	46,598
Other assets	70	47
Total assets	106,799,448	80,058,256
Liabilities
Payables:
Dividends	196,283	90,705
Investments purchased	—	977,470
Shares redeemed	134,600	26,640
Accrued expenses:
Management fees	48,640	37,233
12b-1 distribution and service fees	15,316	13,221
Other	49,050	38,318
Total liabilities	443,889	1,183,587
Net assets	$106,355,559	$78,874,669
Class A Shares
Net assets	$45,432,802	$26,123,086
Shares outstanding	5,156,299	2,710,833
Net asset value per share	$8.81	$9.64
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$9.20	$10.06
Class B Shares
Net assets	$2,741,075	$3,944,014
Shares outstanding	310,544	408,628
Net asset value and offering price per share	$8.83	$9.65
Class C Shares
Net assets	$10,943,579	$10,949,093
Shares outstanding	1,251,751	1,135,648
Net asset value and offering price per share	$8.74	$9.64
Class I Shares (1)
Net assets	$47,238,103	$37,858,476
Shares outstanding	5,370,122	3,911,791
Net asset value and offering price per share	$8.80	$9.68

Net Assets Consist of:
Capital paid-in	$118,469,963	$81,118,514
Undistributed (Over-distribution of) net investment income	414,709	197,597
Accumulated net realized gain (loss) from investments and derivative transactions	(528,905)	806,604
Net unrealized appreciation (depreciation) of investments	(12,000,208)	(3,248,046)
Net assets	$106,355,559	$78,874,669

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

20

Statement of Operations

Year Ended February 28, 2009

	Massachusetts	Massachusetts Insured
Investment Income	$6,446,056	$4,040,018
Expenses
Management fees	648,196	435,661
12b-1 service fees – Class A	108,630	49,141
12b-1 distribution and service fees – Class B	29,478	43,687
12b-1 distribution and service fees – Class C	89,656	82,544
Shareholders’ servicing agent fees and expenses	80,376	47,338
Interest expense on floating rate obligations	—	74,626
Custodian’s fees and expenses	63,806	26,018
Trustees’ fees and expenses	2,172	1,711
Professional fees	14,045	11,995
Shareholders’ reports – printing and mailing expenses	36,050	23,461
Federal and state registration fees	3,476	2,584
Other expenses	6,525	5,116
Total expenses before custodian fee credit	1,082,410	803,882
Custodian fee credit	(9,453)	(12,384)
Net expenses	1,072,957	791,498
Net investment income	5,373,099	3,248,520
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(529,716)	417,486
Forward swaps	—	516,000
Change in net unrealized appreciation (depreciation) of:
Investments	(6,363,769)	(2,066,708)
Forward Swaps	—	(44,837)
Net realized and unrealized gain (loss)	(6,893,485)	(1,178,059)
Net increase (decrease) in net assets from operations	$(1,520,386)	$2,070,461

See accompanying notes to financial statements.

21

Statement of Changes in Net Assets

	Massachusetts		Massachusetts Insured
	Year Ended 2/28/09	Year Ended 2/29/08	Year Ended 2/28/09	Year Ended 2/29/08
Operations
Net investment income	$5,373,099	$6,351,742	$3,248,520	$3,027,996
Net realized gain (loss) from:
Investments	(529,716)	1,022,761	417,486	184,603
Forward swaps	—	—	516,000	97,803
Futures	—	—	—	229,296
Change in net unrealized appreciation (depreciation) of:
Investments	(6,363,769)	(12,683,217)	(2,066,708)	(4,744,251)
Forward swaps	—	—	(44,837)	44,837
Net increase (decrease) in net assets from operations	(1,520,386)	(5,308,714)	2,070,461	(1,159,716)
Distributions to Shareholders
From net investment income:
Class A	(2,322,360)	(3,406,962)	(990,611)	(801,668)
Class B	(108,250)	(127,031)	(146,247)	(159,832)
Class C	(443,847)	(378,304)	(379,580)	(309,402)
Class I (1)	(2,248,142)	(2,287,730)	(1,666,803)	(1,698,147)
From accumulated net realized gains:
Class A	(319,743)	(330,602)	(131,304)	(102,071)
Class B	(13,600)	(15,332)	(21,349)	(24,271)
Class C	(54,065)	(45,707)	(56,122)	(45,784)
Class I (1)	(222,151)	(224,880)	(203,526)	(194,817)
Decrease in net assets from distributions to shareholders	(5,732,158)	(6,816,548)	(3,595,542)	(3,335,992)
Fund Share Transactions
Proceeds from sale of shares	69,953,918	18,672,451	9,481,837	9,478,117
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,054,159	3,219,528	2,464,579	2,501,625
	73,008,077	21,891,979	11,946,416	11,979,742
Cost of shares redeemed	(94,708,494)	(52,961,224)	(10,258,196)	(9,566,192)
Net increase (decrease) in net assets from Fund share transactions	(21,700,417)	(31,069,245)	1,688,220	2,413,550
Net increase (decrease) in net assets	(28,952,961)	(43,194,507)	163,139	(2,082,158)
Net assets at the beginning of year	135,308,520	178,503,027	78,711,530	80,793,688
Net assets at the end of year	$106,355,559	$135,308,520	$78,874,669	$78,711,530
Undistributed (Over-distribution of) net investment income at the end of year	$414,709	$167,905	$197,597	$139,942

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

22

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Massachusetts Municipal Bond Fund (“Massachusetts”) and Nuveen Massachusetts Insured Municipal Bond Fund (“Massachusetts Insured”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Massachusetts’ investment objective is to provide a high level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. The Fund will invest primarily in investment grade municipal bonds rated BBB-/Baa3 or higher at the time of purchase by at least one independent rating agency, or if unrated, judged to be of comparable quality by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Fund may also invest up to 20% of its net assets, at time of purchase, in below investment grade municipal bonds, commonly referred to as “high yield”, “high risk” or “junk” bonds.

Massachusetts Insured’s investment objective is to provide a high level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. The Fund will invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest, as further described in the Insurance footnote below. The Fund will only purchase quality municipal bonds that are rated investment grade (AAA/AAa to BBB/Baa) (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency or are unrated but judged to be of similar credit quality by the Adviser.

On March 31, 2008, the Nuveen Mutual Funds announced the following policy changes applicable to the Funds, effective May 1, 2008:

•

Class A Share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from eighteen months to twelve months for all purchases occurring on or after May 1, 2007. Class A Shares purchased prior to May 1, 2007 that have not been redeemed are no longer subject to a CDSC;

•

Class B Shares will only be issued (i) upon the exchange of Class B Shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B Shares as of March 31, 2008. The reinstatement privilege for Class B Shares is no longer available as of December 31, 2008;

•

Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price, or in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 28, 2009, Massachusetts Insured had outstanding when-issued/delayed delivery purchase commitments of $977,470. There were no such outstanding purchase commitments in Massachusetts.

Investment income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

23

Notes to Financial Statements (continued)

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Massachusetts state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Insurance

Under normal circumstances, Massachusetts Insured will invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims-paying ability rated at least A at the time of purchase by at least one independent rating agency. In addition, the Fund will invest at least 80% of its net assets in municipal securities that are rated at least AA at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by the Adviser, or municipal bonds backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, C and I Shares. During the period March 1, 2008 through April 30, 2008, each Fund offered Class B Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside

24

investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “IF-Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No. 140) “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities.” In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “(UB)-Underlying bond of an inverse floating rate trust,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates is recognized as “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended February 28, 2009, both Funds invested in externally-deposited and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Resourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At year end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. At February 28, 2009, the Funds were not invested in any externally-deposited Resourse Trusts.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended February 28, 2009, were as follows:

Massachusetts Insured
Average floating rate obligations	$2,949,589
Average annual interest rate and fees	2.53%

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. Massachusetts Insured was the only Fund to invest in forward interest rate swap transactions during the fiscal year ended February 28, 2009.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

25

Notes to Financial Statements (continued)

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. Neither of the Funds invested in futures contracts during the fiscal year ended February 28, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Market and Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, each Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

26

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of February 28, 2009:

Massachusetts	Level 1	Level 2	Level 3	Total
Investments	$—	$103,744,181	$—	$103,744,181

Massachusetts Insured	Level 1	Level 2	Level 3	Total
Investments	$—	$77,048,635	$—	$77,048,635

3. Fund Shares

Transactions in Fund shares were as follows:

	Massachusetts
	Year Ended 2/28/09		Year Ended 2/29/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,343,940	$65,971,734	1,481,936	$14,595,120
Class A – automatic conversion of Class B Shares	12,906	118,909	27,927	278,640
Class B	5,521	51,625	36,217	359,048
Class C	292,676	2,693,997	296,464	2,898,340
Class I	130,129	1,117,653	54,470	541,303
Shares issued to shareholders due to reinvestment of distributions:
Class A	105,327	955,645	99,311	979,577
Class B	5,503	49,914	6,719	66,451
Class C	27,477	246,751	23,328	228,284
Class I	199,237	1,801,849	197,431	1,945,216
	8,122,716	73,008,077	2,223,803	21,891,979
Shares redeemed:
Class A	(9,514,052)	(85,424,878)	(4,491,915)	(44,143,440)
Class B	(63,911)	(591,591)	(91,124)	(904,795)
Class B – automatic conversion to Class A Shares	(12,891)	(118,909)	(27,893)	(278,640)
Class C	(327,348)	(2,862,875)	(241,874)	(2,383,413)
Class I	(627,408)	(5,710,241)	(529,762)	(5,250,936)
	(10,545,610)	(94,708,494)	(5,382,568)	(52,961,224)
Net increase (decrease)	(2,422,894)	$(21,700,417)	(3,158,765)	$(31,069,245)

27

Notes to Financial Statements (continued)

	Massachusetts Insured
	Year Ended 2/28/09		Year Ended 2/29/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	554,971	$5,417,104	557,318	$5,708,243
Class A – automatic conversion of Class B Shares	51,709	511,541	8,283	85,747
Class B	14,265	142,380	31,694	324,682
Class C	218,015	2,155,400	306,647	3,145,107
Class I	129,993	1,255,412	20,937	214,338
Shares issued to shareholders due to reinvestment of distributions:
Class A	73,945	715,151	65,364	667,024
Class B	8,946	87,365	11,724	119,786
Class C	28,826	278,937	21,735	221,756
Class I	142,245	1,383,126	145,737	1,493,059
	1,222,915	11,946,416	1,169,439	11,979,742
Shares redeemed:
Class A	(271,001)	(2,581,885)	(350,910)	(3,590,908)
Class B	(79,214)	(767,500)	(61,716)	(630,594)
Class B – automatic conversion to Class A Shares	(51,621)	(511,541)	(8,275)	(85,747)
Class C	(192,780)	(1,838,078)	(85,857)	(873,809)
Class I	(472,459)	(4,559,192)	(427,377)	(4,385,134)
	(1,067,075)	(10,258,196)	(934,135)	(9,566,192)
Net increase (decrease)	155,840	$1,688,220	235,304	$2,413,550

4. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended February 28, 2009, were as follows:

	Massachusetts	Massachusetts Insured
Purchases	$23,296,755	$15,798,984
Sales and maturities	47,058,882	16,694,575

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 28, 2009, the cost of investments was as follows:

	Massachusetts	Massachusetts Insured
Cost of investments	$115,709,586	$80,229,891

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2009, were as follows:

	Massachusetts	Massachusetts Insured
Gross unrealized:
Appreciation	$1,677,150	$1,656,118
Depreciation	(13,642,555)	(4,837,374)
Net unrealized appreciation (depreciation) of investments	$(11,965,405)	$(3,181,256)

28

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2009, the Funds’ tax year end, were as follows:

	Massachusetts	Massachusetts Insured
Undistributed net tax-exempt income*	$820,898	$397,994
Undistributed net ordinary income**	—	577,719
Undistributed net long-term capital gains	—	228,888

*   Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 10, 2009, paid on March 2, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 28, 2009 and February 29, 2008, was designated for purposes of the dividends paid deduction as follows:

2009	Massachusetts	Massachusetts Insured
Distributions from net tax-exempt income***	$5,152,441	$3,169,238
Distributions from net ordinary income**	—	158,831
Distributions from net long-term capital gains****	611,361	253,470

2008	Massachusetts	Massachusetts Insured
Distributions from net tax-exempt income	$6,263,506	$2,963,989
Distributions from net ordinary income**	14,047	—
Distributions from net long-term capital gains	616,521	366,943

**     Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

***   The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2009, as Exempt Interest Dividends.

**** The Funds designated as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 28, 2009.

At February 28, 2009, the Fund’s tax year end, Massachusetts had unused capital loss carryforwards of $282,414 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire February 28, 2017.

Massachusetts elected to defer net realized losses from investments incurred from November 1, 2008 through February 28, 2009, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $246,478 are treated as having arisen on the first day of the following fiscal year.

6. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

29

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of February 28, 2009, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but which generally includes assets attributable to preferred stock issued by or borrowings (including issuance of commercial paper or notes) by such funds, but excludes assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser has agreed to waive fees or reimburse expenses of each Fund so that operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed ..75% and .975% of the average daily net assets of any class of Fund shares of Massachusetts and Massachusetts Insured, respectively. The Adviser may also voluntarily reimburse additional expenses from time to time in either of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended February 28, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Massachusetts	Massachusetts Insured
Sales charges collected (Unaudited)	$46,558	$66,476
Paid to financial intermediaries (Unaudited)	40,394	59,736

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2009, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Massachusetts	Massachusetts Insured
Commission advances (Unaudited)	$23,207	$44,693

30

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2009, the Distributor retained such 12b-1 fees as follows:

	Massachusetts	Massachusetts Insured
12b-1 fees retained (Unaudited)	$39,938	$52,219

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2009, as follows:

	Massachusetts	Massachusetts Insured
CDSC retained (Unaudited)	$4,627	$15,162

7. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of February 28, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

8. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2009, to shareholders of record on March 30, 2009, as follows:

	Massachusetts	Massachusetts Insured
Dividend per share:
Class A	$.0365	$.0330
Class B	.0310	.0270
Class C	.0320	.0285
Class I	.0380	.0345

31

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MASSACHUSETTS
Year Ended February 28/29	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2009	$9.34	$.41	$(.51)	$(.10)	$(.39)	$(.04)	$(.43)	$8.81	(1.05)%
2008	10.11	.39	(.74)	(.35)	(.38)	(.04)	(.42)	9.34	(3.61)
2007	10.03	.38	.07	.45	(.37)	—	(.37)	10.11	4.62
2006	10.09	.39	(.03)	.36	(.39)	(.03)	(.42)	10.03	3.65
2005	10.13	.41	(.04)	.37	(.41)	—	(.41)	10.09	3.75
Class B (3/97)
2009	9.35	.34	(.50)	(.16)	(.32)	(.04)	(.36)	8.83	(1.69)
2008	10.13	.31	(.74)	(.43)	(.31)	(.04)	(.35)	9.35	(4.41)
2007	10.04	.31	.08	.39	(.30)	—	(.30)	10.13	3.96
2006	10.11	.31	(.03)	.28	(.32)	(.03)	(.35)	10.04	2.80
2005	10.15	.33	(.04)	.29	(.33)	—	(.33)	10.11	3.00
Class C (10/94)
2009	9.26	.36	(.50)	(.14)	(.34)	(.04)	(.38)	8.74	(1.53)
2008	10.04	.33	(.75)	(.42)	(.32)	(.04)	(.36)	9.26	(4.27)
2007	9.95	.33	.08	.41	(.32)	—	(.32)	10.04	4.19
2006	10.02	.33	(.03)	.30	(.34)	(.03)	(.37)	9.95	3.01
2005	10.06	.35	(.04)	.31	(.35)	—	(.35)	10.02	3.21
Class I (12/86) (f)
2009	9.32	.43	(.50)	(.07)	(.41)	(.04)	(.45)	8.80	(.74)
2008	10.09	.41	(.74)	(.33)	(.40)	(.04)	(.44)	9.32	(3.45)
2007	10.01	.40	.07	.47	(.39)	—	(.39)	10.09	4.81
2006	10.07	.41	(.03)	.38	(.41)	(.03)	(.44)	10.01	3.84
2005	10.11	.42	(.04)	.38	(.42)	—	(.42)	10.07	3.95

32

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$45,433.91%		.91%	4.47%	.91%	.91%	4.47%	.90%	.90%	4.48%	20%
67,297.88		.88	3.90	.88	.88	3.90	.87	.87	3.90	12
102,045.87		.87	3.82	.87	.87	3.82	.85	.85	3.84	4
72,519.88		.88	3.86	.88	.88	3.86	.86	.86	3.87	9
45,302.91		.91	4.06	.91	.91	4.06	.91	.91	4.06	11

2,741	1.67	1.67	3.71	1.67	1.67	3.71	1.66	1.66	3.72	20
3,519	1.63	1.63	3.15	1.63	1.63	3.15	1.63	1.63	3.15	12
5,989	1.62	1.62	3.07	1.62	1.62	3.07	1.60	1.60	3.09	4
5,989	1.64	1.64	3.09	1.64	1.64	3.09	1.62	1.62	3.11	9
7,300	1.66	1.66	3.30	1.66	1.66	3.30	1.65	1.65	3.31	11

10,944	1.47	1.47	3.91	1.47	1.47	3.91	1.46	1.46	3.92	20
11,661	1.44	1.44	3.35	1.44	1.44	3.35	1.43	1.43	3.36	12
11,853	1.42	1.42	3.27	1.42	1.42	3.27	1.40	1.40	3.29	4
12,160	1.44	1.44	3.30	1.44	1.44	3.30	1.42	1.42	3.32	9
11,160	1.46	1.46	3.50	1.46	1.46	3.50	1.45	1.45	3.51	11

47,238.72		.72	4.67	.72	.72	4.67	.71	.71	4.68	20
52,832.69		.69	4.10	.69	.69	4.10	.68	.68	4.11	12
60,022.67		.67	4.02	.67	.67	4.02	.65	.65	4.04	4
61,177.68		.68	4.05	.68	.68	4.05	.67	.67	4.06	9
63,379.71		.71	4.25	.71	.71	4.25	.70	.70	4.26	11

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Each Ratio of Expenses Including Interest to Average Net Assets in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

33

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MASSACHUSETTS INSURED
Year Ended February 28/29	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2009	$9.80	$.40	$(.12)	$.28	$(.39)	$(.05)	$(.44)	$9.64	2.94%
2008	10.37	.39	(.53)	(.14)	(.38)	(.05)	(.43)	9.80	(1.42)
2007	10.37	.39	.02	.41	(.38)	(.03)	(.41)	10.37	3.48
2006	10.44	.40	(.04)	.36	(.39)	(.04)	(.43)	10.37	3.48
2005	10.72	.41	(.21)	.20	(.42)	(.06)	(.48)	10.44	1.95
Class B (3/97)
2009	9.82	.32	(.12)	.20	(.32)	(.05)	(.37)	9.65	2.04
2008	10.38	.31	(.51)	(.20)	(.31)	(.05)	(.36)	9.82	(2.07)
2007	10.38	.31	.03	.34	(.31)	(.03)	(.34)	10.38	3.33
2006	10.45	.32	(.04)	.28	(.31)	(.04)	(.35)	10.38	2.70
2005	10.73	.33	(.21)	.12	(.34)	(.06)	(.40)	10.45	1.19
Class C (9/94)
2009	9.81	.34	(.12)	.22	(.34)	(.05)	(.39)	9.64	2.26
2008	10.37	.33	(.52)	(.19)	(.32)	(.05)	(.37)	9.81	(1.90)
2007	10.36	.33	.03	.36	(.32)	(.03)	(.35)	10.37	3.62
2006	10.44	.34	(.05)	.29	(.33)	(.04)	(.37)	10.36	2.78
2005	10.71	.35	(.20)	.15	(.36)	(.06)	(.42)	10.44	1.46
Class I (12/86) (f)
2009	9.84	.42	(.12)	.30	(.41)	(.05)	(.46)	9.68	3.12
2008	10.41	.41	(.53)	(.12)	(.40)	(.05)	(.45)	9.84	(1.24)
2007	10.40	.41	.03	.44	(.40)	(.03)	(.43)	10.41	4.39
2006	10.47	.42	(.04)	.38	(.41)	(.04)	(.45)	10.40	3.64
2005	10.75	.43	(.21)	.22	(.44)	(.06)	(.50)	10.47	2.12

34

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$26,123.98%		.89%	4.05%	.98%	.89%	4.05%	.96%	.87%	4.06%	20%
22,561	1.08	.90	3.79	1.08	.90	3.79	1.06	.88	3.80	18
20,958	1.06	.89	3.75	1.06	.89	3.75	1.05	.88	3.76	6
24,153.90		.90	3.79	.90	.90	3.79	.89	.89	3.81	14
21,233.91		.91	3.95	.91	.91	3.95	.90	.90	3.95	26

3,944	1.73	1.64	3.28	1.73	1.64	3.28	1.71	1.62	3.30	20
5,068	1.83	1.65	3.04	1.83	1.65	3.04	1.81	1.63	3.05	18
5,635	1.81	1.64	3.00	1.81	1.64	3.00	1.80	1.63	3.02	6
6,121	1.65	1.65	3.04	1.65	1.65	3.04	1.64	1.64	3.05	14
6,759	1.66	1.66	3.20	1.66	1.66	3.20	1.65	1.65	3.20	26

10,949	1.53	1.44	3.49	1.53	1.44	3.49	1.51	1.42	3.51	20
10,608	1.63	1.45	3.24	1.63	1.45	3.24	1.61	1.43	3.25	18
8,700	1.61	1.44	3.21	1.61	1.44	3.21	1.60	1.43	3.22	6
9,895	1.45	1.45	3.24	1.45	1.45	3.24	1.44	1.44	3.25	14
11,981	1.46	1.46	3.40	1.46	1.46	3.40	1.45	1.45	3.40	26

37,858.78		.69	4.24	.78	.69	4.24	.76	.67	4.26	20
40,474.88		.70	3.99	.88	.70	3.99	.86	.68	4.00	18
45,501.86		.69	3.96	.86	.69	3.96	.85	.68	3.97	6
48,685.70		.70	3.99	.70	.70	3.99	.69	.69	4.00	14
50,432.71		.71	4.15	.71	.71	4.15	.70	.70	4.15	26

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Each Ratio of Expenses Including Interest to Average Net Assets in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the “Funds”) at February 28, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

April 24, 2009

36

Notes

37

Notes

38

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Fund’s Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant.	193

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	193

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	193

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	193

William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	193

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	193

39

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair New York Racing Association Oversight Board (2005-2007); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	193

Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management (since 2008); Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	193

Interested Trustee:

John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	193

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Fund:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3); Chartered Financial Analyst.	193

40

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Mark J.P. Anson 6/10/59 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	193

Nizida Arriaga 6/1/1968 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2007); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	193

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	193

Margo L. Cook 4/11/64 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	193

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	72

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3).	193

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	193

William T. Huffman 5/7/1969 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	193

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	193

41

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	193

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	193

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	193

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	193

Gregory Mino 1/4/1971 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	193

Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	193

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	193

42

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	72

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	193

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

43

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

44

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com. You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

45

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $119 billion of assets on December 31, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

MAN-MA-0209D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended February 28, 2009	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
California Municipal Bond Fund	14,800	0	550	0
California Insured Municipal Bond Fund	12,709	0	550	0
New York Municipal Bond Fund	16,959	0	550	0
New York Insured Municipal Bond Fund	14,455	0	550	0
Massachusetts Municipal Bond Fund	10,757	0	550	0
Massachusetts Insured Municipal Bond Fund	9,140	0	550	0
Connecticut Municipal Bond Fund	15,031	0	550	0
New Jersey Municipal Bond Fund	11,974	0	550	0
California High Yield Bond Fund	8,711	0	550	0

Total	$114,536	$0	$4,950	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees,” and “Tax Fees.”

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
California Municipal Bond Fund	0	0	0	0
California Insured Municipal Bond Fund	0	0	0	0
New York Municipal Bond Fund	0	0	0	0
New York Insured Municipal Bond Fund	0	0	0	0
Massachusetts Municipal Bond Fund	0	0	0	0
Massachusetts Insured Municipal Bond Fund	0	0	0	0
Connecticut Municipal Bond Fund	0	0	0	0
New Jersey Municipal Bond Fund	0	0	0	0
California High Yield Bond Fund	0	0	0	0

Fiscal Year Ended February 29, 2008	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
California Municipal Bond Fund	13,095	0	1,744	0
California Insured Municipal Bond Fund	12,093	0	1,516	0
New York Municipal Bond Fund	15,287	0	2,146	0
New York Insured Municipal Bond Fund	13,774	0	1,844	0
Massachusetts Municipal Bond Fund	10,705	0	1,231	0
Massachusetts Insured Municipal Bond Fund	8,703	0	838	0
Connecticut Municipal Bond Fund	13,363	0	1,779	0
New Jersey Municipal Bond Fund	11,063	0	1,314	0
California High Yield Bond Fund	7,493	0	621	0

Total	$105,576	$0	$13,032	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees,” and “Tax Fees.”

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
California Municipal Bond Fund	0	0	0	0
California Insured Municipal Bond Fund	0	0	0	0
New York Municipal Bond Fund	0	0	0	0
New York Insured Municipal Bond Fund	0	0	0	0
Massachusetts Municipal Bond Fund	0	0	0	0
Massachusetts Insured Municipal Bond Fund	0	0	0	0
Connecticut Municipal Bond Fund	0	0	0	0
New Jersey Municipal Bond Fund	0	0	0	0
California High Yield Bond Fund	0	0	0	0

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended February 28, 2009	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended February 29, 2008	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended February 28, 2009	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
California Municipal Bond Fund	550	0	0	550
California Insured Municipal Bond Fund	550	0	0	550
New York Municipal Bond Fund	550	0	0	550
New York Insured Municipal Bond Fund	550	0	0	550
Massachusetts Municipal Bond Fund	550	0	0	550
Massachusetts Insured Municipal Bond Fund	550	0	0	550
Connecticut Municipal Bond Fund	550	0	0	550
New Jersey Municipal Bond Fund	550	0	0	550
California High Yield Bond Fund	550	0	0	550

Total	$4,950	$0	$0	$4,950

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Fiscal Year Ended February 29, 2008	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
California Municipal Bond Fund	1,744	0	0	1,744
California Insured Municipal Bond Fund	1,516	0	0	1,516
New York Municipal Bond Fund	2,146	0	0	2,146
New York Insured Municipal Bond Fund	1,844	0	0	1,844
Massachusetts Municipal Bond Fund	1,231	0	0	1,231
Massachusetts Insured Municipal Bond Fund	838	0	0	838
Connecticut Municipal Bond Fund	1,779	0	0	1,779
New Jersey Municipal Bond Fund	1,314	0	0	1,314
California High Yield Bond Fund	621	0	0	621

Total	$13,032	$0	$0	13,032

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust II

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date May 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date May 8, 2009

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date May 8, 2009